[logo]: CREDIT SUISSE/ASSET MANAGEMENT


         CREDIT SUISSE FUNDS
         Prospectus

         COMMON CLASS
         February 28, 2004

                    o CREDIT SUISSE
                      SMALL CAP VALUE FUND



The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of Credit Suisse Asset Management, LLC, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

     KEY POINTS................................................................4
        Goal and Principal Strategies..........................................4
        A Word About Risk......................................................4
        Investor Profile.......................................................5

     PERFORMANCE SUMMARY.......................................................6
        Year-by-Year Total Returns.............................................6
        Average Annual Total Returns...........................................7

     INVESTOR EXPENSES.........................................................8
        Fees and Fund Expenses.................................................8
        Example................................................................9

     THE FUND IN DETAIL.......................................................10
        The Management Firm...................................................10
        Multi-Class Structure.................................................10
        Fund Information Key..................................................10
        Goal and Strategies...................................................11
        Portfolio Investments.................................................12
        Risk Factors..........................................................12
        Portfolio Management..................................................12
        Financial Highlights..................................................13

     MORE ABOUT RISK..........................................................14
        Introduction..........................................................14
        Types of Investment Risk..............................................14
        Certain Investment Practices..........................................16

     MEET THE MANAGERS........................................................20

     MORE ABOUT YOUR FUND.....................................................21
        Share Valuation.......................................................21
        Account Statements....................................................21
        Distributions.........................................................21
        Taxes.................................................................22

   BUYING SHARES............................................................24

     SELLING SHARES...........................................................27

     SHAREHOLDER SERVICES.....................................................29

     OTHER POLICIES...........................................................30

     OTHER INFORMATION........................................................32
        About the Distributor.................................................32

     FOR MORE INFORMATION.............................................back cover

                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

-------------------------------------------------------------------------------------------------------------------
  GOAL                  PRINCIPAL STRATEGIES                           PRINCIPAL RISK FACTORS

===================================================================================================================
High level of growth    o Invests at least 80% of net assets,          o Market risk
of capital                plus any borrowings for investment           o Special-situation companies
                          purposes, in equity securities of            o Start-up and other small companies
                          small U.S. companies that appear
                          to be undervalued
                        o Employs a value oriented
                          investment approach seeking
                          securities that appear to be
                          underpriced

-------------------------------------------------------------------------------------------------------------------

o  A WORD ABOUT RISK
================================================================================

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

     Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MARKET RISK

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

o  INVESTOR PROFILE
================================================================================

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

o    have longer time horizons

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o    are looking for growth

o    want to diversify their portfolios into common stocks

   IT MAY NOT BE APPROPRIATE IF YOU:

o    are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o    are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how fund performance has varied from year to year for up to 10 years. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

[BAR CHART]

                           YEAR-BY-YEAR TOTAL RETURNS
--------------------------------------------------------------------------------
 YEAR ENDED 12/31:                                   2001      2002     2003
================================================================================
  Best quarter: 14.95% (Q4 01)
  Worst quarter:  -14.85% (Q3 02)                    11.22%   -1.12%   25.13%
  Inception date:  8/1/00
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------
        PERIOD ENDED         ONE YEAR   FIVE YEARS   TEN YEARS    LIFE OF   INCEPTION
          12/31/03:            2003      1999--2003   1994--2003     CLASS     DATE
========================================================================================
 RETURNS BEFORE TAXES          25.19%         N/A        N/A      12.23%     8/1/00
----------------------------------------------------------------------------------------
 RETURNS AFTER TAXES ON
 DISTRIBUTIONS                 24.15%         N/A        N/A       9.05%
----------------------------------------------------------------------------------------
 RETURNS AFTER TAXES ON
 DISTRIBUTIONS AND SALE
 OF FUND SHARES                17.49%         N/A        N/A       9.09%
----------------------------------------------------------------------------------------
 RUSSELL 2000(R)INDEX1
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     47.26%         N/A        N/A       4.62%3
----------------------------------------------------------------------------------------
 RUSSELL 2000(R)VALUE INDEX2
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     46.03%         N/A        N/A      15.90%3
----------------------------------------------------------------------------------------

1 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by the Frank Russell Company.

2 The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by the Frank Russell Company.

3    Performance since July 31, 2000.



--------------------------------------------------------------------------------
                            UNDERSTANDING PERFORMANCE

   o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

   o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

   o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

   o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

   o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
--------------------------------------------------------------------------------

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are for the fiscal year ended October 31, 2003.

-------------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                  NONE
-------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage
  of original purchase price or redemption proceeds, as applicable)    NONE
-------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions
  (as a percentage of offering price)                                  NONE
-------------------------------------------------------------------------------
  Redemption fees                                                      NONE
-------------------------------------------------------------------------------
  Exchange fees                                                        NONE
-------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-------------------------------------------------------------------------------
  Management fee                                                      0.79%
-------------------------------------------------------------------------------
  Distribution and service (12b-1) fee                                0.25%
-------------------------------------------------------------------------------
  Other expenses                                                      0.48%
-------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES*                               1.52%
-------------------------------------------------------------------------------

 * Expected fees and expenses for the fiscal year ending October 31, 2004 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements or credits are voluntary and may be reduced or discontinued at any time.


  EXPENSES AFTER WAIVERS
  AND REIMBURSEMENTS

  Management fee                              0.75%
  Distribution and service (12b-1) fee        0.25%
  Other expenses                              0.48%
                                              -----
  NET ANNUAL FUND OPERATING EXPENSES          1.48%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower. Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the table on the opposite page (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

--------------------------------------------------------------------------------
         ONE YEAR            THREE YEARS          FIVE YEARS           TEN YEARS
================================================================================
           $155                 $480                 $829               $1,813
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

o  THE MANAGEMENT FIRM
================================================================================

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients.

o As of December 31, 2003, Credit Suisse Asset Management companies managed over $51 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission For the 2003 fiscal year, the fund paid CSAM 0.75% of its average net assets for advisory services. For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


o    MULTI-CLASS STRUCTURE
================================================================================

   This Prospectus offers Common Class shares of the Small Cap Value Fund. Common Class shares are no-load. The fund also offers Class A, B and C shares, as described in a separate Prospectus. Each class has its own fees and expenses, offering you a choice of cost structures.

o    FUND INFORMATION KEY
================================================================================

   A concise description of the fund follows. The description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT

   The group designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income-tax liability.

     The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.


o  GOAL AND STRATEGIES
================================================================================

   The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the fund managers:

o seek to buy stocks that are deeply discounted relative to their view of up-side potential

o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

o look for companies that stand to benefit from the positive impact of a likely significant event

o    apply risk analyses to attempt to minimize unintended investment risks

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   "Small-cap" companies, for purposes of this fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, market capitalizations of Russell 2000 companies ranged from $42 million to $2.02 billion.

   Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

o  PORTFOLIO INVESTMENTS
================================================================================

   The fund invests primarily in:

 o common stock

 o preferred stock

 o securities convertible into common stocks

 o securities such as warrants, whose values are based on common stock

 o investment grade debt securities including U.S. government and municipal and other financial instruments

     The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

o  RISK FACTORS
================================================================================

   The fund's principal risk factors are:

 o market risk

 o special-situation companies

 o start-up and other small companies

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

o  PORTFOLIO MANAGEMENT
================================================================================

     The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below for the fund's Common Class have been audited by the fund's previous auditors for the fiscal period August 1, 2000 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2003. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

-------------------------------------------------------------------------------------------
YEAR ENDED:                                        10/03     10/02    10/01    10/00 1
===========================================================================================
 PER SHARE DATA
==========================================================================================
  Net asset value, beginning of period           $ 18.56   $ 21.07   $ 22.62    $21.35
------------------------------------------------------------------------------------------
 Investment operations:
  Net investment income (loss)2                    (0.02)     0.02      0.04      0.02
  Net gains on investments
   (both realized and unrealized)                   3.08      0.31      1.72      1.25
------------------------------------------------------------------------------------------
     Total from investment operations               3.06      0.33      1.76      1.27
------------------------------------------------------------------------------------------
 Less dividends and distributions
  Dividends from net investment income             (0.01)    (0.05)    (0.09)      --
  Distributions from net realized gains            (1.59)    (2.79)    (3.22)      --
------------------------------------------------------------------------------------------
     Total dividends and distributions             (1.60)    (2.84)    (3.31)      --
------------------------------------------------------------------------------------------
 Net asset value, end of period                  $ 20.02   $ 18.56   $ 21.07    $22.62
------------------------------------------------------------------------------------------
     Total return3                                 17.75%     0.61%     9.79%     5.95%
------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
==========================================================================================
  Net assets, end of period (000s omitted)       $47,969   $45,075   $30,667    $  105
   Ratio of expenses to average net assets          1.48%     1.32%     1.33%     0.34%4
   Ratio of net investment income (loss)
     to average net assets                         (0.10)%    0.12%     0.18%     0.09%4
   Decrease reflected in above operating
     expense ratios due to waivers                  0.04%     0.14%     0.02%       --
   Portfolio turnover rate                            30%       18%       54%       42%
------------------------------------------------------------------------------------------


1    For the period August 1, 2000 (inception date) through October 31, 2000.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4    Annualized.

                                 MORE ABOUT RISK

o  INTRODUCTION
================================================================================

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

o  TYPES OF INVESTMENT RISK
================================================================================

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

     EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK  The market value of
a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[X]    Permitted without limitation;
       does not indicate actual use

/20%/ Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ]    Permitted, but not expected to be used to
       a significant extent
--     Not permitted

===================================================================================================================
  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                                     33 1/3%
-------------------------------------------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market, political risks.                      [ ]

-------------------------------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation,
credit, currency, hedged exposure, liquidity, political, valuation risks.                       [ ]

-------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information, liquidity,
market, operational, political, valuation risks.                                                [ ]

-------------------------------------------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.                                 [X]
-------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts.
Currency, information, liquidity, market, operational, political, valuation risks.              /20%/
-------------------------------------------------------------------------------------------------------------------



                                       16

===================================================================================================================
  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risks.2                                                                    [ ]

-------------------------------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market
risks.                                                                                          /20%/

-------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                                          [ ]

-------------------------------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                               [ ]

-------------------------------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period.1 Correlation, credit, hedged exposure, liquidity, market,
speculative exposure, valuation risks.                                                          10%
-------------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information,
liquidity, operational, political, valuation risks.                                             [ ]

-------------------------------------------------------------------------------------------------------------------



                                       17

===================================================================================================================
  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. Credit, interest-rate, market risks.                                                 [ ]

-------------------------------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                             /15%/

-------------------------------------------------------------------------------------------------------------------

SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                       [ ]

-------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                                    /25%/

-------------------------------------------------------------------------------------------------------------------

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectations that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the at that higher price and it would be likely to underperform similar mutual funds that do not take short positions. Liquidity,
market, speculative exposure risks.                                                             [ ]

-------------------------------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                                             /10%/
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                                      [X]
-------------------------------------------------------------------------------------------------------------------



                                       18


===================================================================================================================
  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. Information, market risks.                                                         [X]
-------------------------------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation risks.                               [X]
-------------------------------------------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
Credit, currency, information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                                                          [ ]
-------------------------------------------------------------------------------------------------------------------

TECHNOLOGY COMPANIES Companies which may benefit significantly from advances or
improvements in technology. Liquidity, market, valuation risks.                                 [ ]

-------------------------------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually for
a limited time. Liquidity, market, speculative exposure risks.                                  5%
-------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                        [ ]

-------------------------------------------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe.

STEPHEN J. KASZYNSKI, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the fund since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

SCOTT T. LEWIS, Managing Director, is a portfolio manager specializing in U.S. value equities. Mr. Lewis came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management (WPAM), where he had been since 1986. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. in finance from New York University's Stern School of Business.

ROBERT E. RESCOE, CFA, Director, is a portfolio manager specializing in U.S. value equities. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired WPAM, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.




            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

o  SHARE VALUATION
================================================================================

   The price of your shares is also referred to as their net asset value (NAV).

   The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the Common Class's total assets, less its liabilities, by the number of Common Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

o  ACCOUNT STATEMENTS
================================================================================

   In general, you will receive account statements as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o    after any changes of name or address of the registered owner(s)

o otherwise, every calendar quarter You will also receive annual and semiannual financial reports.

o  DISTRIBUTIONS
================================================================================

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund typically distributes dividends and capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid federal tax.

     Distributions may be reinvested in additional shares without any additional or deferred sales charge. Estimated year-end distribution information, including record and payment dates, generally will be available at www.csam.com or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.


o  TAXES
================================================================================

   As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

     As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

     Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                  BUYING SHARES

o  OPENING AN ACCOUNT
================================================================================

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Shareholder Service Center to receive one by mail or fax.

     You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

     The fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Common Class shares.

o  BUYING AND SELLING SHARES
================================================================================

   The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means we have received a completed purchase application and payment for shares (as described in this Prospectus).

FINANCIAL-SERVICES FIRMS

   You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

   Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

   Some of the firms through which the fund is available include:

 o Charles Schwab & Co., Inc. Mutual Fund OneSource(R) service

 o Fidelity Brokerage Services, Inc. FundsNetwork(R) Program

 o TD Waterhouse Mutual Fund Network

MINIMUM INITIAL INVESTMENT
 Regular account:                  $2,500
 IRAs:                               $500
 Transfers/Gifts to Minors:          $500

   There is no minimum investment requirement for employees and clients of CSAM and its affiliates or for retirement plan programs. The fund reserves the right to modify or waive minimum initial investment requirements.

o  ADDING TO AN ACCOUNT
================================================================================

   You can add to your account in a variety of ways, as shown in the table.

If you want to use Automated Clearing House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Common Class account application.

o  INVESTMENT CHECKS
================================================================================

   Checks should be made payable in U.S. dollars to Credit Suisse Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Funds. These types of checks will be returned to you and your purchase order will not be processed.

o  EXCHANGING SHARES
================================================================================

   The fund reserves the right to

o    reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o    temporarily suspend the exchange privilege during unusual market conditions

   If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.


                                  BUYING SHARES

  OPENING AN ACCOUNT                                              ADDING TO AN ACCOUNT

===================================================================================================================
  BY CHECK
-------------------------------------------------------------------------------------------------------------------
 o Complete the New Account Application.                        o Make your check payable to Credit Suisse Funds.
 o For IRAs use the Universal IRA Application.                  o Write the account number and the fund
 o Make your check payable to Credit Suisse Funds.                name on your check.
 o Write the fund name on the check.                            o Mail to Credit Suisse Funds.
 o Mail to Credit Suisse Funds.                                 o Minimum amount is $100.

-------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
-------------------------------------------------------------------------------------------------------------------
 o Call our Shareholder Service Center to                       o Call our Shareholder Service Center to
   request an exchange from another Credit                        request an exchange from another Credit
   Suisse Fund. Be sure to read the current                       Suisse Fund.
   Prospectus for the new fund. Also please                     o Minimum amount is $250.
   observe the minimum initial investment.                      o If you do not have telephone privileges,
 o If you do not have telephone privileges,                       mail or fax a letter of instruction signed by
   mail or fax a letter of instruction signed by                  all shareholders.
   all shareholders.

-------------------------------------------------------------------------------------------------------------------
  BY WIRE
-------------------------------------------------------------------------------------------------------------------
 o Complete and sign the New Account Application.               o Call our Shareholder Service Center by
 o Call our Shareholder Service Center and                        4 p.m. Eastern Time to inform us of the
   fax the signed New Account Application by                      incoming wire. Please be sure to specify your
   4 p.m. Eastern Time.                                           name, the account number and the fund
 o The Shareholder Service Center will                            name on your wire advice.
   telephone you with your account number.                      o Wire the money for receipt that day.
   Please be sure to specify your name, the                     o Minimum amount is $500.
   account number and the fund name on
   your wire advice.
 o Wire your initial investment for receipt that day.
 o Mail the original, signed application to Credit
   Suisse Funds.
 This method is not available for IRAs.

-------------------------------------------------------------------------------------------------------------------
  BY AUTOMATED CLEARING HOUSE (ACH) TRANSFER
-------------------------------------------------------------------------------------------------------------------
 o Cannot be used to open an account.                           o Call our Shareholder Service Center to
                                                                  request an ACH transfer from your bank.
                                                                o Your purchase will be effective at the next
                                                                  NAV calculated after we receive your order
                                                                  in proper form.
                                                                o Minimum amount is $50.
                                                                o Requires ACH on Demand privileges.
-------------------------------------------------------------------------------------------------------------------


                                 1-800-222-8977
                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET


                                 SELLING SHARES

  SELLING SOME OR ALL OF YOUR SHARES                            CAN BE USED FOR
===================================================================================================================
  BY MAIL
-------------------------------------------------------------------------------------------------------------------
 Write us a letter of instruction that includes:                o Accounts of any type.
 o your name(s) and signature(s)                                o Sales of any amount.
 o the fund name and account number                             For IRAs please use the IRA Distribution
 o the dollar amount you want to sell                           Request Form.
 o how to send the proceeds
 Obtain a signature guarantee or other
 documentation, if required (see "Selling Shares
 in Writing").
 Mail the materials to Credit Suisse Funds.
 If only a letter of instruction is required, you
 can fax it to the Shareholder Service Center
 (unless a signature guarantee is required).

-------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
-------------------------------------------------------------------------------------------------------------------
 o Call our Shareholder Service Center to                       o Accounts with telephone privileges.
   request an exchange into another Credit                      If you do not have telephone privileges, mail or
   Suisse Fund. Be sure to read the current                     fax a letter of instruction to exchange shares.
   Prospectus for the new fund. Also please
   observe the minimum initial investment.

-------------------------------------------------------------------------------------------------------------------
  BY PHONE
-------------------------------------------------------------------------------------------------------------------
 Call our Institutional Services Center to                      o Non-IRA accounts with telephone privileges.
 request a redemption. You can receive
 the proceeds as:
 o a check mailed to the address of record ($100 minimum)
 o an ACH transfer to your bank ($50 minimum)
 o a wire to your bank ($500 minimum)
 See "By Wire or ACH Transfer" for details.

-------------------------------------------------------------------------------------------------------------------
  BY WIRE OR ACH TRANSFER
-------------------------------------------------------------------------------------------------------------------
 o Complete the "Wire Instructions" or "ACH                     o Non-IRA accounts with wire-redemption or
   on Demand" section of your New Account Application.            ACH on Demand privileges.
 o For federal-funds wires, proceeds will be                    o Requests by phone or mail.
   wired on the next business day. For ACH
   transfers, proceeds will be delivered within
   two business days.

-------------------------------------------------------------------------------------------------------------------


--------------------------------------
           HOW TO REACH US

SHAREHOLDER SERVICE CENTER
Toll free: 800-927-2874
Fax: 888-606-8252

MAIL:
Credit Suisse Funds
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

INTERNET WEB SITE:
www.csam.com

          WIRE INSTRUCTIONS

State Street Bank and Trust Company
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account
registration]

--------------------------------------


o  SELLING SHARES IN WRITING
================================================================================

   Some circumstances require a written sell order, along with a signature guarantee. These include:

o    accounts whose address of record has been changed within the past 30 days

o    redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

o  RECENTLY PURCHASED SHARES
================================================================================

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Credit Suisse fund.

o  LOW-BALANCE ACCOUNTS
================================================================================

   If your account balance falls below the minimum required to keep it open due to redemptions or exchanges, the fund may ask you to increase your balance. If it is still below the minimum after 60 days, the fund may close your account and mail you the proceeds.

MINIMUM TO KEEP AN ACCOUNT OPEN
 Regular account:                  $2,000
 IRAs:                               $250
 Transfers/Gifts to Minors:          $250

   The fund reserves the right to modify or waive this requirement. If the fund increases the minimum amount required to keep an account open, it will give current shareholders 15 days' notice of any increase.


                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                              SHAREHOLDER SERVICES

o  AUTOMATIC SERVICES
================================================================================

     Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Shareholder Service Center.

AUTOMATIC MONTHLY INVESTMENT PLAN
   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semiannual or annual withdrawals of $250 or more.

DISTRIBUTION SWEEP

   For automatically reinvesting your dividend and capital-gain distributions into another identically registered Credit Suisse Fund. Not available for IRAs.

o  STATEMENTS AND REPORTS
================================================================================
   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-927-2874 if you would like to receive additional reports, prospectuses or proxy statements.

   CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

o  RETIREMENT PLANS
================================================================================

   Credit Suisse offers a range of tax-advantaged retirement accounts, including:

o    Traditional IRAs

o    Roth IRAs

o    Spousal IRAs

o    Rollover IRAs

o    SEP IRAs

   To transfer your IRA to Credit Suisse, use the IRA Transfer/Direct Rollover Form. If you are opening a new IRA, you will also need to complete the Universal IRA Application. Please consult your tax professional concerning your IRA eligibility and tax situation.

o  TRANSFERS/GIFTS TO MINORS
================================================================================

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

o  ACCOUNT CHANGES
================================================================================

   Call our Shareholder Service Center to update your account records whenever you change your address. The Shareholder Service Center can also help you change your account information or privileges.

                                 OTHER POLICIES

o  TRANSACTION DETAILS
================================================================================

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed.

   Your purchase order will be canceled if you place a telephone order by 4 p.m. ET and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

   If you wire money without first calling our Shareholder Service Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

o  SPECIAL SITUATIONS
================================================================================

   The fund reserves the right to:

 o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV.

   In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

 o charge a wire-redemption fee

 o make a "redemption in kind" - payment in portfolio securities rather than cash - for certain large redemption amounts that could hurt fund operations

 o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)



                                  800-927-2874
                       MONDAY-FRIDAY, 8:30 A.M.-6 P.M. ET

                                OTHER INFORMATION

o  ABOUT THE DISTRIBUTOR
================================================================================

     Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 o making the fund available to you

 o account servicing and maintenance

 o other administrative services related to sale of the Common Class shares

   The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate CSAMSI for providing certain shareholder and other services related to the sale of the Common Class shares. Under the plan, the distributor is paid 0.25% of the average daily net assets of the fund's Common Class shares. Because the fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Common Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about the fund is available free upon request, including the following:

o  ANNUAL/SEMIANNUAL
   REPORTS TO SHAREHOLDERS
================================================================================

   Includes financial statements, portfolio investments and detailed performance information.

     The Annual Report also contains a letter from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

o  OTHER INFORMATION
================================================================================

   A current Statement of Additional Information (SAI), which provides more details about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02184

ON THE INTERNET:
   www.csam.com

SEC FILE NUMBER:
Credit Suisse Capital Funds
Credit Suisse Small Cap Value Fund      811-04604



P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874 n WWW.CSAM.COM

[LOGO]: CREDIT SUISSE/ASSET MANAGEMENT

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSCSC-1-0204

[logo]: CREDIT SUISSE/ASSET MANAGEMENT


         CREDIT SUISSE ADVISOR FUNDS
         Prospectus

         ADVISOR CLASS
         February 28, 2004

                    o CREDIT SUISSE0
                      LARGE CAP VALUE FUND



     As with all mutual funds, the Securities and Exchange Commission has not approved this fund, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

     Credit Suisse Advisor Funds are advised by Credit Suisse Asset Management, LLC

                                    CONTENTS

      KEY POINTS...............................................................4
        Goal and Principal Strategies..........................................4
        A Word About Risk......................................................4
        Investor Profile.......................................................5

     PERFORMANCE SUMMARY.......................................................6
        Year-by-Year Total Returns.............................................6
        Average Annual Total Returns...........................................7

     INVESTOR EXPENSES.........................................................8
        Fees and Fund Expenses.................................................8
        Example................................................................9

     THE FUND IN DETAIL.......................................................10
        The Management Firm...................................................10
        Multi-Class Structure.................................................10
        Fund Information Key..................................................10
        Goal and Strategies...................................................11
        Portfolio Investments.................................................12
        Risk Factors..........................................................12
        Portfolio Management..................................................12
        Financial Highlights..................................................13

     MORE ABOUT RISK..........................................................14
        Introduction..........................................................14
        Types of Investment Risk..............................................14
        Certain Investment Practices..........................................16

     MEET THE MANAGERS........................................................20

     MORE ABOUT YOUR FUND.....................................................21
        Share Valuation.......................................................21
        Account Statements....................................................21
        Distributions.........................................................21
        Taxes.................................................................22

     OTHER INFORMATION........................................................24
        About the Distributor.................................................24

     BUYING SHARES............................................................25

     SELLING SHARES...........................................................28

     SHAREHOLDER SERVICES.....................................................30

     OTHER POLICIES...........................................................31

     FOR MORE INFORMATION.............................................back cover

     The Fund is a series of Credit Suisse Capital Funds.


                                   KEY POINTS

                          GOAL AND PRINCIPAL STRATEGIES

  GOAL                    PRINCIPAL STRATEGIES                        PRINCIPAL RISK FACTORS
============================================================================================
Long-term capital         o Invests at least 80% of net assets,       o Credit risk
appreciation and            plus any borrowings for investment        o Interest rate risk
continuity of income        purposes, in equity securities of         o Market risk
                            U.S. companies with large market
                            capitalizations
                          o Invests principally in dividend-
                            paying common stock of companies
                            with large market capitalizations
                            that appear to be undervalued
                          o Seeks to identify through a value
                            oriented investment approach
                            securities that have potential for
                            appreciation in value and/or income

--------------------------------------------------------------------------------------------

o  A WORD ABOUT RISK
================================================================================

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the fund are discussed below. Before you invest, please make sure you understand the risks that apply to the fund. As with any mutual fund, you could lose money over any period of time.

     Investments in the fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

INTEREST RATE RISK

     Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK

     The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

o  INVESTOR PROFILE
================================================================================

   THIS FUND IS DESIGNED FOR INVESTORS WHO:

o    have longer time horizons

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o are looking for capital appreciation o want to diversify their portfolios into common stocks

IT MAY NOT BE APPROPRIATE IF YOU:

 o are investing for a shorter time horizon

 o are uncomfortable with an investment that will fluctuate in value

 o are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar chart and the table below provide an indication of the risks of investing in the fund. The bar chart shows you how performance of the fund's class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares the fund's performance (before and after taxes) over time to that of a broad based securities market index. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.


[BAR CHART]

                           YEAR-BY-YEAR TOTAL RETURNS*

 PERIOD ENDED 12/31:                  1994   1995   1996   1997   1998   1999   2000   2001   2002   2003
==========================================================================================================
  Best quarter: 15.99% (Q4 98)        -2.38  29.51  21.93  32.75  18.59  10.39  8.35  -6.81  -15.76  24.58
  Worst quarter: -14.68% (Q3 02)
  Inception date: 7/9/92
----------------------------------------------------------------------------------------------------------

* Performance for Advisor Class shares is not provided because the Advisor Class shares do not have a full calendar year of performance. Although Class A shares are not offered in this prospectus, the Class A shares' annual returns would be substantially similar because both classes invest in the same portfolio of securities and the Class A shares' annual returns would differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.


                          AVERAGE ANNUAL TOTAL RETURNS1

        PERIOD ENDED         ONE YEAR   FIVE YEARS   TEN YEARS    LIFE OF   INCEPTION
          12/31/03:            2003      1999--2003   1994--2003     CLASS      DATE
=====================================================================================
 CLASS A RETURN
 BEFORE TAXES                  17.43%       2.02%     10.37%      11.30%     7/9/92
-------------------------------------------------------------------------------------
 CLASS A RETURN AFTER
 TAXES ON DISTRIBUTIONS        16.84%       0.81%      8.56%       9.30%
-------------------------------------------------------------------------------------
 CLASS A RETURN AFTER
 TAXES ON DISTRIBUTIONS
 AND SALE OF FUND SHARES       12.06%       1.32%      8.27%       8.97%
-------------------------------------------------------------------------------------
 RUSSELL 1000(R)VALUE INDEX2
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     30.03%       3.56%     11.88%      12.60%
-------------------------------------------------------------------------------------

1 Performance for Advisor Class shares is not provided because the Advisor Class shares do not have a full calendar year of performance. Although Class A shares are not offered in this prospectus, the Class A shares' annual returns would be substantially similar because both classes invest in the same portfolio of securities and the Class A shares' annual returns would differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses or the imposition of sales loads applicable to the Class A shares.

2 The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.


--------------------------------------------------------------------------------
                            UNDERSTANDING PERFORMANCE

 o TOTAL RETURN tells you how much an investment in the fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

 o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

 o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

 o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
--------------------------------------------------------------------------------

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may pay as a shareholder. Annual fund operating expenses are expected amounts for the fiscal year ending October 31, 2004.
-----------------------------------------------------------------------------
  SHAREHOLDER FEES
   (paid directly from your investment)
-----------------------------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
  (as a percentage of offering price)                                 NONE
-----------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a percentage
  of original purchase price or redemption proceeds, as applicable)   NONE
-----------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested distributions
  (as a percentage of offering price)                                 NONE
-----------------------------------------------------------------------------
  Redemption fees                                                     NONE
-----------------------------------------------------------------------------
  Exchange fees                                                       NONE
-----------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
-----------------------------------------------------------------------------
  Management fee                                                     0.58%
-----------------------------------------------------------------------------
  Distribution and service (12b-1) fee                               0.50%
-----------------------------------------------------------------------------
  Other expenses                                                     0.41%
-----------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES                               1.49%
-----------------------------------------------------------------------------

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

            ONE                 THREE                FIVE                 TEN
           YEAR                 YEARS                YEARS               YEARS
================================================================================
           $152                 $471                 $813               $1,779
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

o  THE MANAGEMENT FIRM
================================================================================

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

o    Investment adviser for the fund

o Responsible for managing the fund's assets according to its goal and strategies

o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

o As of December 31, 2003, Credit Suisse Asset Management companies managed over $51 billion in the U.S. and $317.9 billion globally

o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission For the 2003 fiscal year, the fund paid CSAM 0.58% of its average net assets for advisory services. For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.


o  MULTI-CLASS STRUCTURE
================================================================================

   This Prospectus offers Advisor Class shares of the fund, which are sold to eligible investors directly or through financial intermediaries and other financial services firms with no front-end or contingent deferred sales charge but with an ongoing distribution and services fee of 0.50%. The fund also offers Class A, Class B and Class C shares through a separate Prospectus. Class A, Class B and Class C shares are sold through financial services firms with front-end and/or deferred sales charges.

o  FUND INFORMATION KEY
================================================================================

     A concise description of the fund begins on the next page. The description provides the following information about the fund:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

PORTFOLIO MANAGEMENT

   The group designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing the fund's audited financial performance for up to five years.

 o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 o PORTFOLIO TURNOVER An indication of trading frequency. The fund may sell securities without regard to the length of time they have been held. A high turnover rate may increase the fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

o  GOAL AND STRATEGIES
================================================================================

     The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

   The fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.

     The fund managers select stocks on the basis of their potential for appreciation in value and/or income. In seeking to identify undervalued companies, the fund managers:

o seek to buy stocks that are deeply discounted relative to their view of up-side potential

o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

o look for companies that stand to benefit from the positive impact of a likely significant event

o    apply risk analyses to attempt to minimize unintended investment risks

   The fund may invest in debt securities as well as equity securities. The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of December 31, 2003, the market capitalization of the smallest company in the Russell 1000 Index was $695 million. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

     The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

     The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

o  PORTFOLIO INVESTMENTS
================================================================================

   The fund invests in:

o    common stock

o    preferred stock

o    securities convertible into common stock

o debt securities that are investment grade at the time of purchase including corporate, U.S. government and municipal securities

   The fund invests in both listed and unlisted securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

o  RISK FACTORS
================================================================================

   The fund's principal risk factors are:

o    market risk

o    credit risk

o    interest-rate risk

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

   Different types of investment styles (such as "growth" vs. "value") tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   To the extent the fund invests in debt securities, the value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

o  PORTFOLIO MANAGEMENT
================================================================================


     The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below for the fund's Advisor Class have been audited by PricewaterhouseCoopers LLP for the fiscal period June 6, 2003 (inception date) through October 31, 2003. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

 YEAR ENDED:                                                       10/03 1
==============================================================================
 PER SHARE DATA
==============================================================================
 Net asset value, beginning of period                              $ 17.84
------------------------------------------------------------------------------
 Investment operations:
  Net investment income2                                              0.04
  Net gain on investments (both realized and unrealized)              0.83
------------------------------------------------------------------------------
     Total from investment operations                                 0.87
------------------------------------------------------------------------------
 Less dividends
  Dividends from net investment income                                0.003
------------------------------------------------------------------------------
  Net asset value, end of period                                    $ 18.71
------------------------------------------------------------------------------
     Total return4                                                     4.90%
------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
==============================================================================
  Net assets, end of period (000s omitted)                          $22,336
  Ratio of expenses to average net assets                              1.49%5
  Ratio of net investment income to average net assets                 0.51%5
 Portfolio turnover rate                                                 53%
------------------------------------------------------------------------------

1    For the period June 6, 2003 (inception date) through October 31, 2003.

2 Per-share information is calculated using the average shares outstanding method.

3    This amount represents less than $(0.01) per share.

4 Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the period shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

5    Annualized.

                                 MORE ABOUT RISK

o  INTRODUCTION
================================================================================

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of the fund's risk profile in "Key Points." The discussion of the fund contains more detailed information. This section discusses other risks that may affect the fund.

   The fund may use certain investment practices that have higher risks associated with them. However, the fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

o  TYPES OF INVESTMENT RISK
================================================================================

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict the fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to the fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

     CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the fund could gain or lose on an investment.

     o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

     INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

   Bonds and other fixed-income securities generally involve less market risk than stocks. However, the risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject the fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, the fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or the fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by the fund.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[x]    Permitted without limitation; does not
       indicate actual use

/20%/ Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets;
       does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets;
       does not indicate actual use

[ ] Permitted, but not expected to be used to a significant extent

--     Not permitted


  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk.                                     33 1/3%
-------------------------------------------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market, political risks.                      [ ]

-------------------------------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future Swaps involve the right or obligation to receive or make payments based on two different currency rates. Correlation,
credit, currency, hedged exposure, liquidity, political, valuation risks.                       [ ]

-------------------------------------------------------------------------------------------------------------------

EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information,
liquidity, market, operational, political, valuation risks.                                     [ ]

-------------------------------------------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.                                 [x]

-------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts.
Currency, information, liquidity, market, operational, political, valuation risks.               10%
-------------------------------------------------------------------------------------------------------------------




                                       16

  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risks.2                                                                    [ ]

-------------------------------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market
risks.                                                                                          /20%/

-------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), and other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                                          [ ]

-------------------------------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                               [ ]

-------------------------------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. The fund may purchase or sell (write) both put and call options for hedging or speculative purposes.1 Correlation, credit, hedged
exposure, liquidity, market, speculative exposure, valuation risks.                             5%

-------------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information,
liquidity, operational, political, valuation risks.                                             [ ]

-------------------------------------------------------------------------------------------------------------------



                                       17

  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. Credit, interest-rate, market risks.                                                 [ ]

-------------------------------------------------------------------------------------------------------------------

RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                             /10%/

-------------------------------------------------------------------------------------------------------------------

SECTOR CONCENTRATION Investing more than 25% of the fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.                       [ ]

-------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                                    25%

-------------------------------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary. Liquidity,
market, speculative exposure risks.                                                             /10%/
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                                      [ ]

-------------------------------------------------------------------------------------------------------------------

SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially litigation. Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. Information, market risks.                                                         [ ]

-------------------------------------------------------------------------------------------------------------------


                                       18

  INVESTMENT PRACTICE                                                                           LIMIT
===================================================================================================================
START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation risks.                               [ ]

-------------------------------------------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) that may be more attractive or accessible than the fund's direct investment. Credit, currency, information, interest-rate,
liquidity, market, political, speculative exposure, valuation risks.                            [ ]

-------------------------------------------------------------------------------------------------------------------

TECHNOLOGY COMPANIES Companies which may benefit significantly from advances or
improvements in technology. Liquidity, market, valuation risks.                                 [ ]

-------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                                        [ ]

-------------------------------------------------------------------------------------------------------------------

1 The fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 The fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe.

STEPHEN J. KASZYNSKI, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the fund since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

SCOTT T. LEWIS, Managing Director, is a portfolio manager specializing in U.S. value equities. Mr. Lewis came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management (WPAM), where he had been since 1986. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. in finance from New York University's Stern School of Business.

ROBERT E. RESCOE, CFA, Director, is a portfolio manager specializing in U.S. value equities. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired WPAM, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.




            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

o  SHARE VALUATION
================================================================================

   The price of your shares is also referred to as their net asset value (NAV).

     The NAV is determined at the close of regular trading on the New York Stock Exchange (NYSE) (currently 4 p.m. ET) each day the NYSE is open for business. It is calculated by dividing the Advisor Class's total assets, less its liabilities, by the number of Advisor Class shares outstanding.

   The fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, the fund may price those securities at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when the fund does not compute its price. This could cause the value of the fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

o  ACCOUNT STATEMENTS
================================================================================

   In general, you will receive account statements or notices as follows:

o after every transaction that affects your account balance (except for distribution reinvestments and automatic transactions)

o    after any changes of name or address of the registered owner(s)

o otherwise, every calendar quarter You will receive annual and semiannual financial reports.

o  DISTRIBUTIONS
================================================================================

   As a fund investor, you will receive distributions.

   The fund earns dividends from stocks and interest from bond, money market and other investments. These are passed along as dividend distributions. The fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The fund typically distributes dividends quarterly. The fund typically distributes capital gains annually, usually in December. The fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax.

   Distributions may be reinvested in additional shares without any initial or deferred sales charge. Distributions will be reinvested unless you choose on your account application to have a check for your distributions mailed to you or sent by electronic transfer.

   Estimated year-end distribution information, including record and payment dates, generally will be available late in the year at www.csam.com or by calling 800-222-8977. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

o  TAXES
================================================================================

     As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as the fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from the fund, whether reinvested or taken in cash, are generally taxable. Distributions from the fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by the fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

   Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction.

If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

                                OTHER INFORMATION

o  ABOUT THE DISTRIBUTOR
================================================================================

     Credit Suisse Asset Management Securities, Inc. (CSAMSI), an affiliate of CSAM, is responsible for:

 o making the fund available to you

 o account servicing and maintenance

 o other administrative services related to sale of the Advisor Class shares

   Certain institutions and financial-services firms may offer Advisor Class shares to their clients and customers (or participants in the case of retirement plans). These firms provide distribution, administrative and shareholder services for fund shareholders. The fund has adopted a Rule 12b-1 shareholder-servicing and distribution plan to compensate these firms for their services. The current 12b-1 fee is .50% per annum of average daily net assets of the fund's Advisor Class shares, although under the 12b-1 plan the fund is authorized to pay up to .75% of average daily net assets of the fund's Advisor Class shares. CSAMSI, CSAM or their affiliates may make additional payments out of their own resources to firms offering Advisor Class shares for providing administration, subaccounting, transfer agency and/or other services. Under certain circumstances, the fund may reimburse a portion of these payments.

   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Fund - Distribution and Shareholder Servicing" in the SAI.

                                  BUYING SHARES

o  OPENING AN ACCOUNT
================================================================================

   Your account application provides us with key information we need to set up your account correctly. It also lets you authorize services that you may find convenient in the future.

     If you need an application, call our Institutional Services Center to receive one by mail or fax.

     You can make your initial investment by check or wire. The "By Wire" method in the table enables you to buy shares on a particular day at that day's closing NAV. The fund reserves the right to reject any purchase order.

     In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, the fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the fund and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

o  BUYING AND SELLING SHARES
================================================================================

     The fund is open on those days when the NYSE is open, typically Monday through Friday. If we receive your request in proper form by the close of the NYSE (usually 4 p.m. ET), your transaction will be priced at that day's NAV. If we receive it after that time, it will be priced at the next business day's NAV. "Proper form" means the fund or your financial services firm, as the case may be, has received a completed purchase application and payment for shares (as described in this Prospectus).

FINANCIAL-SERVICES FIRMS

     You can also buy and sell fund shares through a variety of financial-services firms such as banks, brokers and financial advisors. The fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the fund and will be priced at the next-computed NAV.

     Financial-services firms may charge transaction fees or other fees that you could avoid by investing directly with the fund. Financial-services firms may impose their own requirements for minimum initial or subsequent investments or for minimum account balances required to keep your account open. Please read their program materials for any special provisions or additional service features that may apply to your investment.

o  ADDING TO AN ACCOUNT
================================================================================

   You can add to your account in a variety of ways, as shown in the table. If you want to use Automated Clearing

   House (ACH) transfer, be sure to complete the "ACH on Demand" section of the Advisor Class account application.

o  INVESTMENT CHECKS
================================================================================

   Checks should be made payable in U.S. dollars to Credit Suisse Advisor Funds. Unfortunately, we cannot accept "starter" checks that do not have your name pre-printed on them. We also cannot accept checks payable to you or to another party and endorsed to the order of Credit Suisse Advisor Funds. These types of checks will be returned to you and your purchase order will not be processed.

o  EXCHANGING SHARES
================================================================================

   The fund reserves the right to

o    reject any purchase order made by means of an exchange from another fund

o change or discontinue its exchange privilege after 60 days' notice to current investors

o    temporarily suspend the exchange privilege during unusual market conditions

   If the fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.


                                  BUYING SHARES

  OPENING AN ACCOUNT                          ADDING TO AN ACCOUNT BY CHECK
===================================================================================================================
  BY CHECK
-------------------------------------------------------------------------------------------------------------------
 o Complete the Credit Suisse Advisor Funds                       o Make your check payable to Credit Suisse
   New Account Application.                                         Advisor Funds.
 o Make your check payable to Credit Suisse                       o Write the account number and the fund
   Advisor Funds.                                                   name on your check.
 o Write the fund name on the check.                              o Mail to Credit Suisse Advisor Funds.
 o Mail to Credit Suisse Advisor Funds.

-------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
-------------------------------------------------------------------------------------------------------------------
 o Call our Institutional Services Center                         o Call our Institutional Services Center to
   to request an exchange from another Credit                       request an exchange from another Credit
   Suisse Advisor Fund or portfolio. Be sure to                     Suisse Advisor Fund or portfolio.
   read the current Prospectus for the new fund                   o If you do not have telephone privileges, mail
   or portfolio.                                                    or fax a letter of instruction signed by all
 o If you do not have telephone privileges, mail                    shareholders.
   or fax a letter of instruction signed by all
   shareholders.

-------------------------------------------------------------------------------------------------------------------
  BY WIRE
-------------------------------------------------------------------------------------------------------------------
 o Complete and sign the New Account Application.                 o Call our Institutional Services Center by
 o Call our Institutional Services Center and                       4 p.m. Eastern Time to inform us of the
   fax the signed New Account Application by                        incoming wire. Please be sure to specify
   4 p.m. Eastern Time.                                             the account registration, account number
 o The Institutional Services Center will                           and the fund name on your wire advice.
   telephone you with your account number.                        o Wire the money for receipt that day.
   Please be sure to specify the account
   registration, account number and the fund
   name on your wire advice.
 o Wire your initial investment for receipt that day.
 o Mail the original, signed application to Credit
   Suisse Advisor Funds.

-------------------------------------------------------------------------------------------------------------------
  BY ACH TRANSFER
-------------------------------------------------------------------------------------------------------------------
 o Cannot be used to open an account.                             o Call our Institutional Services Center to
                                                                    request an ACH transfer from your bank.
                                                                  o Your purchase will be effective at the next
                                                                    NAV calculated after we receive your order
                                                                    in proper form.
                                                                  o Requires ACH on Demand privileges.
-------------------------------------------------------------------------------------------------------------------


                          INSTITUTIONAL SERVICES CENTER
                                 1-800-222-8977
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET


                                 SELLING SHARES

  SELLING SOME OR ALL OF YOUR SHARES                                CAN BE USED FOR
===================================================================================================================
  BY MAIL
-------------------------------------------------------------------------------------------------------------------
 Write us a letter of instruction that includes:                  o Sales of any amount.
 o your name(s) and signature(s) or, if
   redeeming on an investor's behalf, the
   name(s) of the registered owner(s) and the
   signature(s) of their legal representative(s)
 o the fund name and account number
 o the dollar amount you want to sell
 o how to send the proceeds
 Obtain a signature guarantee or other
 documentation, if required (see "Selling Shares
 in Writing").
 Mail the materials to Credit Suisse Advisor Funds.
 If only a letter of instruction is required, you
 can fax it to the Institutional Shareholder
 Services Center (unless a signature guarantee
 is required).

-------------------------------------------------------------------------------------------------------------------
  BY EXCHANGE
-------------------------------------------------------------------------------------------------------------------
 o Call our Institutional Services Center to                      o Accounts with telephone privileges.
   request an exchange into another Credit                        If you do not have telephone privileges, mail or
   Suisse Advisor Fund or portfolio. Be sure to                   fax a letter of instruction to exchange shares.
   read the current Prospectus for the new fund
   or portfolio.

-------------------------------------------------------------------------------------------------------------------
  BY PHONE
-------------------------------------------------------------------------------------------------------------------
 Call our Institutional Services Center to                        o Accounts with telephone privileges.
 request a redemption. You can receive the
 proceeds as:
 o a check mailed to the address of record
 o an ACH transfer to your bank
 o a wire to your bank
 See "By Wire or ACH Transfer" for details.

-------------------------------------------------------------------------------------------------------------------
  BY WIRE OR ACH TRANSFER
-------------------------------------------------------------------------------------------------------------------
 o Complete the "Wire Instructions" or "ACH on                    o Requests by phone or mail.
   Demand" section of your New Account
   Application.
 o For federal-funds wires, proceeds will be
   wired on the next business day. For ACH
   transfers, proceeds will be delivered within
   two business days.

-------------------------------------------------------------------------------------------------------------------

-----------------------------------------
           HOW TO REACH US

INSTITUTIONAL SERVICES CENTER
Toll Free: 800-222-8977
Fax: 646-354-5026

MAIL:
Credit Suisse Advisor Funds, Inc.
P.O. Box 55030
Boston, MA 02205-5030

OVERNIGHT/COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Advisor Funds
66 Brooks Drive
Braintree, MA 02171

INTERNET WEB SITE:
www.csam.com

           WIRE INSTRUCTIONS

STATE STREET BANK AND TRUST COMPANY
ABA# 0110 000 28
Attn: Mutual Funds/Custody Dept.
[Credit Suisse Advisor Fund Name]
DDA# 9904-649-2
F/F/C: [Account Number and Account
registration]
-----------------------------------------

o  SELLING SHARES IN WRITING
================================================================================

     Some circumstances require a written sell order, along with a signature guarantee. These include:

o    accounts whose address of record has been changed within the past 30 days

o    redemptions in certain large accounts (other than by exchange)

o requests to send the proceeds to a different payee or address than on record

o shares represented by certificates, which must be returned with your sell order

   A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public.

o  RECENTLY PURCHASED SHARES
================================================================================

   For fund shares purchased other than by bank wire, bank check, U.S. Treasury check, certified check or money order, the fund will delay payment of your cash redemption proceeds until the check or other purchase payment clears, which generally takes up to 10 calendar days from the day of purchase. At any time during this period, you may exchange into another Advisor fund.



                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                              SHAREHOLDER SERVICES

o  AUTOMATIC SERVICES
================================================================================

     Buying or selling shares automatically is easy with the services described below. You can set up most of these services with your account application or by calling our Institutional Services Center.

AUTOMATIC MONTHLY INVESTMENT PLAN
   For making automatic investments from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN
   For making automatic monthly, quarterly, semi-annual or annual withdrawals

o  STATEMENTS AND REPORTS
================================================================================

   The fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. The fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. Please call 800-222-8977 if you would like to receive additional reports, prospectuses or proxy statements.

   CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by the fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the fund's website www.csam.com.

o  TRANSFERS/GIFTS TO MINORS
================================================================================
   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

o  ACCOUNT CHANGES
================================================================================

     Call our Institutional Services Center to update your account records whenever you change your address. The Institutional Services Center can also help you change your account information or privileges.

                                 OTHER POLICIES

o  TRANSACTION DETAILS
================================================================================

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. Your purchase order will be canceled if you place a telephone order by

4 p.m. ET and we do not receive your wire that day. Your purchase order will be canceled and you may be liable for losses or fees incurred by the fund if your investment check or electronic transfer (ACH) does not clear.

   If you wire money without first calling our Institutional Services Center to place an order, and your wire arrives after the close of regular trading on the NYSE, then your order will not be executed until the end of the next business day. In the meantime, your payment will be held uninvested. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   While we monitor telephone-servicing resources carefully, during periods of significant economic or market change it may be difficult to place orders by telephone.

   Uncashed redemption or distribution checks do not earn interest.

o  SPECIAL SITUATIONS
================================================================================

   The fund reserves the right to:

o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt the fund and its shareholders, the fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

o impose minimum account balance requirements and increase them after 15 days' notice to current investors

o    charge a wire-redemption fee

o make a "redemption in kind" -- payment in portfolio securities rather than cash -- for certain large redemption amounts that could hurt fund operations

o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)



                          INSTITUTIONAL SERVICES CENTER
                                  800-222-8977
                     MONDAY - FRIDAY, 8:30 A.M. - 6 P.M. ET

                       This page intentionally left blank

                       This page intentionally left blank

                       This page intentionally left blank

                              FOR MORE INFORMATION

   More information about this fund is available free upon request, including the following:

o  ANNUAL/SEMIANNUAL
   REPORTS TO SHAREHOLDERS
================================================================================

     Includes financial statements, portfolio investments and detailed performance information.

     The Annual Report also contains letters from the fund's managers discussing market conditions and investment strategies that significantly affected fund performance during its past fiscal year.

o  OTHER INFORMATION
================================================================================

   A current Statement of Additional Information (SAI), which provides more detail about the fund, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Advisor Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and other information, and to make shareholder inquiries:

BY TELEPHONE:
   800-222-8977

BY FACSIMILE:
   646-354-5026

BY MAIL:
   Credit Suisse Advisor Funds
   P.O. Box 55030
   Boston, MA 02205-5030

BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Advisor Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:
   www.csam.com

SEC FILE NUMBER:
Credit Suisse Capital Funds
Credit Suisse Large
Cap Value Fund                 811-04604



P.O. BOX 55030, BOSTON, MA 02205-5030
800-222-8977 n WWW.CSAM.COM

[logo]: CREDIT SUISSE/ASSET MANAGEMENT



CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       ADLCV-1-0204

[logo]: CREDIT SUISSE/ASSET MANAGEMENT



         CREDIT SUISSE FUNDS
         Prospectus

         CLASS A, B AND C SHARES
         February 28, 2004

                    o CREDIT SUISSE
                      LARGE CAP VALUE FUND

                    o CREDIT SUISSE
                      SMALL CAP VALUE FUND



     As with all mutual funds, the Securities and Exchange Commission has not approved these funds, nor has it passed upon the adequacy or accuracy of this Prospectus. It is a criminal offense to state otherwise.

     Credit Suisse Funds are advised by Credit Suisse Asset Management, LLC.

                                    CONTENTS

     KEY POINTS................................................................4
        Goals and Principal Strategies.........................................4
        A Word About Risk......................................................4
        Investor Profile.......................................................5

     PERFORMANCE SUMMARY.......................................................6
        Year-by-Year Total Returns.............................................6
        Average Annual Total Returns...........................................7

     INVESTOR EXPENSES.........................................................9

     THE FUNDS IN DETAIL......................................................13
        The Management Firm...................................................13
        Multi-Class Structure.................................................13
        Fund Information Key..................................................14

     LARGE CAP VALUE FUND.....................................................15

     SMALL CAP VALUE FUND.....................................................20

     MORE ABOUT RISK..........................................................25
        Introduction..........................................................25
        Types of Investment Risk..............................................25
        Certain Investment Practices..........................................27

     MEET THE MANAGERS........................................................31

     MORE ABOUT YOUR FUND.....................................................32
        Share Valuation.......................................................32
        Distributions.........................................................32
        Taxes.................................................................33
        Statements and Reports................................................34

     CHOOSING A CLASS OF SHARES...............................................35

     BUYING AND SELLING SHARES................................................36

     SHAREHOLDER SERVICES.....................................................38

     OTHER POLICIES...........................................................39

     OTHER SHAREHOLDER INFORMATION............................................40

     OTHER INFORMATION........................................................47
        About the Distributor.................................................47

     FOR MORE INFORMATION.............................................back cover


                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

 FUND/GOAL              PRINCIPAL STRATEGIES                    PRINCIPAL RISK FACTORS
============================================================================================
LARGE CAP VALUE         o Invests at least 80% of net assets,   o Credit risk
FUND                      plus any borrowings for investment    o Interest rate risk
Long-term capital         purposes, in equity securities of     o Market risk
appreciation and          U.S. companies with large market
continuity of income      capitalizations
                        o Invests principally in dividend-
                          paying common stock of companies
                          with large market capitalizations
                          that appear to be undervalued
                        o Seeks to identify through a value
                          oriented investment approach
                          securities that have potential for
                          appreciation in value and/or income
---------------------------------------------------------------------------------------------
SMALL CAP VALUE         o Invests at least 80% of net assets,   o Market risk
FUND                      plus any borrowings for investment    o Special-situation companies
High level of growth      purposes, in equity securities of     o Start-up and other small
of capital                small U.S. companies that appear to     companies
                          be undervalued
                        o Employs a value oriented investment
                          approach seeking securities that
                          appear to be underpriced
---------------------------------------------------------------------------------------------

o  A WORD ABOUT RISK
================================================================================

   All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

   Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to the funds. As with any mutual fund, you could lose money over any period of time.

   Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

CREDIT RISK
Large Cap Value Fund

   The issuer of a security or the counterparty to a contract may default or otherwise be unable to honor a financial obligation.

INTEREST RATE RISK
Large Cap Value Fund

   Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

MARKET RISK
Both Funds

   The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

SPECIAL-SITUATION COMPANIES
Small Cap Value Fund

   "Special situations" are unusual developments that affect a company's market value. Examples include mergers, acquisitions and reorganizations. Securities of special-situation companies may decline in value if the anticipated benefits of the special situation do not materialize.

START-UP AND OTHER SMALL COMPANIES
Small Cap Value Fund

   Start-up and other small companies may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. Their securities may carry increased market, liquidity, information and other risks. Key information about the company may be inaccurate or unavailable.

o  INVESTOR PROFILE
================================================================================

   THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

o    have longer time horizons

o are willing to assume the risk of losing money in exchange for attractive potential long-term returns

o    are looking for growth or capital appreciation

o    want to diversify their portfolios into common stocks

   THEY MAY NOT BE APPROPRIATE IF YOU:

o    are investing for a shorter time horizon

o are uncomfortable with an investment that will fluctuate in value, perhaps dramatically

o    are looking for income

   You should base your investment decision on your own goals, risk preferences and time horizon.

                               PERFORMANCE SUMMARY

The bar charts and the tables below provide an indication of the risks of investing in the funds. The bar chart shows you how performance of each fund's Class A shares has varied from year to year for up to 10 years. Sales loads are not reflected in the returns; if they were, returns would be lower. Sales loads are reflected in the returns shown on the next page. The table compares each fund's performance (before and after taxes) over time to that of a broad based securities market index. The after-tax returns are shown for Class A shares only. The after-tax returns of other classes of shares will vary. As with all mutual funds, past performance (before and after taxes) is not a prediction of future performance.

[BAR CHARTS]


                           YEAR-BY-YEAR TOTAL RETURNS

 YEAR ENDED 12/31:                          1994     1995     1996     1997     1998     1999     2000     2001    2002     2003
================================================================================================================================
LARGE CAP VALUE FUND
  Best quarter: 15.99% (Q4 98)              -2.38    29.51    21.93    32.73    18.59   10.39    8.35     -6.81   15.76   24.58
  Worst quarter: -14.68% (Q3 02)
  Inception date (Class A): 7/9/92
--------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND
  Best quarter: 15.91% (Q2 99)              -0.69    20.17    14.58    26.15    -4.61   1.47     27.03    11.14   -7.66   25.15
  Worst quarter: -18.15% (Q3 98)
  Inception date (Class A): 7/9/92
--------------------------------------------------------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS

        PERIOD ENDED         ONE YEAR   FIVE YEARS   ten YEARS    LIFE OF   INCEPTION
          12/31/03:            2003      1999-2003   1994-2003     CLASS      DATE
==========================================================================================
 LARGE CAP VALUE FUND
 CLASS A RETURN BEFORE TAXES   17.43%       2.02%     10.37%      11.30%     7/9/92
------------------------------------------------------------------------------------------
 RETURN AFTER TAXES
 ON DISTRIBUTIONS              16.84%       0.81%      8.56%       9.30%
------------------------------------------------------------------------------------------
 RETURN AFTER TAXES
 ON DISTRIBUTIONS AND
 SALE OF FUND SHARES           12.06%       1.32%      8.27%       8.97%
------------------------------------------------------------------------------------------
 CLASS B                       19.66%       2.48%        N/A       9.31%     2/28/96
------------------------------------------------------------------------------------------
 CLASS C                       22.71%         N/A        N/A       3.60%     2/28/00
------------------------------------------------------------------------------------------
 RUSSELL 1000(R)VALUE INDEX 1
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     30.03%       3.56%     11.88%          12.60%4
------------------------------------------------------------------------------------------
 SMALL CAP VALUE FUND
 CLASS A RETURN BEFORE TAXES   17.94%       9.31%      9.89%      13.05%     7/9/92
------------------------------------------------------------------------------------------
 RETURN AFTER TAXES
 ON DISTRIBUTIONS              16.96%       6.66%      7.94%      10.48%
------------------------------------------------------------------------------------------
 RETURN AFTER TAXES
 ON DISTRIBUTIONS AND
 SALE OF FUND SHARES           12.71%       6.78%      7.69%      10.14%
------------------------------------------------------------------------------------------
 CLASS B                       20.22%       9.79%        N/A      10.02%     2/28/96
------------------------------------------------------------------------------------------
 CLASS C                       23.23%         N/A        N/A      14.07%     2/28/00
------------------------------------------------------------------------------------------
 RUSSELL 2000(R)INDEX2
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     47.26%       7.13%      9.48%       9.48%4
------------------------------------------------------------------------------------------
 RUSSELL 2000(R)VALUE INDEX3
 (REFLECTS NO DEDUCTIONS
 FOR FEES, EXPENSES
 OR TAXES)                     46.03%      12.28%     12.28%          12.70%4
------------------------------------------------------------------------------------------

1 The Russell 1000(R) Value Index measures the performance of those companies in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

2 The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by the Frank Russell Company.

3 The Russell 2000(R) Value Index measures the performance of those companies in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company.

4    Performance since the earliest class inception date.

--------------------------------------------------------------------------------
                            UNDERSTANDING PERFORMANCE

 o TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

 o A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

 o An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

 o Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

 o AFTER-TAX RETURNS are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.
--------------------------------------------------------------------------------

                                INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

The tables below and on the following pages describe the fees and expenses you may pay as a shareholder of each fund. Annual fund operating expenses for the funds are for the fiscal year ended October 31, 2003.

  LARGE CAP VALUE FUND                              CLASS A    CLASS B2      CLASS C
=======================================================================================
  SHAREHOLDER FEES
   (paid directly from your investment)
---------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed
   on purchases (as a percentage of offering price)  5.75%1       NONE       NONE
---------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
   (as a percentage of original purchase price or
   redemption proceeds, as applicable)                NONE      4.00%3      1.00%4
---------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
   distributions (as a percentage of offering price)  NONE        NONE        NONE
---------------------------------------------------------------------------------------
  Redemption fees                                     NONE        NONE        NONE
---------------------------------------------------------------------------------------
  Exchange fees                                       NONE        NONE        NONE
---------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
   (deducted from fund assets)
---------------------------------------------------------------------------------------
  Management fee                                     0.58%       0.58%       0.58%
---------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee               0.25%       1.00%       1.00%
---------------------------------------------------------------------------------------
  Other expenses                                     0.41%       0.41%       0.41%
---------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND OPERATING EXPENSES               1.24%       1.99%       1.99%1
---------------------------------------------------------------------------------------

1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

2 Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

3 4% during the first year decreasing 1% annually to 0% after the fourth year.

4    1% during first year.

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense ratios remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                           ONE         THREE       FIVE        TEN
 LARGE CAP VALUE FUND                      YEAR        YEARS       YEARS      YEARS
======================================================================================
 CLASS A (with or without redemption)      $694        $946      $1,217      $1,989
--------------------------------------------------------------------------------------
 CLASS B (redemption at end of period)     $602        $824      $1,073      $2,123
--------------------------------------------------------------------------------------
 CLASS B (no redemption)                   $202        $624      $1,073      $2,123
--------------------------------------------------------------------------------------
 CLASS C (redemption at end of period)     $302        $624      $1,073      $2,317
--------------------------------------------------------------------------------------
 CLASS C (no redemption)                   $202        $624      $1,073      $2,317
--------------------------------------------------------------------------------------


  SMALL CAP VALUE FUND                              CLASS A    CLASS B2      CLASS C
========================================================================================
  SHAREHOLDER FEES
  (paid directly from your investment)
----------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed
  on purchases (as a percentage of offering price)   5.75%1        NONE      NONE
----------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a percentage of original purchase
  price or redemption proceeds, as applicable)        NONE       4.00%3      1.00%4
----------------------------------------------------------------------------------------
  Maximum sales charge (load) on reinvested
  distributions (as a percentage of offering price)   NONE        NONE        NONE
----------------------------------------------------------------------------------------
  Redemption fees                                     NONE        NONE        NONE
----------------------------------------------------------------------------------------
  Exchange fees                                       NONE        NONE        NONE
----------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
  (deducted from fund assets)
----------------------------------------------------------------------------------------
  Management fee                                     0.79%       0.79%       0.79%
----------------------------------------------------------------------------------------
  Distribution and service (12b-1) fee               0.25%       1.00%       1.00%
----------------------------------------------------------------------------------------
  Other expenses                                     0.48%       0.48%       0.48%
----------------------------------------------------------------------------------------
  Total annual fund operating expenses*              1.52%       2.27%       2.27%1
----------------------------------------------------------------------------------------

1 The maximum sales charge imposed is reduced for larger purchases. Purchases of $1,000,000 or more are not subject to an initial sales charge but may be subject to a 1% CDSC (Contingent Deferred Sales Charge) on redemptions made within 12 months of purchase. See "Other Shareholder Information."

2 Class B shares automatically convert to Class A shares after eight years. The effect of the automatic conversion feature is reflected in the Example that follows. See "Other Shareholder Information."

3 4% during the first year decreasing 1% annually to 0% after the fourth year.

4    1% during first year.

* Expected fees and expenses for the fiscal year ending October 31, 2004 (after waivers and expense reimbursements or credits) are shown below. Waivers and expense reimbursements or credits are voluntary and may be reduced or discontinued at any time.


  EXPENSES AFTER WAIVERS
  AND REIMBURSEMENTS                          CLASS A     CLASS B      CLASS C

  Management fee                               0.75%       0.75%       0.75%
  Distribution and service (12b-1) fee         0.25%       1.00%       1.00%
  Other expenses                               0.48%       0.48%       0.48%
                                              ------      ------      ------
  NET ANNUAL FUND OPERATING EXPENSES           1.48%       2.23%       2.23%

                                     EXAMPLE

This example may help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, the fund returns 5% annually, expense rates remain as listed in the first table above (before fee waivers and expense reimbursements or credits), and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

                                            ONE        THREE       FIVE        TEN
 SMALL CAP VALUE FUND                      YEAR        YEARS       YEARS      YEARS
======================================================================================
 CLASS A (with or without redemption)      $721      $1,028      $1,356      $2,283
--------------------------------------------------------------------------------------
 CLASS B (redemption at end of period)     $630        $909      $1,215      $2,417
--------------------------------------------------------------------------------------
 CLASS B (no redemption)                   $230        $709      $1,215      $2,417
--------------------------------------------------------------------------------------
 CLASS C (redemption at end of period)     $330        $709      $1,215      $2,605
--------------------------------------------------------------------------------------
 CLASS C (no redemption)                   $230        $709      $1,215      $2,605
--------------------------------------------------------------------------------------

                               THE FUNDS IN DETAIL

o  THE MANAGEMENT FIRM
================================================================================

CREDIT SUISSE ASSET
MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

 o Investment adviser for the funds

 o Responsible for managing the funds' assets according to their goals and strategies

 o A member of Credit Suisse Asset Management, the institutional and mutual fund asset management arm of Credit Suisse First Boston, the investment banking business of Credit Suisse Group (Credit Suisse). Under the management of Credit Suisse First Boston, Credit Suisse Asset Management provides asset management products and services to global corporate, institutional and government clients

 o As of December 31, 2003, Credit Suisse Asset Management companies managed over $51 billion in the U.S. and $317.9 billion globally

 o Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York, London, Sydney and Tokyo; other offices (such as those in Budapest, Frankfurt, Luxembourg, Milan, Moscow, Paris, Prague, Sao Paulo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

   For the 2003 fiscal year, the Large Cap Value Fund and the Small Cap Value Fund paid 0.58% and 0.75%, respectively, of their average net assets for advisory services.

   For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

o  MULTI-CLASS STRUCTURE
================================================================================

   This Prospectus offers Class A, B and C shares of the funds, which are sold through financial intermediaries and other financial services firms and are sold with a front-end sales load (Class A) or a contingent deferred sales charge imposed on redemptions within specified time periods (Classes B and C). The Large Cap Value Fund offers Advisor Class shares through a separate Prospectus. The Small Cap Value Fund offers Common Class shares through a separate Prospectus. Large Cap Value Advisor Class shares are sold to eligible investors directly or through financial intermediaries with no front end or deferred sales charges but with ongoing service and distribution fees of 0.50%. Small Cap Value Fund Common Class shares are sold with no front-end or deferred sales charges but are closed to new investors, except for shareholders who held Common Class shares as of the close of business on December 12, 2001 and other eligible investors as described later in the Prospectus on page 46. Eligible investors may be able to purchase Common Class shares through certain intermediaries or directly from the Small Cap Value Fund.

o  FUND INFORMATION KEY
================================================================================

   Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

   The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

FUND INVESTMENTS

   The principal types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

   The principal risk factors associated with the fund. Additional risk factors are included in "More About Risk."

FUND MANAGEMENT

   The group designated by the investment adviser to handle the fund's day-to-day management.

FINANCIAL HIGHLIGHTS

   A table showing each fund's audited financial performance for up to five years.

 o TOTAL RETURN How much you would have earned or lost on an investment in the fund, assuming you had reinvested all dividend and capital-gain distributions.

 o PORTFOLIO TURNOVER An indication of trading frequency. The funds may sell securities without regard to the length of time they have been held. A high turnover rate may increase a fund's transaction costs and negatively affect its performance. Portfolio turnover may also result in more frequent distributions attributable to long-term and short-term capital gains, which could raise your income-tax liability.

   The Annual Report includes the auditor's report, along with each fund's financial statements. It is available free upon request through the methods described on the back cover of the Prospectus.

                              LARGE CAP VALUE FUND

o  GOAL AND STRATEGIES
================================================================================

   The fund seeks long-term capital appreciation and continuity of income. To pursue its goal, under normal market conditions the fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations ("large companies").

   The fund invests principally in dividend-paying common stock of companies with large market capitalizations that appear to be undervalued and diversifies its investments among different industries and companies.

   The fund managers select stocks on the basis of their potential for appreciation in value and/or income.

   In seeking to identify undervalued companies, the fund managers:

 o seek to buy stocks that are deeply discounted relative to their view of up-side potential

 o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

 o look for companies that stand to benefit from the positive impact of a likely significant event

 o apply risk analyses to attempt to minimize unintended investment risks

   The fund may invest in debt securities as well as equity securities. The fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index. As of December 31, 2003, the market capitalization of the smallest company in the Russell 1000 Index was $695 million. Some companies may fall outside the definition of large company after the fund has purchased their securities. These companies continue to be considered large for purposes of the fund's minimum 80% allocation to large company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. The percentage of assets invested in various types of securities may be changed from time to time by the portfolio managers.

   The portfolio managers may sell securities for a variety of reasons such as to realize profits, limit losses and to take advantage of other investment opportunities.

   The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders. The fund's investment objective may be changed without shareholder approval.

o  PORTFOLIO INVESTMENTS
================================================================================

   The fund invests in:

 o common stock

 o preferred stock

 o securities convertible into common stock

   The fund invests in both listed and unlisted securities. The fund may invest up to 20% of its net assets in debt securities that are investment grade at the time of purchase including corporate, U.S. government and municipal securities. The fund may also invest up to 10% of its net assets in non-U.S. securities and up to 10% in restricted securities. To a limited extent it may also engage in other investment practices, such as writing covered call options on securities or stock indices for hedging purposes.

o  RISK FACTORS
================================================================================

   The fund's principal risk factors are:

 o market risk

 o credit risk

 o interest-rate risk

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

   Different types of investment styles (such as "growth" vs. "value") tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be higher or lower than that of other types of funds (such as those emphasizing a growth strategy).

   To the extent the fund invests in debt securities, the value of your investment will vary with changes in interest rates and other factors. Typically, a rise in interest rates causes a decline in the market value of fixed-income securities.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

o  PORTFOLIO MANAGEMENT
================================================================================

   The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's A, B, and C Classes and have been audited by the fund's previous auditors for the fiscal periods November 1, 1998 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2003. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.

 CLASS A
 YEAR ENDED:                              10/03     10/02    10/01     10/00    10/99
=========================================================================================
 PER SHARE DATA
=========================================================================================
 Net asset value, beginning of year     $ 16.83  $ 19.96   $ 24.62   $ 23.49   $ 22.60
-----------------------------------------------------------------------------------------
 Investment operations
  Net investment income1                   0.14     0.17      0.21      0.16      0.12
  Net gain (loss) on investments
   (both realized and unrealized)          2.15    (1.45)    (2.55)     1.78      2.87
-----------------------------------------------------------------------------------------
     Total from investment operations      2.29    (1.28)    (2.34)     1.94      2.99
-----------------------------------------------------------------------------------------
 Less Dividends and Distributions
  Dividends from net investment income    (0.13)   (0.19)    (0.19)    (0.12)    (0.09)
  Distributions from net realized gains   (0.31)   (1.66)    (2.13)    (0.69)    (2.01)
-----------------------------------------------------------------------------------------
     Total dividends and distributions    (0.44)   (1.85)    (2.32)    (0.81)    (2.10)
-----------------------------------------------------------------------------------------
 Net asset value, end of year           $ 18.68  $ 16.83   $ 19.96   $ 24.62   $ 23.49
-----------------------------------------------------------------------------------------
     Total return2                        13.97%   (7.63)%  (10.48)%    8.44%    14.37%
-----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
=========================================================================================
  Net assets, end of year
    (000s omitted)                     $306,410  $114,733  $133,665  $162,871  $174,213
  Ratio of expenses to average
    net assets                             1.24%     1.03%     1.04%     1.08%     1.11%
  Ratio of net investment income to
    average net assets                     0.78%     0.90%     0.94%     0.71%     0.52%
  Decrease reflected in above operating
    expense ratios due to waivers            --      0.28%     0.10%       --        --
 Portfolio turnover rate                     53%       28%       38%       55%       25%
-----------------------------------------------------------------------------------------

1 Per share information is calculated using the average shares outstanding method.

2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.


 CLASS B
 YEAR ENDED:                              10/03     10/02    10/01     10/00    10/99
========================================================================================
 PER SHARE DATA
========================================================================================
 Net asset value, beginning of year     $ 16.66  $ 19.78   $ 24.44   $ 23.37   $ 22.55
----------------------------------------------------------------------------------------
 Investment operations
  Net investment income (loss)1            0.01     0.03      0.04        --     (0.04)
  Net gain (loss) on investments (both
   realized and unrealized)                2.13    (1.43)    (2.52)     1.76      2.88
----------------------------------------------------------------------------------------
     Total from investment operations      2.14    (1.40)    (2.48)     1.76      2.84
----------------------------------------------------------------------------------------
 Less Dividends and Distributions
  Dividends from net investment income    (0.03)   (0.06)    (0.05)       --     (0.01)
  Distributions from net realized gains   (0.31)   (1.66)    (2.13)    (0.69)    (2.01)
----------------------------------------------------------------------------------------
     Total dividends and distributions    (0.34)   (1.72)    (2.18)    (0.69)    (2.02)
----------------------------------------------------------------------------------------
  Net asset value, end of year          $ 18.46  $ 16.66   $ 19.78   $ 24.44   $ 23.37
----------------------------------------------------------------------------------------
    Total return2                         13.07%   (8.29)%  (11.00)%    7.66%    13.66%
----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
========================================================================================
  Net assets, end of year
    (000s omitted)                      $29,696  $28,312   $33,087   $41,194   $41,144
  Ratio of expenses to average net
    assets                                 1.99%    1.78%     1.79%     1.80%     1.81%
  Ratio of net investment income (loss)
    to average net assets                  0.06%    0.15%     0.19%    (0.01)%   (0.18)%
  Decrease reflected in above operating
   expense ratios due to waivers             --     0.27%     0.10%       --        --
 Portfolio turnover rate                     53%      28%       38%       55%       25%
----------------------------------------------------------------------------------------

1 Per share information is calculated using the average shares outstanding method.

2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.


 CLASS C
 YEAR ENDED:                                       10/03     10/02     10/01   10/001
=========================================================================================
 PER SHARE DATA
=========================================================================================
 Net asset value, beginning of period             $16.58    $19.71    $24.39    $20.87
-----------------------------------------------------------------------------------------
 Investment operations
  Net investment income (loss)2                     0.01      0.03      0.03     (0.01)
  Net gain (loss) on investments (both
   realized and unrealized)                         2.13     (1.43)    (2.51)     3.56
-----------------------------------------------------------------------------------------
     Total from investment operations               2.14     (1.40)    (2.48)     3.55
-----------------------------------------------------------------------------------------
 Less Dividends and Distributions
  Dividends from net investment income             (0.03)    (0.07)    (0.07)    (0.03)
  Distributions from net realized gains            (0.31)    (1.66)    (2.13)    --
-----------------------------------------------------------------------------------------
     Total dividends and distributions             (0.34)    (1.73)    (2.20)    (0.03)
-----------------------------------------------------------------------------------------
  Net asset value, end of period                  $18.38    $16.58    $19.71    $24.39
-----------------------------------------------------------------------------------------
    Total return3                                  13.14%    (8.35)%  (11.07)%   17.02%
-----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
=========================================================================================
  Net assets, end of period (000s omitted)        $3,479    $2,104    $1,916     $ 496
  Ratio of expenses to average net assets           1.99%     1.78%     1.79%     1.28%4
  Ratio of net investment income (loss) to average
   net assets                                       0.06%     0.16%     0.13%    (0.03)%4
  Decrease reflected in above operating expense
   ratios due to waivers                              --      0.28%     0.10%       --
 Portfolio turnover rate                              53%       28%       38%       55%
-----------------------------------------------------------------------------------------

1    For the period February 28, 2000 (inception date) through October 31, 2000.

2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4    Annualized.

                              SMALL CAP VALUE FUND

o  GOAL AND STRATEGIES
================================================================================

   The fund seeks a high level of growth of capital. To pursue this goal, it invests, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued.

   In seeking to identify undervalued companies, the fund managers:

 o seek to buy stocks that are deeply discounted relative to their view of up-side potential

 o use proprietary bottom-up equity research and detailed quantitative analyses to identify investment opportunities

 o look for companies that stand to benefit from the positive impact of a likely significant event

 o apply risk analyses to attempt to minimize unintended investment risks

   The portfolio managers may sell securities for a variety of reasons, such as to realize profits, limit losses or take advantage of better investment opportunities.

   "Small-cap" companies, for purposes of this fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. As of December 31, 2003, market capitalizations of Russell 2000 companies ranged from $42 million to $2.02 billion.

   Some companies may outgrow the definition of a "small" company after the fund has purchased their securities. These companies continue to be considered "small cap" for purposes of the fund's minimum 80% allocation to small-company equities. In addition, the fund may invest in companies of any size once the 80% policy is met. As a result, the fund's average market capitalization may sometimes exceed that of the largest company in the Russell 2000 Index.

   The fund's 80% investment policy may be changed by the Board of Trustees on 60 days' notice to shareholders.

o  PORTFOLIO INVESTMENTS
================================================================================

   The fund invests primarily in:

 o common stock

 o preferred stock

 o securities convertible into common stocks

 o securities such as warrants, whose values are based on common stock

 o investment grade debt securities including U.S. government and municipal and other financial instruments

   The fund may invest in unlisted securities and securities traded over-the-counter. The fund may also invest up to 20% of its net assets in foreign securities. To a limited extent, it may also engage in other investment practices.

o  RISK FACTORS
================================================================================

   The fund's principal risk factors are:

 o market risk

 o special-situation companies

 o start-up and other small companies

   The value of your investment generally will fluctuate in response to stock market movements. The fund's performance will largely depend upon the performance of value stocks, which may be more volatile than the overall stock market.

   Different types of investment styles (such as "growth" vs. "value" strategies) tend to shift in and out of favor depending on market and economic conditions. Accordingly, the fund's performance may sometimes be lower or higher than that of other types of funds (such as those emphasizing a growth strategy).

   Investing in start-up and other small companies may expose the fund to increased market, liquidity and information risks. These risks are defined in "More About Risk."

   Small companies are often involved in "special situations." Securities of special-situation companies may decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not materialize.

   "More About Risk" details certain other investment practices the fund may use. Please read that section carefully before you invest.

o  PORTFOLIO MANAGEMENT
================================================================================

   The Credit Suisse Value Team is responsible for the day-to-day management of the fund. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe. See "Meet the Managers."

                              FINANCIAL HIGHLIGHTS

The figures below are for the Fund's Class A, B and C classes and have been audited by the Fund's previous auditors for the fiscal periods November 1, 1998 through October 31, 2000 and by PricewaterhouseCoopers LLP for the fiscal period November 1, 2000 through October 31, 2003. The figures below should be read in conjunction with the fund's most recent annual audited financial statements and the report of PricewaterhouseCoopers LLP thereon, which are incorporated by reference in the Statement of Additional Information.


 CLASS A
 YEAR ENDED:                              10/03     10/02    10/01     10/00    10/99
=========================================================================================
 PER SHARE DATA
=========================================================================================
 Net asset value, beginning of year     $ 18.62  $ 21.09   $ 22.54   $ 20.52   $ 19.54
-----------------------------------------------------------------------------------------
 Investment operations:
  Net investment income (loss)1           (0.02)    0.02      0.05      0.06      0.06
  Net gain on investments (both
   realized and unrealized)                3.10     0.33      1.76      4.05      1.01
-----------------------------------------------------------------------------------------
     Total from investment operations      3.08     0.35      1.81      4.11      1.07
-----------------------------------------------------------------------------------------
 Less Dividends and Distributions:
  Dividends from net investment income    (0.01)   (0.03)    (0.04)    (0.04)    (0.07)
  Distributions from net realized gains   (1.59)   (2.79)    (3.22)    (2.05)    (0.02)
-----------------------------------------------------------------------------------------
     Total dividends and distributions    (1.60)   (2.82)    (3.26)    (2.09)    (0.09)
-----------------------------------------------------------------------------------------
 Net asset value, end of year           $ 20.10  $ 18.62   $ 21.09   $ 22.54   $ 20.52
-----------------------------------------------------------------------------------------
     Total return2                        17.80%    0.71%     9.70%    21.69%     5.47%
-----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
=========================================================================================
  Net assets, end of year (000s)       $188,318 $151,340  $199,213  $188,501  $188,192
  Ratio of expenses to average net assets  1.48%    1.32%     1.33%     1.39%     1.37%
  Ratio of net investment income (loss) to
   average net assets                     (0.11)%   0.11%     0.25%     0.28%     0.33%
  Decrease reflected in above operating
   expense ratios due to waivers           0.04%    0.12%     0.02%       --        --
 Portfolio turnover rate                     30%      18%       54%       42%       30%
-----------------------------------------------------------------------------------------

1 Per share information is calculated using the average shares outstanding method.

2 Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions, and no sales charge. Had certain expenses not been reduced during the period shown, total returns would have been lower.


 CLASS B
 YEAR ENDED:                              10/03     10/02    10/01     10/00    10/99
=========================================================================================
 PER SHARE DATA
=========================================================================================
 Net asset value, beginning of year     $ 17.74  $ 20.33   $ 21.95   $ 20.13   $ 19.23
-----------------------------------------------------------------------------------------
 Investment operations
  Net investment income (loss)1           (0.15)   (0.12)    (0.10)    (0.09)    (0.14)
  Net gain on investments (both realized
   and unrealized)                         2.93     0.32      1.70      3.96      1.06
-----------------------------------------------------------------------------------------
    Total from investment operations       2.78     0.20      1.60      3.87      0.92
-----------------------------------------------------------------------------------------
 Less Distributions
  Distributions from net realized gains   (1.59)   (2.79)    (3.22)    (2.05)    (0.02)
-----------------------------------------------------------------------------------------
 Net asset value, end of year           $ 18.93  $ 17.74   $ 20.33   $ 21.95   $ 20.13
-----------------------------------------------------------------------------------------
    Total return2                         16.88%   (0.08)%    8.88%    20.80%     4.75%
-----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
=========================================================================================
  Net assets, end of year
    (000s omitted)                      $22,669  $19,999   $17,818   $17,255   $19,257
  Ratio of expenses to average net
    assets                                 2.23%    2.07%     2.08%     2.10%     2.07%
  Ratio of net investment loss to
    average net assets                    (0.86)%  (0.63)%   (0.50)%   (0.43)%   (0.71)%
  Decrease reflected in above operating
   expense ratios due to waivers           0.04%    0.13%     0.02%       --        --
 Portfolio turnover rate                     30%      18%       54%       42%       30%
-----------------------------------------------------------------------------------------

1 Per share information is calculated using the average shares outstanding method.

2 Total returns are historical and assume changes in share price, reinvestment of all distributions, and no sales charge. Had certain expenses not been reduced during the years shown, total returns would have been lower.


 CLASS C
 YEAR ENDED:                                      10/03    10/02     10/01   10/001
=========================================================================================
 PER SHARE DATA
=========================================================================================
 Net asset value, beginning of period             $17.69    $20.28    $21.94    $17.96
-----------------------------------------------------------------------------------------
 Investment operations
  Net investment loss2                             (0.15)    (0.12)    (0.11)    (0.07)
  Net gain on investments (both realized
   and unrealized)                                  2.92      0.32      1.67      4.05
-----------------------------------------------------------------------------------------
     Total from investment operations               2.77      0.20      1.56      3.98
-----------------------------------------------------------------------------------------
 Less Distributions
  Distributions from net realized gains            (1.59)    (2.79)    (3.22)       --
-----------------------------------------------------------------------------------------
 Net asset value, end of period                   $18.87    $17.69    $20.28    $21.94
-----------------------------------------------------------------------------------------
    Total return3                                  16.87%    (0.07)%    8.93%    22.16%
-----------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
=========================================================================================
  Net assets, end of period (000s omitted)        $8,138    $4,271    $1,481     $ 220
  Ratio of expenses to average net assets           2.23%     2.07%     2.08%     1.42%4
  Ratio of net investment loss to average
   net assets                                      (0.86)%   (0.63)%   (0.52)%   (0.33)%4
  Decrease reflected in above operating
   expense ratios due to waivers                    0.04%     0.14%     0.02%       --
 Portfolio turnover rate                              30%       18%       54%       42%
-----------------------------------------------------------------------------------------

1    For the period February 28, 2000 (inception date) through October 31, 2000.


2 Per share information is calculated using the average shares outstanding method.

3 Total returns are historical and assume changes in share price, reinvestment of all distributions, and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

4    Annualized.

                                 MORE ABOUT RISK

o  INTRODUCTION
================================================================================

   A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

   The funds may use certain investment practices that have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks. The "Certain Investment Practices" table describes these practices and the limitations on their use.

o  TYPES OF INVESTMENT RISK
================================================================================

   The following risks are referred to throughout this Prospectus.

   ACCESS RISK Some countries may restrict a fund's access to investments or offer terms that are less advantageous than those for local investors. This could limit the attractive investment opportunities available to a fund.

   CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

   CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation.

   CURRENCY RISK Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency-denominated investments and may widen any losses.

   EXPOSURE RISK The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money a fund could gain or lose on an investment.

     o HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     o SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

   EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

   INFORMATION RISK Key information about an issuer, security or market may be inaccurate or unavailable.

   INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

   LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. The fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

   MARKET RISK The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments - including stocks and bonds, and the mutual funds that invest in them.

   OPERATIONAL RISK Some countries have less-developed securities markets (and related transaction, registration and custody practices) that could subject a fund to losses from fraud, negligence, delay or other actions.

   POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

   PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

   REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that would adversely affect the issuer, the market value of the security, or a fund's performance.

   VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a security held by a fund.

                          CERTAIN INVESTMENT PRACTICES

   For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.

KEY TO TABLE:

[x]       Permitted without limitation; does not indicate actual use

/20%/ Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use

20% Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate actual use

[ ] Permitted, but not expected to be used to a significant extent

--         Not permitted


                                                                                    LARGE CAP         SMALL CAP
                                                                                    VALUE FUND        FUND VALUE

  INVESTMENT PRACTICE                                                                           Limit
===================================================================================================================
BORROWING The borrowing of money from banks to meet redemptions or for other
temporary or emergency purposes. Speculative exposure risk                           33 1/3%         33 1/3%
-------------------------------------------------------------------------------------------------------------------

COUNTRY/REGION FOCUS Investing a significant portion of fund assets in a single country or region. Market swings in the targeted country or region will be likely to have a greater effect on fund performance than they would in a more
geographically diversified equity fund. Currency, market, political risks.           [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

CURRENCY HEDGING Instruments, such as options, futures, forwards or swaps, intended to manage fund exposure to currency risk. Options, futures or forwards involve the right or obligation to buy or sell a given amount of foreign currency at a specified price and future date. Swaps involve the right or obligation to receive or make payments based on two different currency rates.
Correlation, credit, currency, hedged exposure, liquidity, political, valuation
risks.                                                                               [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

 EMERGING MARKETS Countries generally considered to be relatively less developed or industrialized. Emerging markets often face economic problems that could subject the fund to increased volatility or substantial declines in value.
Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the fund to risks beyond those generally encountered in developed countries. Access, currency, information,
liquidity, market, operational, political, valuation risks.                          [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

EQUITY AND EQUITY RELATED SECURITIES Common stocks and other securities representing or related to ownership in a company. May also include warrants, rights, options, preferred stocks and convertible debt securities. These investments may go down in value due to stock market movements or negative
company or industry events. Liquidity, market, valuation risks.                      [x]             [x]

-------------------------------------------------------------------------------------------------------------------

FOREIGN SECURITIES Securities of foreign issuers. May include depository receipts. Currency, information, liquidity, market, operational, political,
valuation risks.                                                                     10%             /20%/
-------------------------------------------------------------------------------------------------------------------






                                       27

                                                                                     LARGE CAP         SMALL CAP
                                                                                     VALUE FUND        FUND VALUE

  INVESTMENT PRACTICE                                                                           Limit
===================================================================================================================
FUTURES AND OPTIONS ON FUTURES Exchange-traded contracts that enable the fund to hedge against or speculate on future changes in currency values, interest rates or stock indexes. Futures obligate the fund (or give it the right, in the case of options) to receive or make payment at a specific future time based on those future changes.1 Correlation, currency, hedged exposure, interest-rate, market,
speculative exposure risks.2                                                         [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

INVESTMENT-GRADE DEBT SECURITIES Debt securities rated within the four highest grades (AAA/Aaa through BBB/Baa) by Standard & Poor's or Moody's rating service, and unrated securities of comparable quality. Credit, interest-rate, market
risks.                                                                               /20%/           /20%/
-------------------------------------------------------------------------------------------------------------------

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough certificates and other senior classes of collateralized mortgage obligations (CMOs), or other receivables. Credit,
extension, interest-rate, liquidity, prepayment risks.                               [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

MUNICIPAL SECURITIES Debt obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal securities may be affected by uncertainties regarding their tax status, legislative changes or rights of municipal-securities holders. Credit, interest-rate, market,
regulatory risks.                                                                    [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

OPTIONS Instruments that provide a right to buy (call) or sell (put) a particular security, currency or index of securities at a fixed price within a certain time period. 1 Correlation, credit, hedged exposure, liquidity, market
speculative exposure, valuation risks.                                               5%              10%
-------------------------------------------------------------------------------------------------------------------

PRIVATIZATION PROGRAMS Foreign governments may sell all or part of their interests in enterprises they own or control. Access, currency, information,
liquidity, operational, political, valuation risks.                                  [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

REAL-ESTATE INVESTMENT TRUSTS (REITS) Pooled investment vehicles that invest primarily in income-producing real estate or real-estate-related loans or
interests. Credit, interest-rate, market risks.                                      [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------




                                       28

                                                                                     LARGE CAP         SMALL CAP
                                                                                     VALUE FUND        FUND VALUE

  INVESTMENT PRACTICE                                                                           Limit
===================================================================================================================
RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded. May include private placements.
Liquidity, market, valuation risks.                                                  /10%/           /15%/
-------------------------------------------------------------------------------------------------------------------

SECTOR CONCENTRATION Investing more than 25% of a fund's net assets in a group of related industries (market sector). Performance will largely depend upon the sector's performance, which may differ in direction and degree from that of the overall stock market. Financial, economic, business, political and other
developments affecting the sector will have a greater effect on the fund.            [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

SECURITIES LENDING Lending fund securities to financial institutions; the fund receives cash, U.S. government securities or bank letters of credit as
collateral. Credit, liquidity, market risks.                                         25%             25%
-------------------------------------------------------------------------------------------------------------------

SHORT POSITIONS Selling borrowed securities with the intention of repurchasing them for a profit on the expectation that the market price will drop. If the fund were to take short positions in stocks that increase in value, then the fund would have to repurchase the securities at that higher price and it would be likely to underperform smaller mutual funds that do not take short positions.
Liquidity, market, speculative exposure risks.                                       --              [ ]

-------------------------------------------------------------------------------------------------------------------

SHORT SALES "AGAINST THE BOX" A short sale when the fund owns enough shares of the security involved to cover the borrowed securities, if necessary.
Liquidity, market, speculative exposure risks.                                       /10%/           /10%/
-------------------------------------------------------------------------------------------------------------------

SHORT-TERM TRADING Selling a security shortly after purchase. A fund engaging in short-term trading will have higher turnover and transaction expenses. Increased short-term capital gains distributions could raise shareholders' income tax
liability.                                                                           [ ]             [x]
-------------------------------------------------------------------------------------------------------------------



                                       29

                                                                                     LARGE CAP         SMALL CAP
                                                                                     VALUE FUND        FUND VALUE

  INVESTMENT PRACTICE                                                                           Limit
===================================================================================================================
SPECIAL-SITUATION COMPANIES Companies experiencing unusual developments affecting their market values. Special situations may include acquisition, consolidation, reorganization, recapitalization, merger, liquidation, special distribution, tender or exchange offer, or potentially favorable litigation.
Securities of a special-situation company could decline in value and hurt the fund's performance if the anticipated benefits of the special situation do not
materialize. Information, market risks.                                               [ ]             [x]

-------------------------------------------------------------------------------------------------------------------

START-UP AND OTHER SMALL COMPANIES Companies with small relative market
capitalizations. Information, liquidity, market, valuation risks.                     [ ]             [x]
-------------------------------------------------------------------------------------------------------------------

STRUCTURED INSTRUMENTS Swaps, structured securities and other instruments that allow the fund to gain access to the performance of a benchmark asset (such as an index or selected stocks) where the fund's direct investment is restricted.
Credit, currency, information, interest-rate, liquidity, market, political,
speculative exposure, valuation risks.                                                [ ]             [ ]
-------------------------------------------------------------------------------------------------------------------

TECHNOLOGY COMPANIES Companies which may benefit significantly from advances or
improvements in technology. Liquidity, market, valuation risks.                       [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

WARRANTS Options issued by a company granting the holder the right to buy certain securities, generally common stock, at a specified price and usually
for a limited time. Liquidity, market, speculative exposure risks.                    --              5%
-------------------------------------------------------------------------------------------------------------------

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before
delivery. Liquidity, market, speculative exposure risks.                              [ ]             [ ]

-------------------------------------------------------------------------------------------------------------------

1 Each fund is not obligated to pursue any hedging strategy. In addition, hedging practices may not be available, may be too costly to be used effectively or may be unable to be used for other reasons.

2 Each fund is limited to 5% of net assets for initial margin and premium amounts on futures positions considered to be speculative.

                                MEET THE MANAGERS

   The Credit Suisse Value Team is responsible for the day-to-day management of the funds. The current team members are Stephen J. Kaszynski, Scott T. Lewis and Robert E. Rescoe.

   STEPHEN J. KASZYNSKI, CFA, Managing Director, is head of U.S. value equities. Mr. Kaszynski has been a team member of the funds since January 2004. He joined CSAM in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Before coming to Invesco, he was a Vice President and senior equity portfolio manager at Gardner & Preston Moss, which he joined in 1982 and was acquired by Invesco in 1985; and a management consultant at Touche Ross. Mr. Kaszynski holds a B.A. in economics from Knox College and an M.B.A. in finance from the University of Chicago Graduate School of Business.

   SCOTT T. LEWIS, Managing Director, is a portfolio manager specializing in U.S. value equities. Mr. Lewis came to CSAM in 1999 when Credit Suisse acquired Warburg Pincus Asset Management (WPAM), where he had been since 1986. Previously, he was an assistant portfolio manager at The Bench Corporation, and an equity trader at Atalanta/Sosnoff Management Corp. and E.F. Hutton. Mr. Lewis holds a B.S. in management and international business from New York University and an M.B.A. in finance from New York University's Stern School of Business.

   ROBERT E. RESCOE, CFA, Director is a portfolio manager specializing in U.S. value equities. Mr. Rescoe came to CSAM in 1999 when Credit Suisse acquired WPAM, where he had been since 1993. Previously, he was a vice president and equity analyst at Fred Alger Management and a senior equity analyst at American General Capital Management. Mr. Rescoe holds a B.A. in political science from Tulane University and an M.B.A. in finance from the University of Texas.



            Job titles indicate position with the investment adviser.

                              MORE ABOUT YOUR FUND

o  SHARE VALUATION
================================================================================

   The net asset value ("NAV") of each class of each fund is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4 p.m.
ET) each day the NYSE is open for business. It is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.

   Each fund values its securities based on market quotations when it calculates its NAV. If market quotations are not readily available, or when the value of a security has been materially affected by events occurring after the relevant market closes, a fund may price those securities at fair value as determined in good faith by or under the direction of its Board of Trustees. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, unless it is determined that using this method would not reflect an investment's fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations or its own fair value procedures to price the same securities.

   Some fund securities may be listed on foreign exchanges that are open on days (such as U.S. holidays) when a fund does not compute its prices. This could cause the value of a fund's portfolio investments to be affected by trading on days when you cannot buy or sell shares.

o  DISTRIBUTIONS
================================================================================

   As a fund investor, you will receive distributions.

   Each fund earns dividends from stocks and interest from bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions.

   The Large Cap Value Fund typically distributes dividend income quarterly and the Small Cap Value Fund typically distributes dividend income annually. Each fund typically distributes capital gains annually, usually in December.

   Each fund may make additional distributions and dividends if necessary for the fund to avoid a federal tax. Distributions may be reinvested in additional shares without any initial or deferred sales charge. Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each, a "financial representative") or by calling 1-800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of a fund.

o  TAXES
================================================================================

   As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

TAXES ON DISTRIBUTIONS

   As long as a fund continues to meet the requirements for being a tax-qualified regulated investment company, the fund pays no federal income tax on the earnings and gains, if any, it distributes to shareholders.

   Distributions you receive from a fund, whether reinvested or taken in cash, are generally taxable. Distributions from a fund's long-term capital gains are taxed as long-term capital gains, regardless of how long you have held fund shares. Distributions from other sources, including short-term capital gains, are generally taxed as ordinary income. However, distributions received by individual shareholders who satisfy certain holding period and other requirements are taxed at long-term capital gain rates to the extent the distributions are attributable to "qualified dividend income" received by a fund. "Qualified dividend income" generally consists of dividends from U.S. corporations (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) and certain foreign corporations, provided that the fund satisfies certain holding period and other requirements.

   If you buy shares shortly before or on the "record date"--the date that establishes you as the person to receive the upcoming distribution--you may receive a portion of the money you just invested in the form of a taxable distribution.

   We will mail to you a Form 1099-DIV every January, which details your distributions for the prior year and their federal tax category, including the portion taxable as long-term capital gains and the portion treated as qualified dividend income. If you do not provide us, or our paying agent, with your correct taxpayer identification number or certification that you are exempt from backup withholding, a portion of your distributions, dividends and redemption proceeds may be withheld for federal income tax purposes.

TAXES ON TRANSACTIONS
INVOLVING FUND SHARES

   Any time you sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or loss on the transaction. If you held the shares as capital assets, such gain or loss will be long-term capital gain or loss if you held the shares for more than one year. You are responsible for any tax liabilities generated by your transactions.

o  STATEMENTS AND REPORTS
================================================================================

   Each fund produces financial reports, which include a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, a fund may choose to mail only one report, prospectus or proxy statement to your household, even if more than one person in the household has an account with the fund. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 1-800-927-2874.

   CSAM makes available, upon request and without charge, periodic listings of the portfolio securities held by each fund and other statistical characteristics of the fund (such as the fund's industry diversification). This information is made available after each month end on the funds' website www.csam.com.

                           CHOOSING A CLASS OF SHARES

   This Prospectus offers you a choice of three classes of shares for each fund:
Classes A, B and C. Choosing which of these classes of shares is best for you depends on a number of factors, including the amount and intended length of your investment.

 o Class A shares may be a better choice than Class B or Class C if you are investing for the long term, especially if you are eligible for a reduced sales charge

 o Class B and C shares permit all of your investment dollars to go to work for you right away, but they have higher expenses than Class A shares and deferred sales charges

 o Class C shares may be best for an investor with a shorter time horizon because they have a lower sales charge than Class A or Class B shares, but because they have higher annual expenses, Class C shares are generally not appropriate if you are investing for the long term

 o Class B shares would be a better choice than Class C shares only if you do not expect to redeem your shares in the next four years

   We describe Class A, B and C shares in detail in "Other Shareholder Information." The table below gives you a brief comparison of the main features of each class, which we recommend you discuss with your financial representative. Your financial representative will receive higher compensation if you choose Class B rather than Class A or Class C.

                                  MAIN FEATURES
================================================================================
  CLASS A      o Initial sales charge of up to 5.75%
               o Lower sales charge for large purchases
               o No charges when you sell shares (except on certain
                 redemptions of shares bought without an initial sales charge)
               o Lower annual expenses than Class B or C because of lower
                 12b-1 fee
--------------------------------------------------------------------------------
  CLASS B      o No initial sales charge
               o Deferred sales charge of up to 4.00% if you sell shares
                 within 4 years of purchase o Deferred sales charge declining to zero after 4 years o Higher annual expenses than Class A shares because of higher 12b-1 fee o Automatic conversion to Class A shares after 8 years, reducing future annual expenses
--------------------------------------------------------------------------------
  CLASS C      o No initial sales charge
               o Deferred sales charge of 1.00% if you sell shares during the first year of purchase o Higher annual expenses than Class A shares because of higher 12b-1 fee o No conversion to Class A shares, so annual expenses remain higher
--------------------------------------------------------------------------------


You may also go to the NASD website, www.nasdr.com, and click on "Understanding Mutual Fund Classes" under "Investor Education: Investor Alerts" for more helpful information on how to select the appropriate class in which to invest.

                            BUYING AND SELLING SHARES

o  OPENING AN ACCOUNT
================================================================================

   You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

o  BUYING AND SELLING SHARES
================================================================================

   The funds are open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to the close of the NYSE (currently 4 p.m. ET) in order for it to be priced at that day's offering price. If the financial representative receives it after that time, it will be priced at the next business day's offering price. Investors may be charged a fee by a financial representative for transactions effected through it. "Proper Form" means your financial representative has received a completed purchase application and payment for shares (as described in this Prospectus). Each fund reserves the right to reject any purchase order.

   The minimum initial investment in all classes of a fund is $2,500, and the minimum for additional investments is $100. For IRA accounts, the minimum initial investment amount is $500, and the minimum for additional investments is $100, except the minimum additional investment for electronic transfers (ACH) is $50. Your financial representative may have different minimum investment amount requirements. There are no minimum investment amount requirements for retirement plan programs. Each fund reserves the right to modify or waive the minimum investment account requirements.

   The maximum investment amount in Class B shares is $250,000. The maximum investment amount in Class C shares is $1,000,000.

   In order to help the government combat the funding of terrorism and money laundering, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. If you do not provide the information requested, a fund will not be able to open your account. If the fund is unable to verify your identity or the identity of any person authorized to act on your behalf, the funds and CSAM reserve the right to close your account and/or take such other action they deem reasonable or required by law. If your account is closed, your fund shares will be redeemed at the net asset value per share next calculated after the determination has been made to close your account.

   You should contact your financial representative to redeem shares of the funds. Your redemption will be processed at the NAV per share next computed after your request is received in proper form. If you own Class B or Class C shares or purchased Class A shares without paying an initial sales charge, any applicable CDSC will be applied to the net asset value and deducted from your redemption. The value of your shares may be more or less than your initial investment depending on the net asset value of your fund on the day you redeem.

   Your financial representative may impose a minimum account balance required to keep your account open. If your fund account falls below $250 due to redemptions or exchanges, the fund reserves the right to close the account and mail you the proceeds after 60 days' notice. Each fund reserves the right to change the minimum account balance requirement after 15 days' notice to current shareholders of any increases.

o  EXCHANGING SHARES
================================================================================

   You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund or into a Credit Suisse money market fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new fund.

   Each fund reserves the right to

 o reject any purchase order made by means of an exchange from another fund

 o change or discontinue its exchange privilege after 60 days' notice to current investors

 o temporarily suspend the exchange privilege during unusual market conditions

   If a fund rejects an exchange purchase, your request to redeem shares out of another Credit Suisse fund will be processed. Your redemption request will be priced at the next computed net asset value.

   For more information regarding buying, selling or exchanging shares, contact your financial representative or call 1-800-927-2874.

                              SHAREHOLDER SERVICES

o  AUTOMATIC SERVICES
================================================================================

   Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

   For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

   For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

o  TRANSFERS/GIFTS TO MINORS
================================================================================

   Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

o  TRANSACTION DETAILS
================================================================================

   You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or electronic transfer (ACH) does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

   Uncashed redemption or distribution checks do not earn interest.

o  SPECIAL SITUATIONS
================================================================================

   Each fund reserves the right to:

 o refuse any purchase or exchange request, including those from any person or group who, in the fund's view, has engaged or is likely to engage in market timing (i.e. frequent trading of fund shares designed to take advantage of short-term market movements). If the fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, the fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Credit Suisse Funds and their shareholders. Because market timing may hurt a fund and its shareholders, each fund tries to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. The fund's efforts, however, to curb market timing may not be entirely successful. In particular, the fund's ability to monitor trades, including trades by the underlying shareholders of omnibus accounts maintained by brokers, insurers and fee based-program accounts, among others, may be limited. As a result, the fund may not be able to identify instances of market timing. Depending on the portion of fund shares held through such financial intermediaries (which may represent most of fund shares), market timing could adversely affect shareholders.

 o charge a wire-redemption fee

 o make a "redemption in kind"--payment in portfolio securities rather than cash--for certain large redemption amounts that could hurt fund operations

 o suspend redemptions or postpone payment dates as permitted by law (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 o stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                          OTHER SHAREHOLDER INFORMATION

o  CLASSES OF SHARES AND SALES CHARGES
================================================================================

   Class A, B and C shares are identical except in three important ways: (1) each class bears different distribution and service fees and sales charges, (2) each class has different exchange privileges and (3) only Class B shares have a conversion feature. Class A, Class B and Class C shareholders have exclusive voting rights relating to their respective class's 12b-1 Plan.

o  CLASS A SHARES
================================================================================

OFFERING PRICE:
   The offering price for Class A shares is the NAV plus the applicable sales charge (unless you are entitled to a waiver):

                         INITIAL SALES CHARGE - CLASS A

                                                                   COMMISSION TO
                                                                     FINANCIAL
                                     AS A % OF       AS A % OF    REPRESENTATIVE
                                      AMOUNT         OFFERING        AS A % OF
         AMOUNT PURCHASED            INVESTED          PRICE     OFFERING PRICE
================================================================================
  Less than $50,000                   6.10%           5.75%            5.00%
--------------------------------------------------------------------------------
  $50,000 to less than $100,000        4.99%           4.75%           4.00%
--------------------------------------------------------------------------------
  $100,000 to less than $250,000       3.90%           3.75%           3.00%
--------------------------------------------------------------------------------
  $250,000 to less than $500,000       2.56%           2.50%           2.00%
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000     2.04%           2.00%           1.75%
--------------------------------------------------------------------------------
  $1,000,000 or more                     0               0            1.00%**
--------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described below under "Class A Limited CDSC").

** The distributor may pay a financial representative a fee as follows: up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

   The reduced sales charges shown above apply to the total amount of purchases of Class A shares of the fund made at one time by any "purchaser." The term "purchaser" includes:

1. Individuals and Members of Their Immediate Families: an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account (IRA) of the individual or an immediate family member;

2. Controlled Companies: any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

3. Related Trusts: a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

4. UGMA Accounts: a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.

   If you qualify for reduced sales charges based on purchases you are making at the same time in more than one type of account listed above, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

   All accounts held by any "purchaser" will be combined for purposes of qualifying for reduced sales charges under the Letter of Intent, Right of Accumulation and Concurrent Purchases privileges, which are discussed in more detail below. Your financial representative may not know about all your accounts that own shares of the Credit Suisse Funds. IN ORDER TO DETERMINE WHETHER YOU QUALIFY FOR A REDUCED SALES CHARGE ON YOUR CURRENT PURCHASE, YOU MUST NOTIFY YOUR FINANCIAL REPRESENTATIVE OF ANY OTHER INVESTMENTS THAT YOU OR YOUR RELATED ACCOUNTS HAVE IN THE CREDIT SUISSE FUNDS, such as shares held in an IRA, shares held by a member of your immediate family or shares held in an account at a broker-dealer or financial intermediary other than the financial representative handling your current purchase. For more information about qualifying for reduced sales charges, consult your financial intermediary, which may require that you provide documentation concerning related accounts.

   From time to time, the distributor may re-allow the full amount of the sales charge to financial representatives as a commission for sales of such shares. They also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class A shares they are servicing.

THE INITIAL SALES CHARGE IS WAIVED
FOR THE FOLLOWING SHAREHOLDERS
OR TRANSACTIONS:

  (1) investment advisory clients of CSAM;

  (2) officers, current and former trustees of the fund, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of the CSAM affiliates; or the spouse, siblings, children, parents, or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be resold except to the fund);

  (3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the fund);

  (4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the fund and for which shares have been purchased on behalf of wrap fee client accounts, and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services;

  (5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans;

  (6) Class B shares that are automatically converted to Class A shares;

  (7) Class A shares acquired when dividends and distributions are reinvested in the fund; and

  (8) Class A shares offered to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise.

   If you qualify for a waiver of the sales charge, you must notify your financial representative at the time of purchase and request that your financial representative notify the fund's transfer agent or distributor. For more information, contact your financial representative.

   Reduced initial sales charges are available if you qualify under one of the following privileges:

   LETTER OF INTENT. You can use a letter of intent to qualify for reduced sales charges if you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) in Class A shares of a fund during the next 13 months (based on the public offering price of shares purchased). A letter of intent is a letter you sign under which the fund agrees to impose a reduced sales charge based on your representation that you intend to purchase at least $50,000 of Class A shares of the fund. You must invest at least $1,000 when you submit a Letter of Intent, and you may include purchases of fund shares made up to 90 days before the receipt of the Letter. Letters of Intent may be obtained by contacting your financial representative and should be submitted to the fund's distributor or transfer agent. The 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included. Completing a Letter of Intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), your sales charges will be recalculated to reflect the actual amount of your purchases. You must pay the additional sales charge within 30 days after you are notified or the additional sales charge will be deducted from your account.

   RIGHT OF ACCUMULATION. You may be eligible for reduced sales charges based upon the current net asset value of shares you own in a fund or other Credit Suisse Funds. The sales charge on each purchase of fund shares is determined by adding the current net asset value of all the classes of shares the investor currently holds to the amount of fund shares being purchased. The Right of Accumulation is illustrated by the following example: If an investor holds shares in any Credit Suisse Fund currently valued in the amount of $50,000, a current purchase of $50,000 will qualify for a reduced sales charge (i.e., the sales charge on a $100,000 purchase).

   The reduced sales charge is applicable only to current purchases. Your financial representative must notify the transfer agent or the distributor that the account is eligible for the Right of Accumulation.

   CONCURRENT PURCHASES. You may be eligible for reduced sales charges based on concurrent purchases of any class of shares purchased in any Credit Suisse Fund. For example, if the investor concurrently invests $25,000 in one fund and $25,000 in another, the sales charge on both funds would be reduced to reflect a $50,000 purchase. Your financial representative must notify the transfer agent or the distributor prior to your purchase that you are exercising the Concurrent Purchases privilege.

   REINSTATEMENT PRIVILEGE. The Reinstatement Privilege permits shareholders to reinvest the proceeds of a redemption of the fund's Class A shares within 30 days from the date of redemption in Class A shares of the fund or of another Credit Suisse Fund without an initial sales charge. Your financial representative must notify the transfer agent or the distributor prior to your purchase in order to exercise the Reinstatement Privilege. In addition, a ("Limited CDSC") paid to the distributor may be credited with the amount of the Limited CDSC in shares of the Credit Suisse Fund at the current net asset value if a shareholder reinstates his fund account holdings within 30 days from the date of redemption.

   CLASS A LIMITED CDSC. A Limited Contingent Deferred Sales Charge ("Limited CDSC") will be imposed by a fund upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid a commission to the financial representative.

   The Limited CDSC also applies to redemptions of shares of other funds into which such Class A shares are exchanged. Any Limited CDSC charged on a redemption of exchanged-for fund shares is computed in the manner set forth in the exchanged-for fund's prospectus. You will not have to pay a Limited CDSC when you redeem fund shares that you purchased in exchange for shares of another fund, if you paid a sales charge when you purchased that other fund's shares.

   The Limited CDSC will be paid to the distributor and will be equal to the lesser of 1% of:

 o the net asset value at the time of purchase of the Class A shares being redeemed; or

 o the net asset value of such Class A shares at the time of redemption.

   For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at the time of purchase of such Class A shares, even if those shares are later exchanged. In the event of an exchange of such Class A shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares into which the Class A shares have been exchanged. The Limited CDSC on Class A shares will be waived on redemptions made pursuant to a fund's automatic withdrawal plan under the same circumstances as outlined in item (3) below related to the waiver of the CDSC on Class B shares.

o  CLASS B SHARES
================================================================================

   You may choose to purchase Class B shares at a fund's net asset value, although such shares may be subject to a CDSC if you redeem your investment within four years. The CDSC does not apply to investments held for more than four years. Each time you place a request to redeem shares, a fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that you have held the longest.

   When the CDSC is imposed, the amount of the CDSC will depend on the number of years that you have held the shares according to the table set forth below. The CDSC will be assessed on an amount equal to the lesser of the then current net asset value or the original purchase price of the shares identified for redemption.

 Year after Purchase      CDSC Percentage
==========================================
          1st                   4%
------------------------------------------
          2nd                   3%
------------------------------------------
          3rd                   2%
------------------------------------------
          4th                   1%
------------------------------------------
    After 4th year             None
------------------------------------------

   Financial representatives selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares they sell. Beginning on the first anniversary of the date of purchase, they also receive a service fee at an annual rate equal to .25% of the average daily net assets represented by the Class B shares they are servicing.

THE CDSC ON CLASS B SHARES WILL BE WAIVED FOR THE FOLLOWING SHAREHOLDERS OR
TRANSACTIONS:

  (1) shares received pursuant to the exchange privilege which are currently exempt from a CDSC;

  (2) redemptions as a result of shareholder death or disability (as defined in the Internal Revenue Code of 1986, as amended);

  (3) redemptions made pursuant to a fund's automatic withdrawal plan pursuant to which up to 1% monthly or 3% quarterly of an account (excluding dividend reinvestments) may be withdrawn, provided that no more than 12% of the total market value of an account may be withdrawn over any 12 month period. Shareholders who elect automatic withdrawals on a semi-annual or annual basis are not eligible for the waiver;

  (4) redemptions related to required minimum distributions from retirement plans or accounts at age 701 1/42, which are required without penalty pursuant to the Internal Revenue Code; and

  (5) Class B shares acquired when dividends and distributions are reinvested in a fund.

   Redemptions effected by a fund pursuant to its right to liquidate a shareholder's account with a current net asset value of less than $250 will not be subject to the CDSC.

   Class B shares held for eight years after purchase will be automatically converted into Class A shares and accordingly will no longer be subject to the CSDC, as follows:

 Class B Shares                              When Converted to Class A
==================================================================================================
 Shares issued at initial purchase           Eight years after the date of purchase
--------------------------------------------------------------------------------------------------
 Shares issued on reinvestment of            In the same proportion as the number of Class B
 dividends and distributions                 shares converting is to total Class B shares you
                                             own (excluding shares issued as a dividend)
--------------------------------------------------------------------------------------------------
 Shares issued upon exchange from another    On the date the shares originally acquired would
 Credit Suisse Fund                          have converted into Class A shares
--------------------------------------------------------------------------------------------------

   REINSTATEMENT PRIVILEGE. If you redeemed Class B or Class C shares of a Credit Suisse Fund in the past 30 days and paid a deferred sales charge, you may buy Class B or Class C shares, as appropriate, of the fund or of another Credit Suisse Fund at the current net asset value and be credited with the amount of the deferred sales charges in shares of the Credit Suisse Fund, if the distributor or the transfer agent is notified.


o  CLASS C SHARES
================================================================================

   You may choose to purchase Class C shares at a fund's net asset value, although such shares will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for Class C shares of another Credit Suisse Fund, the CDSC is completed in the manner set forth in the exchanged-for fund's prospectus. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares. The 1% CDSC on Class C shares will be applied in the same manner as the CDSC on Class B shares and waived under the same circumstances that would result in a waiver of the CDSC on Class B shares. Class C shares are not convertible to Class A shares and are subject to a distribution fee of 1.00% of average daily net assets.

   Financial representatives selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Also, beginning on the first anniversary of the date of purchase, they receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares held by their clients.

o  ADVISOR CLASS AND COMMON
   CLASS SHARES
================================================================================

    The Large Cap Value Fund also offers Advisor Class shares and the Small Cap Value Fund also offers Common Class shares through separate Prospectuses. Advisor Class shares are available to eligible investors through certain intermediaries or directly without the imposition of a sales charge but with an ongoing service and distribution fee of .50%. Eligible investors may be eligible to purchase Small Cap Value Fund Common Class shares through certain intermediaries or directly without the imposition of a sales charge. Small Cap Value Fund's Common Class shares are closed to new investors, other than (1) investors in employee retirement, stock, bonus, pension or profit sharing plans,
(2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIA's") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder as of the close of business on December 12, 2001 can continue to buy Common Class shares of the fund and open new accounts under the same social security number.

   Prospective investors may be required to provide documentation to determine their eligibility to purchase Large Cap Value Fund's Advisor Class or Small Cap Value Fund's Common Class shares.

                                OTHER INFORMATION

o  ABOUT THE DISTRIBUTOR
================================================================================

   Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.

   Each fund has adopted 12b-1 Plans for Class A, Class B and Class C shares pursuant to the rules under the Investment Company Act of 1940. These plans allow each fund to pay distribution and service fees for the sale and servicing of Class A, Class B and Class C of the fund's shares. Under the plans, the distributor is paid 0.25%, 1.00% and 1.00% of the average daily net assets of the fund's Class A, B and C shares, respectively. Since these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

   Distribution and service fees on Class A, Class B and Class C shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The distributor also receives sales charges as compensation for its expenses in selling shares, including the payment of compensation to financial representatives.

   The expenses incurred by the distributor under the 12b-1 Plans for Class A, Class B and Class C shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

   The distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of the payments is determined by the distributor and may be substantial. CSAM or an affiliate may make similar payments under similar arrangements. For further information on the distributor's payments for distribution and shareholder servicing, see "Management of the Funds - Distribution and Shareholder Servicing" in the SAI.

                              FOR MORE INFORMATION

   More information about the funds is available free upon request, including the following:

o  ANNUAL/SEMIANNUAL REPORTS
   TO SHAREHOLDERS
================================================================================


   Includes financial statements, fund investments and detailed performance information.

   The Annual Report also contains a letter from the funds' managers discussing market conditions and investment strategies that significantly affected fund performance during their past year.

o  OTHER INFORMATION
================================================================================

   A current Statement of Additional Information (SAI) which provides more details about the funds is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

   You may visit the SEC's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-902-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-0102 or electronically at publicinfo@sec.gov.

   Please contact Credit Suisse Funds to obtain, without charge, the SAI and Annual and Semiannual Reports and other information and to make shareholder inquiries:

BY TELEPHONE:
   800-927-2874

BY FACSIMILE:
   888-606-8252

BY MAIL:
   Credit Suisse Funds
   P.O. Box 55030
   Boston, MA 02205-5030
BY OVERNIGHT OR COURIER SERVICE:
   Boston Financial Data Services, Inc.
   Attn: Credit Suisse Funds
   66 Brooks Drive
   Braintree, MA 02171

ON THE INTERNET:
   www.csam.com

SEC FILE NUMBER:

Credit Suisse Capital Funds    811-04604
Credit Suisse Large Cap Value Fund
Credit Suisse Small Cap Value Fund

P.O. BOX 55030, BOSTON, MA 02205-5030
800-927-2874  o  WWW.CSAM.COM



[logo]: CREDIT SUISSE/ASSET MANAGEMENT


CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       CSDVI-1-0204

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2004


--------------------------------------------------------------------------------

                     Class A, B, C and Common Shares of the

                       CREDIT SUISSE SMALL CAP VALUE FUND

                 Class A, B, C, Common and Advisor Shares of the

                       CREDIT SUISSE LARGE CAP VALUE FUND


                  This combined Statement of Additional Information provides information about the Credit Suisse Large Cap Value Fund (the "Large Cap Value Fund") and the Credit Suisse Small Cap Value Fund (the "Small Cap Value Fund") (each a "Fund," and together, the "Funds") that supplements information contained in (i) the Prospectus for the Common Shares of the Small Cap Value Fund, dated February 28, 2004; (ii) the Prospectus for the Advisor Shares of the Large Cap Value Fund, dated February 28, 2004; and (iii) the Prospectus for the Class A, Class B and Class C shares of the Small Cap Value Fund and Large Cap Value Fund, dated February 28, 2004, each as amended or supplemented from time to time (together, the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.

                  Each Fund's audited Annual Report for the classes of shares it makes available, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.


                  This Statement of Additional Information is not itself a prospectus. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:

Class A, Class B, Class C and Common Shares                Advisor Shares

            Credit Suisse Funds                         Credit Suisse Funds
              P.O. Box 55030                               P.O. Box 55030
           Boston, MA 02205-5030                       Boston, MA 02205-5030
              (800) 927-2874                        Attn: Institutional Services
                                                           (800) 222-8977


                                TABLE OF CONTENTS
                                                                                                             PAGE


INVESTMENT OBJECTIVES AND POLICIES..............................................................................1
         Investment Policies....................................................................................1
         Options on Securities and Securities Indices and Currency Transactions.................................1
                  Securities Options............................................................................2
                  Securities Index Options......................................................................4
                  OTC Options...................................................................................5
                  Currency Exchange Transactions................................................................6
                  Forward Currency Contracts....................................................................6
                  Currency Options..............................................................................7
                  Currency Hedging..............................................................................7
         Futures Activities.....................................................................................8
                  Futures Contracts.............................................................................8
                  Options on Futures Contracts..................................................................9
                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures................10
         Hedging Generally.....................................................................................10
         Foreign Investments...................................................................................11
                  Foreign Currency Exchange....................................................................12
                  Information..................................................................................12
                  Political Instability........................................................................12
                  Foreign Markets..............................................................................12
                  Increased Expenses...........................................................................13
                  Privatizations...............................................................................13
                  Foreign Debt Securities......................................................................13
                  Sovereign Debt...............................................................................13
                  Brady Bonds..................................................................................14
                  Depository Receipts..........................................................................15
                  Emerging Markets.............................................................................16
         U.S. Government Securities............................................................................16
         Money Market Obligations..............................................................................16
         Repurchase Agreements.................................................................................17
         Debt Securities.......................................................................................17
                  Mortgage-Backed Securities...................................................................18
                  Asset-Backed Securities......................................................................19
                  Collateralized Mortgage Obligations..........................................................20
         Convertible Securities................................................................................21
         Municipal Obligations.................................................................................21
         REITs.................................................................................................22
         Securities of Other Investment Companies..............................................................23
         Lending of Portfolio Securities.......................................................................23
         When-Issued Securities, Delayed-Delivery Transactions and Forward Commitments.........................24
         Short Sales (Excluding Short Sales "Against the Box").................................................25
         Short Sales "Against the Box".........................................................................25
         Reverse Repurchase Agreements.........................................................................26
         Warrants..............................................................................................26
         Non-Publicly Traded and Illiquid Securities...........................................................27
                  Rule 144A Securities.........................................................................28
         Interest Only and Principal Only Instruments..........................................................28




         Borrowing.............................................................................................29
         Small Capitalization and Emerging Growth Companies; Unseasoned Issuers................................29
         "Special Situation" Companies.........................................................................29
INVESTMENT RESTRICTIONS........................................................................................30
PORTFOLIO VALUATION  ..........................................................................................32
PORTFOLIO TRANSACTIONS.........................................................................................33
PORTFOLIO TURNOVER.............................................................................................36
MANAGEMENT OF THE FUNDS........................................................................................37
         Officers and Boards of Trustees. .....................................................................37
         Committees and Meetings of Trustees...................................................................43
         Trustees' Total Compensation for Fiscal Year Ended October 31, 2003...................................45
         Proxy Voting Policy...................................................................................45
         Advisory Agreements. .................................................................................45
         Advisory Fees Paid to CSAM............................................................................47
         Board Approval of Advisory Agreements.................................................................48
         Administration Agreements.............................................................................49
         Code of Ethics........................................................................................50
         Custodian and Transfer Agent..........................................................................50
         Distribution and Shareholder Servicing................................................................51
                  Distributor..................................................................................51
                  Common Shares................................................................................51
                  Advisor Shares...............................................................................53
                  Class A, Class B and Class C Shares..........................................................54
                  General......................................................................................56
         Organization of the Funds.............................................................................56
         General...............................................................................................57
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION.................................................................58
         Common Class Shares...................................................................................59
         Class A Shares, Class B Shares and Class C Shares.....................................................59
                  Initial Sales Charge Waivers.................................................................61
         Redemptions...........................................................................................61
                  General......................................................................................62
                  Automatic Cash Withdrawal Plan...............................................................62
         Special Provisions Applicable to Each Fund's Class B and Class C Shares Only..........................62
         Contingent Deferred Sales Charge - General............................................................63
EXCHANGE PRIVILEGE.............................................................................................63
ADDITIONAL INFORMATION CONCERNING TAXES........................................................................65
         The Funds ............................................................................................65
         Special Tax Considerations............................................................................66
                  Constructive Sales...........................................................................67
                  Straddles....................................................................................67
                  Options and Section 1256 Contracts...........................................................67
                  Foreign Currency Transactions................................................................68
                  Passive Foreign Investment Companies.........................................................69
                  Foreign Taxes................................................................................69
         Taxation of U.S. Shareholders.........................................................................69
                  Dividends and Distributions..................................................................69
                  Sales of Shares..............................................................................71





                                       ii


                  Backup Withholding...........................................................................72
                  Notices......................................................................................72
                  Other Taxation...............................................................................72
INDEPENDENT AUDITORS AND COUNSEL...............................................................................72
MISCELLANEOUS..................................................................................................73
FINANCIAL STATEMENTS...........................................................................................74
APPENDIX A - DESCRIPTION OF RATINGS...........................................................................A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES.............................................................B-1
APPENDIX C - SPECIAL FEE ARRANGEMENTS.........................................................................C-1

                       INVESTMENT OBJECTIVES AND POLICIES

                  The following policies supplement the descriptions of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.


                  The investment objective of the Large Cap Value Fund is long-term capital appreciation and continuity of income. The Board of Trustees may change the Large Cap Value Fund's investment objective without shareholder approval.

                  The investment objective of the Small Cap Value Fund is a high level of growth of capital. The Small Cap Value Fund's investment objective may only be changed by shareholders.

                  The Large Cap Value Fund, under normal market conditions, invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of U.S. companies with large market capitalizations. The Large Cap Value Fund considers a large company to be one whose market capitalization is equal to or greater than the smallest company in the Russell 1000 Index.

                  The Small Cap Value Fund, under normal market conditions, invests at least 80% its of net assets, plus any borrowings for investment purposes, in equity securities of small U.S. companies that appear to be undervalued. "Small cap" companies, for the purposes of this Fund, are considered to be companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index.


                  The Funds' 80% investment policies may be changed by the Board of Trustees upon 60 days' notice to shareholders of the applicable Fund.


                  INVESTMENT POLICIES. Set forth below is additional information on each Fund's investment policies and strategies. Unless otherwise indicated, each of the Funds is permitted, but not obligated, to engage in the following investment strategies, subject to any percentage limitations set forth below. The Funds do not represent that these techniques are available now or will be available in the future.


                  OPTIONS ON SECURITIES AND SECURITIES INDICES AND CURRENCY TRANSACTIONS. The Funds may purchase and write (sell) options on securities, securities indices and currencies for hedging purposes to increase total return, subject to the limitations set forth below. Each Fund may enter into futures contracts and options on futures contracts on securities, securities indices, foreign currencies and interest rates and may engage in spot and forward currency exchange transactions (known as "foreign exchange transactions") for these same purposes, which may involve speculation. The amount of assets considered to be "at risk" in these transactions is, in the case of purchasing options, the amount of the premium paid, and, in the case of writing options, the value of the underlying obligation.

                  The Large Cap Value Fund may write covered calls on securities or securities indices for purposes of hedging against a decline in the value of the respective portfolio securities. The Small Cap Value Fund may write covered calls, purchase calls, purchase put options and write covered put options on securities and securities indices both for hedging and return enhancement purposes. The Small Cap Value Fund may also seek to increase its return or to hedge all or a portion of its portfolio investments through the use of financial instruments, such as financial futures contracts and options thereon.

                  The Large Cap Value Fund may not write a covered call option if, as a result thereof, the aggregate value of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or the market value of the underlying securities) or the amount deposited in a segregated account would exceed 5% of the Fund's total assets. The Small Cap Value Fund may not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of its total assets.


                  Securities Options. Each Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified time period or at a specified time. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time.

                  The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use. However, for an option writer the exposure to adverse price movements in the underlying security or index is potentially unlimited during the exercise period. Writing securities options may result in substantial losses to a Fund, force the sale or purchase of fund securities at inopportune times or at less advantageous prices, limit the amount of appreciation the Fund could realize on its investments or require the Fund to hold securities it would otherwise sell.


                  The principal reason for writing covered options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund, as the writer of a covered call option, forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). When a Fund writes call options, it retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.


                  If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices decline, the put writer would expect to suffer a loss. This loss may be less than the loss from purchasing the underlying instrument directly to the extent that the premium received offsets the effects of the decline.

                  In the case of options written by a Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

                  Additional risks exist with respect to certain of the securities for which a Fund may write covered call options. For example, if a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, the Fund may compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

                  Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Funds may write (i) in-the-money call options when Credit Suisse Asset Management, LLC, the Funds' investment adviser ("CSAM" or the "Adviser"), expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when CSAM expects that the price of the underlying security will remain flat or advance moderately during the option period and
(iii) out-of-the-money call options when CSAM expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be used in the same market environments that such call options are used in equivalent transactions. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

                  Prior to their expirations, put and call options may be sold in closing sale or purchase transactions (sales or purchases by a Fund prior to the exercise of options that it has purchased or, if permissible, written, respectively, of options of the same series) in which a Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of a Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund cannot effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.


                  There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to the Fund. The Funds, however, will purchase OTC options only from dealers whose debt securities, as determined by CSAM, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security and would continue to be at market risk on the security.


                  Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class, which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds, a Fund and other clients of CSAM and certain of its affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options a Fund will be able to purchase on a particular security.


                  Securities Index Options. Each Fund may purchase and write exchange-listed and put and call options on securities indexes. A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index, fluctuating with changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes may also be based on a particular industry or market segment.


                  Options on securities indexes are similar to options on securities except that (i) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (ii) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

                  OTC Options. The Small Cap Value Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  Each Fund may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying securities to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.


                  Exchange-traded options generally have a continuous liquid market while OTC or dealer options do not. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous.


                  Currency Exchange Transactions. The value in U.S. dollars of the assets of a Fund's assets that are invested in foreign securities may be affected favorably or unfavorably by a variety of factors not applicable to investment in U.S. securities, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. Each Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market,
(ii) through entering into currency futures contracts or options on such contracts (as described below), (iii) through entering into forward contracts to purchase or sell currency or (iv) by purchasing exchange-traded currency options. Risks associated with currency forward contracts and purchasing currency options are similar to those described herein for futures contracts and securities and stock index options. In addition, the use of currency transactions could result in losses from the imposition of foreign exchange controls, suspension of settlement or other governmental actions or unexpected events. Each Fund may engage in currency exchange transactions for both hedging purposes and to increase total return, which may involve speculation.


                  Forward Currency Contracts. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks and brokers) and their customers. Forward currency contracts are similar to currency futures contracts, except that futures contracts are traded on commodities exchanges and are standardized as to contract size and delivery date.


                  A Fund may also enter into forward currency contracts with respect to specific transactions. For example, when a Fund anticipates the receipt in a foreign currency of interest payments on a security that it holds, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transaction. The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

                  At or before the maturity of a forward contract entered into to hedge against currency fluctuations with respect to a portfolio security, a Fund may either sell the portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by negotiating with its trading partner to enter into an offsetting transaction. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

                  Forward currency contracts are highly volatile, and a relatively small price movement in a forward currency contract may result in substantial losses to a Fund. To the extent the Fund engages in forward currency contracts to generate current income, the Fund will be subject to these risks which the Fund might otherwise avoid (e.g., through the use of hedging transactions).


                  Currency Options. The Small Cap Value Fund may purchase exchange-traded put and call options on foreign currencies. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option is exercised. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option is exercised.

                  Currency Hedging. The Funds' currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. A Fund may not position hedge to an extent greater than the aggregate market value (at the time of entering into the hedge) of the hedged securities.


                  A decline in the U.S. dollar value of a foreign currency in which a Fund's securities are denominated will reduce the U.S. dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. For example, in order to protect against diminutions in the U.S. dollar value of non-dollar denominated securities it holds, a Fund may purchase foreign currency put options. If the value of the foreign currency does decline, the Fund will have the right to sell the foreign currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on the U.S. dollar value of its securities that otherwise would have resulted. Conversely, if a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, the Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. The benefit to the Fund derived from purchases of currency options, like the benefit derived from other types of options, will be reduced by premiums and other transaction costs. Because transactions in currency exchange are generally conducted on a principal basis, no fees or commissions are generally involved. Instead, profit to the currency trader is included in the purchase price. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, the Fund may not be able to contract to sell a currency at a price above the devaluation level it anticipates.


                  While the values of currency futures and options on futures, forward currency contracts and currency options may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of the Fund's investments and a currency hedge may not be entirely successful in mitigating changes in the value of the Fund's investments denominated in that currency. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the Fund against a price decline if the issuer's creditworthiness deteriorates.


                  FUTURES ACTIVITIES. Each Fund may enter into foreign currency, interest rate and securities index futures contracts and purchase and write
(sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (the "CFTC") or, consistent with CFTC regulations, on foreign exchanges. These futures contracts are standardized contracts for the future delivery of foreign currency or an interest rate sensitive security or, in the case of stock index and certain other futures contracts, a cash settlement with reference to a specified multiplier times the change in the specified index, exchange rate or interest rate. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes, including hedging against changes in the value of portfolio securities due to anticipated changes in currency values, interest rates and/or market conditions and increasing return. Aggregate initial margin and premiums (discussed below) required to establish positions other than those considered to be "bona fide hedging" will not exceed 5% of a Fund's net asset value after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. Each Fund reserves the right to engage in transactions involving futures contracts and options on futures contracts in accordance with the Fund's policies. Each Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

                  Futures Contracts. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Securities indexes are capitalization weighted indexes which reflect the market value of the securities represented in the indexes. A securities index futures contract is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

                  No consideration is paid or received by a Fund upon entering into a futures contract. Instead, the Fund is required to segregate with its custodian an amount of cash or securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange on which the contract is traded, and brokers may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if a Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the currency, financial instrument or securities index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." The Funds will also incur brokerage costs in connection with entering into futures contracts.

                  At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract. Positions in futures contracts and options on futures contracts (described below) may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although a Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting a Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect a Fund's performance.

                  Options on Futures Contracts. Each Fund may purchase and write put and call options on foreign currency, interest rate and stock index futures contracts and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected; the ability to establish and close out positions on such options will be subject to the existence of a liquid market.

                  An option on a currency, interest rate or securities index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

                  Asset Coverage for Forward Contracts, Options, Futures and Options on Futures. Each Fund will comply with guidelines established by the U.S. Securities and Exchange Commission (the "SEC") with respect to coverage of forward currency contracts; options written by the Funds on currencies, securities and indexes; and currency, interest rate and index futures contracts and options on these futures contracts. These guidelines may, in certain instances, require segregation by a Fund of cash or liquid securities with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security, financial instrument or currency or by other portfolio positions or by other means consistent with applicable regulatory policies. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

                  For example, a call option written by a Fund on securities may require the Fund to hold the securities subject to the call (or securities convertible into the securities subject to the call without additional consideration) or to segregate assets (as described above) sufficient to purchase and deliver the securities if the call is exercised. A call option written by a Fund on an index may require the Fund to own portfolio securities that correlate with the index or to segregate assets (as described above) equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund may require the Fund to segregate assets (as described above) equal to the exercise price. A Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If a Fund holds a futures or forward contract, the Fund could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Each Fund may enter into fully or partially offsetting transactions so that its net position, coupled with any segregated assets (equal to any remaining obligation), equals its net obligation. Asset coverage may be achieved by other means when consistent with applicable regulatory policies.

                  HEDGING GENERALLY. The Funds may enter into options, futures and currency exchange transactions for several purposes, including generating current income to offset expenses or increase return, and as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss in a portfolio position with a gain in the hedged position; at the same time, however, a properly correlated hedge will result in a gain in the portfolio position being offset by a loss in the hedged position. As a result, the use of options, futures and currency exchange transactions for hedging purposes could limit any potential gain from an increase in the value of the position hedged. In addition, the movement in the portfolio position hedged may not be of the same magnitude as movement in the hedge. With respect to futures contracts, since the value of portfolio securities will far exceed the value of the futures contracts sold by a Fund, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Fund's assets.

                  In hedging transactions based on an index, whether a Fund will realize a gain or loss depends upon movements in the level of securities prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular security. The risk of imperfect correlation increases as the composition of a Fund's portfolio varies from the composition of the index. In an effort to compensate for imperfect correlation of relative movements in the hedged position and the hedge, the Funds' hedge positions may be in a greater or lesser dollar amount than the dollar amount of the hedged position. Such "over hedging" or "under hedging" may adversely affect a Fund's net investment results if the markets do not move as anticipated when the hedge is established. Securities index futures transactions may be subject to additional correlation risks. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the securities index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the securities index and movements in the price of securities index futures, a correct forecast of general market trends by CSAM still may not result in a successful hedging transaction.

                  Each Fund will engage in hedging transactions only when deemed advisable by CSAM, and successful use by the Funds of hedging transactions will be subject to CSAM's ability to predict trends in currency, interest rate or securities markets, as the case may be, and to predict correctly movements in the directions of the hedge and the hedged position and the correlation between them, which predictions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of these strategies will be successful. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.


                  To the extent that a Fund engages in the strategies described above, the Fund may experience losses greater than if these strategies had not been utilized. In addition to the risks described above, these instruments may be illiquid and/or subject to trading limits, and a Fund may be unable to close out a position without incurring substantial losses, if at all. The Funds are also subject to the risk of a default by a counterparty to an off-exchange transaction.

                  FOREIGN INVESTMENTS. The Small Cap Value Fund may invest up to 20% of the value of its net assets in securities of issuers doing business primarily outside the U.S. or domiciled outside the U.S. ("foreign securities"). The Large Cap Value Fund may invest up to 10% of its total assets in foreign securities. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are in addition to those associated with investing in U.S. issuers. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, foreign investments by the Funds are subject to the risk that natural disasters (such as an earthquake) will weaken a country's economy and cause investments in that country to lose money. Natural disaster risks are, of course, not limited to foreign investments and may apply to a Fund's domestic investments as well. Each Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

                  Foreign Currency Exchange. Since each Fund may invest in securities denominated in currencies other than the U.S. dollar, and since a Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, each Fund's investments in foreign companies may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a Fund with respect to its foreign investments. Unless otherwise contracted, the rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the U.S. and a particular foreign country, including economic and political developments in other countries. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies. A Fund may use hedging techniques with the objective of protecting against loss through the fluctuation of the valuation of foreign currencies against the U.S. dollar, particularly the forward market in foreign exchange, currency options and currency futures. See "Currency Exchange Transactions" and "Futures Activities" above.

                  Information. Many of the foreign securities held by the Funds will not be registered with, nor the issuers thereof be subject to reporting requirements of, the SEC. Accordingly, there may be less publicly available information about these securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign companies are generally subject to financial reporting standards, practices and requirements that are either not uniform or less rigorous than those applicable to U.S. companies.

                  Political Instability. With respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or domestic developments which could affect U.S. investments in those and neighboring countries.

                  Foreign Markets. Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold, which may result in increased exposure to market and foreign exchange fluctuation and increased liquidity.

                  Increased Expenses. The operating expenses of a Fund, to the extent it invests in foreign securities, can be expected to be higher than those of an investment company investing exclusively in U.S. securities, since the expenses of the Fund associated with foreign investing, such as custodial costs, valuation costs and communication costs, are higher than those costs incurred by other investment companies. In addition, foreign securities may be subject to foreign government taxes that would reduce the net yield on such securities.

                  Privatizations. All of the Funds may invest in privatizations (i.e., foreign government programs of selling interests in government-owned or controlled enterprises). The ability of U.S. entities, such as the Funds, to participate in privatizations may be limited by local law, or the terms for participation may be less advantageous than for local investors. There can be no assurance that privatization programs will be available or successful.

                  Foreign Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries and the effect of gains and losses in the denominated currencies against the U.S. dollar, which have had a substantial impact on investment in foreign fixed income securities. The relative performance of various countries' fixed income markets historically has reflected wide variations relating to the unique characteristics of each country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

                  The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

                  Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. An example of a multinational currency unit is the euro, the new single currency for eleven Economic and Monetary Union member states. The euro represents specified amounts of the currencies of certain member states of the Economic and Monetary Union and was introduced on January 1, 1999.

                  Sovereign Debt. Investments in sovereign debt involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited legal recourse in the event of a default. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat limited.

Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

                  A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

                  The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect a Fund's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. While CSAM intends to manage the Funds in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Fund to suffer a loss of interest or principal on any of its holdings.

                  Investors should also be aware that certain sovereign debt instruments in which a Fund may invest involve great risk. Sovereign debt of issuers in many emerging markets generally is deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's Investors Service ("Moody's") and the Standard and Poor's Division of The McGraw-Hill Companies, Inc. ("S&P"). Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such sovereign debt, which may not be paying interest currently or may be in payment default, may be comparable to securities rated "D" by S&P or "C" by Moody's. A Fund may have difficulty disposing of certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market may have an adverse impact on the market price of such securities and a Fund's ability to dispose of particular issues when necessary to meet a Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing a Fund's portfolio and calculating its net asset value. From time to time, a Fund may purchase securities not paying interest at the time acquired if, in the opinion of the Adviser, such securities have the potential for future income or capital appreciation.

                  Brady Bonds. Each Fund may invest in so-called "Brady Bonds," to the extent permitted by its other investment restrictions, which have been issued by, among other countries,

Argentina, Brazil, the Dominican Republic, Mexico, Nigeria, the Philippines, Poland, and Venezuela and which may be issued by other Latin American and ex-Soviet Union countries. Brady Bonds are issued as part of a debt restructuring in which the bonds are issued in exchange for cash and certain of the country's outstanding commercial bank loans. Investors should recognize that Brady Bonds do not have a long payment history, and are subject to, among other things, the risk of default. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and some are actively traded in the OTC secondary market for debt of Latin American issuers. In light of the history of commercial bank loan defaults by Latin American public and private entities, investments in Brady Bonds may be viewed as speculative.

                  Dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payment on these Brady Bonds generally are collateralized by cash or securities in the amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

                  Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk").


                  Depository Receipts. Assets of the Funds may be invested in the securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and International Depository Receipts ("IDRs"), instruments that evidence ownership of underlying securities issued by a foreign corporation. ADRs, EDRs and IDRs may not necessarily be denominated in the same currency as the securities whose ownership they represent. ADRs are typically issued by a U.S. bank or trust company. EDRs (sometimes referred to as Continental Depository Receipts) are issued in Europe and IDRs (sometimes referred to as Global Depositary Receipts) are issued outside the United States, each typically by non-U.S. banks and trust companies. The risks associated with investing in securities of non-U.S. issuers are generally heightened for investments in securities of issuers in emerging markets. For purposes of the Funds' investment policies, depository receipts generally are deemed to have the same classification as the underlying securities they represent. Thus, a depository receipt representing ownership of common stock will be treated as common stock.


                  ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depository's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

                  Emerging Markets. Each Fund may, to the extent permitted by its percentage restriction in foreign securities, invest in securities of issuers located in less developed countries considered to be "emerging markets." Investing in securities of issuers located in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging markets that may affect investment there include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.


                  U.S. GOVERNMENT SECURITIES. The obligations issued or guaranteed by the U.S. government in which the Funds may invest include: direct obligations of the U.S. Treasury and obligations issued by U.S. government agencies and instrumentalities. Included among direct obligations of the United States are Treasury Bills, Treasury Notes and Treasury Bonds, which differ in terms of their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to 10 years and Treasury Bonds generally have maturities of greater than 10 years at the date of issuance. Included among the obligations issued by agencies and instrumentalities of the United States are: instruments that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association ("GNMA")); instruments that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and instruments that are supported by the credit of the instrumentality (such as Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC") bonds).

                  Other U.S. government securities in which the Funds may invest include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. Each Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if CSAM determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

                  MONEY MARKET OBLIGATIONS. Each of the Funds is authorized to invest in domestic and foreign short-term (one year or less remaining to maturity) and medium-term (five years or less remaining to maturity) money market obligations. Money market instruments consist of obligations issued or guaranteed by the U.S. government or a foreign government, their agencies or instrumentalities; bank obligations (including certificates of deposit, time deposits and bankers' acceptances of domestic or foreign, domestic savings and loans and similar institutions) that are high quality investments; commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another major rating service or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the three highest rating categories; and repurchase agreements with respect to the foregoing.

                  REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with respect to marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Funds may enter into repurchase agreements with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. CSAM monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940 (the "1940 Act").

                  DEBT SECURITIES. Each Fund may invest up to 20% of its net assets in investment grade fixed-income securities. The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital growth when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to forecast accurately changes in interest rates. The market value of debt obligations may also be expected to vary depending upon, among other factors, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  Moody's and S&P are private services that provide ratings of the credit quality of debt securities and certain other securities. A description of the ratings assigned to corporate bonds by Moody's and S&P is included in Appendix A to this Statement of Additional Information.

                  Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of a debt security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade a debt security's rating. Subsequent to a security's purchase by a Fund, it may cease to be rated or it may be downgraded. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Fund should continue to hold the security. The Adviser may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, bonds with the same maturity, interest rate and rating may have different market prices.

                  The interest income to be derived may be considered as one factor in selecting debt securities for investment by CSAM. Because the market value of debt obligations can be expected to vary inversely to changes in prevailing interest rates, investing in debt obligations may provide an opportunity for capital appreciation when interest rates are expected to decline. The success of such a strategy is dependent upon CSAM's ability to accurately forecast changes in interest rates. The market value of debt obligations may be expected to vary depending upon, among other factors, interest rates, the ability of the issuer to repay principal and interest, any change in investment rating and general economic conditions.

                  A security will be deemed to be investment grade if it is rated within the four highest grades by Moody's or S&P or, if unrated, is determined to be of comparable quality by CSAM. Moody's considers debt securities rated Baa (its lowest investment grade rating) to have speculative characteristics. Investors should be aware that ratings are relative and subjective and not absolute standards of quality. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.


                  Mortgage-Backed Securities. Each Fund may invest in mortgage-backed and asset-backed securities. The Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or government-sponsored enterprises (including those issued by GNMA, FNMA and FHLMC) and non-government issued mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. These securities generally are "pass-through" instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. Although there may be government or private guarantees on the payment of interest and principal of these securities, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund's shares. Some mortgage-backed securities, such as collateralized mortgage obligations ("CMOs"), make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

                  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund's yield. In addition, mortgage-backed securities issued by certain non-government entities and collateralized mortgage obligations may be less marketable than other securities.

                  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

                  Asset-Backed Securities. Asset-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities include those issued by the Student Loan Marketing Association. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitations described herein. Asset-backed securities are considered an industry for industry concentration purposes, and each Fund will therefore not purchase any asset-backed securities which would cause 25% or more of the Fund's net assets at the time of purchase to be invested in asset-backed securities.

                  Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized. The Funds may purchase asset-backed securities that are unrated.

                  Collateralized Mortgage Obligations. Each Fund may purchase CMOs issued by agencies of the U.S. Government, instrumentalities established by the U.S. Government or government-sponsored enterprises, such as FHLMC or FNMA.

                  CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the Fund to pay the debt service on the CMOs.

                  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificate holders on a current basis, until other classes of the CMO are paid in full.

                  Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government issued or guaranteed. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances. Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases and vice versa.

                  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

                  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates-- i.e., the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse IO class, on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.


                  CONVERTIBLE SECURITIES. Convertible securities in which a Fund may invest, including both convertible debt and convertible preferred stock, may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. Subsequent to purchase by a Fund, convertible securities may cease to be rated or a rating may be reduced. Neither event will require sale of such securities, although CSAM will consider such event in its determination of whether the Fund should continue to hold the securities.

                  MUNICIPAL OBLIGATIONS. Each Fund may invest to a limited extent in "Municipal Obligations." Municipal Obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal Obligations are issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from regular federal income taxes.

                  The two principal types of Municipal Obligations, in terms of the source of payment of debt service on the bonds, consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security behind general obligation bonds is the issuer 's pledge of its full faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

                  Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Consequently, the credit quality of revenue bonds is usually directly related to the credit standing of the user of the facility involved. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent-subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt reserve fund. Lease rental bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority' s obligations.

                  There are variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Appendix A to this Statement of Additional Information contains further information concerning the ratings of Moody's and S&P and their significance.

                  REITS. Each Fund may invest in real estate investment trusts ("REITs"), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, amended (the "Code"). By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund.

                  Investing in REITs involves certain risks. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs are also subject to interest rate risks.

                  SECURITIES OF OTHER INVESTMENT COMPANIES. Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act or pursuant to an SEC order. Presently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (iii) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.


                  LENDING OF PORTFOLIO SECURITIES. Each Fund may each seek to receive or increase income by lending their respective portfolio securities. Each Fund will have the right to call such loans and obtain the securities loaned at any time on five days notice. Loans of portfolio securities will be collateralized by cash or liquid securities, which are segregated at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund involved. From time to time, a Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."


                  By lending its securities, a Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. Although the generation of income is not an investment objective of the Funds, income received could be used to pay a Fund's expenses and would increase an investor's total return. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least the applicable percentage of cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan. Default by or bankruptcy of a borrower would expose the Funds to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities. Any loans of a Fund's securities will be fully collateralized and marked to market daily. Payments received by a Fund in lieu of any dividends paid on the loaned securities will not be treated as "qualified dividend income" for purposes of determining what portion of the Fund's dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "Additional Information Concerning Taxes" below).

                  WHEN-ISSUED SECURITIES, DELAYED-DELIVERY TRANSACTIONS AND FORWARD COMMITMENTS. Each Fund may purchase securities on a when-issued basis or on a forward commitment basis, and it may purchase or sell securities for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield). Each Fund engages in when-issued purchases and forward commitments in furtherance of its investment objectives.

                  In these transactions, payment for and delivery of the securities occur beyond the regular settlement dates, normally within 30 to 45 days after the transaction. The Funds will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, but may sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction before the settlement date if the Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers. Each Fund will establish a segregated account with its custodian consisting of cash or liquid securities in an amount equal to its when-issued and delayed-delivery purchase commitments and will segregate the securities underlying commitments to sell securities for delayed delivery.

                  When a Fund agrees to purchase when-issued or delayed-delivery securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case a Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When a Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  SHORT SALES (EXCLUDING SHORT SALES "AGAINST THE BOX"). The Small Cap Value Fund may from time to time sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities. The Small Cap Value Fund may engage in short sales to a limited extent.


                  To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

                  The Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

                  SHORT SALES "AGAINST THE BOX". Each Fund may enter into short sales "against the box." No more than 10% of each Fund's net assets (taken at the then current market value) may be held as collateral for such sales at any one time. A short sale is "against the box" to the extent that a Fund contemporaneously owns or has the right to obtain without additional cost an equal amount of the security being sold short. It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund's custodian or qualified sub-custodian. While the short sale is open, the Fund will continue to segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Fund's long position.


                  A Fund may make a short sale as a hedge when it believes that the price of a security may decline and cause a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales. See "Additional Information Concerning Taxes" for a discussion of the tax consequences to the Funds of effecting short sales against the box.


                  If a Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Funds may effect short sales.


                  REVERSE REPURCHASE AGREEMENTS. The Small Cap Value Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund pursuant to its agreement to repurchase them at a mutually agreed upon date, price and rate of interest. At the time the Fund enters into a reverse repurchase agreement, it will segregate cash or liquid securities in an account with an approved custodian having a value not less than the repurchase price (including accrued interest). The segregated assets will be marked to market directly and additional assets will be segregated on any day in which the assets fall below the repurchase price (plus accrued interest). The Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or Fund securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Reverse repurchase agreements that are accounted for as financings are considered to be borrowings under the 1940 Act.

                  WARRANTS. The Small Cap Value Fund may invest up to 5% of its total assets in warrants. Warrants are securities that give the holder the right, but not the obligation, to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The Fund may invest in warrants to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.


                  Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor's risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights except for the right to purchase the underlying security.


                  NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Large Cap Value Fund may invest up to 10%, and the Small Cap Value Fund may invest up to 15%, of its net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.


                  Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days without borrowing. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

                  In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

                  Non-publicly traded securities (including Rule 144A Securities, discussed below) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. A Fund's investment in illiquid securities is subject to the risk that should such Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of such Fund's net assets could be adversely affected.

                  Rule 144A Securities. Rule 144A under the Securities Act adopted by the SEC allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. CSAM anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD, Inc.

                  An investment in Rule 144A Securities will be considered illiquid and therefore subject to each Fund's limit on the purchase of illiquid securities unless the Board or its delegates determine that the Rule 144A Securities are liquid. In reaching liquidity decisions, the Board or its delegates may consider, inter alia, the following factors: (i) the unregistered nature of the security; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  Investing in Rule 144A Securities could have the effect of increasing the level of illiquidity in the Funds to the extent that qualified institutional buyers are unavailable or uninterested in purchasing such securities from the Funds. The Board has adopted guidelines and delegated to CSAM the daily function of determining and monitoring the illiquidity of Rule 144A Securities, although the Board will retain ultimate responsibility for liquidity determinations.

                  INTEREST ONLY AND PRINCIPAL ONLY INSTRUMENTS. The Small Cap Value Fund may invest in securities representing interests in a pool of mortgages or other assets the cash flow of which has been separated into its interest and principal components, commonly known as "IOs" (interest only) and "POs" (principal only). IOs and POs issued by parties other than agencies or instrumentalities of the U.S. Government are considered, under current guidelines of the staff of the SEC, to be illiquid securities.

                  BORROWING. Each Fund may borrow up to one-third of the value of its total assets from banks to increase its holdings of portfolio securities or for other purposes. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds expect that some of their borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable sub-custodian, which may include the lender.

                  SMALL CAPITALIZATION AND EMERGING GROWTH COMPANIES; UNSEASONED ISSUERS. At least 80% of the Small Cap Value Fund's net assets, plus any borrowings for investment purposes, will be invested in equity securities of small market capitalization companies, which for the purposes of this Fund, are those companies whose market capitalization is within the range of capitalizations of companies in the Russell 2000 Index. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies. Investments in small- and medium-sized and emerging growth companies and companies with continuous operations of less than three years ("unseasoned issuers"), which may include foreign securities, involve considerations that are not applicable to investing in securities of established, larger-capitalization issuers, including reduced and less reliable information about issuers and markets, less stringent financial disclosure requirements and accounting standards, illiquidity of securities and markets, higher brokerage commissions and fees and greater market risk in general. In addition, securities of these companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile. Because such companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. These companies may have limited product lines, markets or financial resources and may lack management depth. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning these companies than for larger, more established ones.


                  "SPECIAL SITUATION" COMPANIES. Each Fund (the Small Cap Value Fund without limit) may invest in securities of companies in special situations, that is, in securities the values of which may be affected by particular developments unrelated to business conditions generally, and which may fluctuate without relation to general market trends. "Special situation" companies are involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, may provide an attractive investment opportunity. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Although investing in securities of small- and medium-sized and emerging growth companies, unseasoned issuers or issuers in "special situations" offers potential for above-average returns if the companies are successful, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value. Therefore, an investment in the Fund may involve a greater degree of risk than an investment in other mutual funds that seek growth of capital or capital appreciation by investing in better-known, larger companies.


                             INVESTMENT RESTRICTIONS

                  The fundamental investment limitations of each Fund may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares ("Fundamental Restrictions"). Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

                  If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                  The investment limitations numbered 1 through 10 are Fundamental Restrictions. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

                  Each Fund may not:

                  1. Purchase the securities of any one issuer other than the United States Government or any of its agencies or instrumentalities if immediately after such purchase more than 5% of the value of the Fund's assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations;


                  2. Invest more than 25% of its total assets in the securities of issuers conducting their principal business activities in any one industry, provided that, for purposes of this policy, consumer finance companies, industrial finance companies and gas, electric, water and telephone utility companies are each considered to be separate industries, and provided further, that there is no limitation for the Funds in respect of investments in U.S. Government Securities or, for the Small Cap Value Fund, in municipal bonds (including industrial development bonds). A Fund may be deemed to be concentrated to the extent that it invests more than 25% of its total assets in taxable municipal securities issued by a single issuer;


                  3. Make loans except through loans of portfolio securities, entry into repurchase agreements, acquisitions of securities consistent with its investment objective and policies and as otherwise permitted by the 1940 Act;

                  4. Borrow money, except to the extent permitted under the 1940 Act;

                  5. Act as an underwriter of securities of other issuers, except that a Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities were sold, the Funds or the Advisor might be deemed to be an underwriter for purposes of the Securities Act of 1933 and except, with respect to the Small Cap Value Fund, to the extent that in connection with the disposition of portfolio securities such Fund may be deemed to be an underwriter;


                  6. Invest more than 10% of the value of its net assets in the aggregate in restricted securities or other instruments not having a ready market, including repurchase agreements not terminable within seven days. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC ("Rule 144A Securities") are not considered to be subject to legal restrictions on transfer and may be considered liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly, the Board of Trustees will monitor their liquidity. Restricted securities will be valued in such manner as the Trustees of Credit Suisse Capital Funds in good faith deem appropriate to reflect their value;

                  7. With respect to the Large Cap Value Fund, invest more than 5% of the value of its total assets at the time an investment is made in the non-convertible preferred stock of issuers whose non-convertible preferred stock is not readily marketable, subject to the limitation in paragraph 6;

                  8. Issue any senior security within the meaning of the 1940 Act (except to the extent that when-issued securities transactions, forward commitments, stand-by commitments or reverse repurchase agreements may be considered senior securities and except that the hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities);


                  9. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest or deal in real estate or interests therein or are engaged in the real estate business, including real estate investment trusts;

                  10. Invest in commodities except that the Fund may purchase and sell futures contracts and options on futures contracts;

                  11. Pledge, mortgage or hypothecate its assets except to secure permitted borrowings or as otherwise permitted under the 1940 Act;

                  12. With respect to the Small Cap Value Fund, invest more than 15% of the value of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations; or

                  13. With respect to the Large Cap Value Fund, invest in other investment companies except to the extent permitted by the 1940 Act.

                  The Funds do not consider the segregation of assets in connection with any of their investment practices to be a mortgage, pledge or hypothecation of such assets.

                               PORTFOLIO VALUATION

                  The following is a description of the procedures used by each Fund in valuing its assets.


                  Equity securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days shall be valued in accordance with the price supplied by an independent pricing service approved by the Board ("Pricing Service"). If there are no such quotations, the security will be valued at its fair value as determined in good faith by or under the direction of the Board of Trustees.


                  Prices for debt securities supplied by a Pricing Service may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The procedures of Pricing Services are reviewed periodically by the officers of each Fund under the general supervision and responsibility of the Board, which may replace a Pricing Service at any time.

                  If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers. If such dealers, brokers or market makers only provide bid quotations, the value shall be the mean between the highest and the lowest bid quotations provided. If a Pricing Service is not able to supply closing prices and bid/asked quotations for an equity security or a price for a debt security, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation, in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price as provided by a Pricing Service at the time of valuation.

                  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by or under the direction of the Board of each Fund. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity.


                  Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith by or under the direction of the Board of each Fund. In addition, the Board of each Fund or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value. If the value of a security has been materially affected by events occurring after the relevant market closes, but before a Fund calculates its net asset value, the Fund may price those securities at fair value as determined in good faith in accordance with procedures approved by the Board of the Fund.


                  Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange, Inc. (the "NYSE") is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which each Fund's net asset value is not calculated. As a result, calculation of each Fund's net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service at the close of the London Stock Exchange. If such quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of each Fund.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing and, where necessary, modifying each Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. No brokerage commissions are typically paid on purchases and sales of U.S. government securities.

                  CSAM will select portfolio investments and effect transactions for the Funds. In selecting broker-dealers, CSAM does business exclusively with those broker-dealers that, in CSAM's judgment, can be expected to provide the best service. The service has two main aspects: the execution of buy and sell orders and the provision of research. In negotiating commissions with broker-dealers, CSAM will pay no more for execution and research services than it considers either, or both together, to be worth. The worth of execution service depends on the ability of the broker-dealer to minimize costs of securities purchased and to maximize prices obtained for securities sold. The worth of research depends on its usefulness in optimizing portfolio composition and its changes over time. Commissions for the combination of execution and research services that meet CSAM's standards may be higher than for execution services alone or for services that fall below CSAM's standards. CSAM believes that these arrangements may benefit all clients and not necessarily only the accounts in which the particular investment transactions occur that are so executed. Further, CSAM will only receive brokerage or research service in connection with securities transactions that are consistent with the "safe harbor" provisions of Section 28(e) of the Securities Exchange Act of 1934 when paying such higher commissions. Research services may include research on specific industries or companies, macroeconomic analyses, analyses of national and international events and trends, evaluations of thinly traded securities, computerized trading screening techniques and securities ranking services, and general research services.


                  For the fiscal year ended October 31, 2003, $54,233 and $14,031 of total brokerage commissions was paid by the Large Cap Value Fund and Small Cap Value Fund, respectively, to brokers and dealers who provided research services, and such brokers and dealers effected $23,993,538 and $5,833,871 in transactions for the Large Cap Value Fund and Small Cap Value Fund, respectively. Research received from brokers or dealers is supplemental to CSAM's own research program.

                  All orders for transactions or other services in securities or options on behalf of a Fund are placed by CSAM with broker-dealers that it selects, including Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), Credit Suisse First Boston ("CSFB") and other affiliates of Credit Suisse Group. A Fund may utilize CSAMSI or other affiliates of Credit Suisse in connection with a purchase or sale of securities when CSAM believes that the charge for the transaction does not exceed usual and customary levels and when doing so is consistent with guidelines adopted by the Board.


                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which CSAM believes to be equitable to each client, including the Funds. In some instances, this investment procedure may adversely affect the price paid or received by the Funds or the size of the position obtained or sold for the Funds. To the extent permitted by law, CSAM may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  Transactions for each of the Funds may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

                  Each Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when CSAM, in its sole discretion, believe such practice to be otherwise in the Fund's interest.

                  For the fiscal years ended October 31, 2003, 2002 and 2001, the Funds paid brokerage commissions as follows:


--------------------------------------------------------------------------------
                  FUND                   YEAR                COMMISSIONS
--------------------------------------------------------------------------------
Large Cap Value Fund                     2001                $   301,950
                                  ----------------------------------------------
                                         2002                $   188,101
                                  ----------------------------------------------
                                         2003                $   342,786
--------------------------------------------------------------------------------
Small Cap Value Fund                     2001                $   215,431
                                  ----------------------------------------------
                                         2002                $   225,292
                                  ----------------------------------------------
                                         2003                $   332,284
--------------------------------------------------------------------------------

                  The increase in the Large Cap Value Fund's brokerage commissions in 2003 over 2002 was due to an increase in the Fund's assets caused by the merger of Credit Suisse Strategic Value Fund, Inc. into the Fund during the Fund's 2003 fiscal year.

                  In no instance will portfolio securities be purchased from or sold to CSAM or CSFB or any affiliated person of such companies. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.


                  As of October 31, 2003, the Funds held the following securities of their regular brokers or dealers:

Fund                    Name of Securities                       Aggregate Value
--------------------------------------------------------------------------------
Large Cap Value         State Street Bank & Trust Co.           $    5,722,000
                        Euro Time Deposit 0.75% 11/3/03

                        Citigroup, Inc.                         $   16,534,684
                        Common Stock

                        Lehman Brothers Holding, Inc.           $    5,335,200
                        Common Stock

                        Morgan Stanley                          $    4,010,997
                        Common Stock

Small Cap Value         State Street Bank & Trust Co.           $   20,463,000
                        Euro Time Deposit 0.75% 11/3/03



                               PORTFOLIO TURNOVER


                  The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


                  Certain practices that may be employed by a Fund could result in high portfolio turnover. For example, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. To the extent that its portfolio is traded for the short-term, a Fund will be engaged essentially in trading activities based on short-term considerations affecting the value of an issuer's stock instead of long-term investments based on fundamental valuation of securities. Because of this policy, portfolio securities may be sold without regard to the length of time for which they have been held. Consequently, the annual portfolio turnover rate of a Fund may be higher than mutual funds having similar objectives that do not utilize these strategies.


                  It is not possible to predict the Funds' portfolio turnover rates. High portfolio turnover rates (100% or more) may result in higher brokerage commissions, dealer mark-ups or underwriting commissions as well as other transaction costs. In addition, gains realized from portfolio turnover may be taxable to shareholders. For the fiscal years ended October 31, 2002 and 2003 the Large Cap Value Fund's turnover rate was 28% and 53% and the Small Cap Value Fund's turnover rate was 18% and 30%, respectively.


                             MANAGEMENT OF THE FUNDS


      OFFICERS AND BOARDS OF TRUSTEES.


                  The business and affairs of the Funds are managed by the Board of Trustees in accordance with the laws of The Commonwealth of Massachusetts. The Trustees approve all significant agreements between the Funds and the companies that furnish services to the Funds, including agreements with the Funds' investment adviser, sub-advisers as applicable, custodian and transfer agent. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

                  The names and dates of birth of each Fund's Trustees and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
                                                      Term of                              Number of
                                                      Office1                              Portfolios
                                                      and                                   in Fund
                                                      Length of         Principal           Complex           Other
                                       Position(s)    Time         Occupation(s) During   Overseen by     Directorships
Name, Address and Date of Birth      Held with Funds  Served         Past Five Years        Trustee      Held by Trustee
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
INDEPENDENT TRUSTEES
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
Richard H. Francis                   Trustee,         Since 2001  Currently retired       43            None
c/o Credit Suisse Asset              Nominating and
Management, LLC                      Audit
466 Lexington Avenue                 Committee
New York, New York 10017-3140        Member
Date of Birth:  04/23/32
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
Jeffrey E. Garten                    Trustee,         Since 2001  Dean of Yale School     42            Director of
Box 208200                           Nominating and               of Management and                     Aetna, Inc.
New Haven, Connecticut  06520-8200   Audit                        William S. Beinecke                   (insurance
Date of Birth:  10/29/46             Committee                    Professor in the                      company);
                                     Member                       Practice of                           Director of
                                                                  International Trade                   Calpine
                                                                  and Finance from                      Corporation
                                                                  November 1995 to                      (energy
                                                                  present                               provider);
                                                                                                        Director of
                                                                                                        CarMax Group
                                                                                                        (used car dealers)
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
Peter F. Krogh                       Trustee,         Since       Dean Emeritus and       42            Director of
301 ICC                              Nominating       2001        Distinguished                         Carlisle
Georgetown University                Committee                    Professor of                          Companies
Washington, DC 20057                 Chairman                     International Affairs                 Incorporated
Date of Birth:  02/11/37             and Audit                    at the Edmund A.                      (diversified
                                     Committee                    Walsh School of                       manufacturing
                                     Member                       Foreign Service                       company);  Member
                                                                  Georgetown University                 of Selection
                                                                  from June 1995 to                     Committee for
                                                                  present; Moderator of                 Truman Scholars
                                                                  PBS foreign affairs                   and Henry Luce
                                                                  television series                     Scholars;  Senior
                                                                  from 1988 to 2000                     Associate of
                                                                                                        Center for
                                                                                                        Strategic and
                                                                                                        International
                                                                                                        Studies; Trustee
                                                                                                        of numerous world
                                                                                                        affairs
                                                                                                        organizations
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
James S. Pasman, Jr.                 Trustee,         Since 2001  Currently retired       44            Director of
c/o Credit Suisse Asset              Nominating and                                                     Education
Management, LLC                      Audit                                                              Management Corp.
466 Lexington Avenue                 Committee
New York, New York 10017-3140        Member
Date of Birth:  12/20/30
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------

------------------
1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.


                                       38

------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
                                                      Term of                              Number of
                                                      Office1                              Portfolios
                                                      and                                   in Fund
                                                      Length of         Principal           Complex           Other
                                       Position(s)    Time         Occupation(s) During   Overseen by     Directorships
Name, Address and Date of Birth      Held with Funds  Served         Past Five Years        Trustee      Held by Trustee
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
Steven N. Rappaport                  Trustee,         Since 2001  Partner of Lehigh       44            None
Lehigh Court, LLC                    Nominating                   Court, LLC and RZ
40 East 52nd Street                  Committee                    Capital (private
New York, New York 10022             Member and                   investment firms)
Date of Birth:  07/10/48             Audit                        from July 2002 to
                                     Committee                    present; Consultant
                                     Chairman                     to SunGard Securities
                                                                  Finance, Inc.
                                                                  ("SunGard") from
                                                                  February 2002 to July
                                                                  2002; President of
                                                                  SunGard from May 2001
                                                                  to February 2002;
                                                                  President of Loanet,
                                                                  Inc. (on-line
                                                                  accounting service)
                                                                  from 1997 to May 2001
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
INTERESTED TRUSTEES
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
Joseph D. Gallagher2                 Trustee,         Since 2003  Managing Director,      45            None
Credit Suisse Asset Management, LLC  Chairman of                  Chief Executive
466 Lexington Avenue                 the Board and                Officer of CSAM and
New York, New York 10017-3140        Chief                        Global Chief
Date of Birth:  12/14/62             Executive                    Operating Officer of
                                     Officer                      Credit Suisse Asset
                                                                  Management since
                                                                  2003; Global Chief
                                                                  Financial Officer,
                                                                  Credit Suisse Asset
                                                                  Management from 1999
                                                                  to 2003; Chief
                                                                  Executive Officer and
                                                                  Director of Credit
                                                                  Suisse Asset
                                                                  Management Limited,
                                                                  London, England, from
                                                                  June 2000 to 2003;
                                                                  Director of Credit
                                                                  Suisse Asset
                                                                  Management Funds (UK)
                                                                  Limited, London,
                                                                  England, from June
                                                                  2000 to 2003;
                                                                  Managing Director,
                                                                  Head - Asian
                                                                  Corporate Finance and
                                                                  M&A, Credit Suisse
                                                                  First Boston, Hong
                                                                  Kong, China, from
                                                                  January 1998 to May
                                                                  1999
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------


------------------
2  Mr. Gallagher is an "interested person" of the Fund as defined in the 1940
   Act, because he is an officer of CSAM.


                                       39

------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
                                                      Term of                              Number of
                                                      Office1                              Portfolios
                                                      and                                   in Fund
                                                      Length of         Principal           Complex           Other
                                       Position(s)    Time         Occupation(s) During   Overseen by     Directorships
Name, Address and Date of Birth      Held with Funds  Served         Past Five Years        Trustee      Held by Trustee
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------
William W. Priest, Jr.3              Trustee          Since 2001  Co-Managing Partner,    49            Globe Wireless,
Steinberg Priest & Sloane Capital                                 Steinberg Priest &                    L.L.C. (maritime
Management                                                        Sloane Capital                        communications
12 East 49th Street                                               Management since                      company);
12th Floor                                                        March 2001; Chairman                  InfraRed X
New York, New York 10017                                          and Managing Director                 (medical device
Date of Birth:  09/24/41                                          of CSAM from 2000 to                  company)
                                                                  February 2001, Chief
                                                                  Executive Officer and
                                                                  Managing Director of
                                                                  CSAM from 1990 to 2000
------------------------------------ ---------------- ----------- ----------------------- ------------- -------------------

-------------------------------------- ------------------- --------------------- -----------------------------------------
Name, Address and Date of Birth         Position(s) Held     Term of Office4             Principal Occupation(s)
                                             with           and Length of Time                 During Past
                                             Funds               Served                        Five Years
-------------------------------------- ------------------- --------------------- -----------------------------------------
OFFICERS
-------------------------------------- ------------------- --------------------- -----------------------------------------
Hal Liebes                             Vice President      Since 2001            Managing Director and Global General
Credit Suisse Asset Management, LLC    and Secretary                             Counsel of CSAM; Associated with CSAM
466 Lexington Avenue                                                             since 1997; Officer of other Credit
New York, New York 10017-3140                                                    Suisse Funds
Date of Birth:  07/06/64
-------------------------------------- ------------------- --------------------- -----------------------------------------
Michael A. Pignataro                   Treasurer and       Since 2001            Director and Director of Fund
Credit Suisse Asset Management, LLC    Chief Financial                           Administration of CSAM; Associated with
466 Lexington Avenue                   Officer                                   CSAM since 1984; Officer of other
New York, New York 10017-3140                                                    Credit Suisse Funds
Date of Birth:  11/15/59
-------------------------------------- ------------------- --------------------- -----------------------------------------
Gregory N. Bressler                    Assistant           Since 2001            Director and Deputy General Counsel of
Credit Suisse Asset Management, LLC    Secretary                                 CSAM; Associated with CSAM since
466 Lexington Avenue                                                             January 2000; Associated with the law
New York, New York 10017-3140                                                    firm of Swidler Berlin Shereff Friedman
Date of Birth:  11/17/66                                                         LLP from 1996 to 2000; Officer of other
                                                                                 Credit Suisse Funds
-------------------------------------- ------------------- --------------------- -----------------------------------------
J. Kevin Gao                           Assistant           Since 2004            Vice President and Legal Counsel of
Credit Suisse Asset Management, LLC    Secretary                                 CSAM; Associated with CSAM since July
466 Lexington Avenue                                                             2003; Associated with the law firm of
New York, New York 10017-3140                                                    Willkie Farr & Gallagher LLP from 1998
Date of Birth:  10/13/67                                                         to 2003; Officer of other Credit Suisse
                                                                                 Funds

-------------------------------------- ------------------- --------------------- -----------------------------------------

------------------
3 Mr. Priest is an "interested person" of the Fund as defined in the 1940 Act, because he provided consulting services to CSAM within the last two years (ended December 31, 2002).

4 Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

-------------------------------------- ------------------- --------------------- -----------------------------------------
Rocco A. Del Guercio                   Assistant           Since 2001            Vice President of CSAM; Associated with
Credit Suisse Asset Management, LLC    Treasurer                                 CSAM since June 1996; Officer of other
466 Lexington Avenue                                                             Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  04/28/63
-------------------------------------- ------------------- --------------------- -----------------------------------------
Joseph Parascondola                    Assistant           Since 2001            Assistant Vice President of CSAM since
Credit Suisse Asset Management, LLC    Treasurer                                 April 2000; Assistant Vice President,
466 Lexington Avenue                                                             Deutsche Asset Management from January
New York, New York 10017-3140                                                    1999 to April 2000; Officer of other
Date of Birth:  06/05/63                                                         Credit Suisse Funds
-------------------------------------- ------------------- --------------------- -----------------------------------------
Robert M. Rizza                        Assistant           Since 2002            Assistant Vice President of CSAM;
Credit Suisse Asset Management, LLC    Treasurer                                 Associated with CSAM since 1998;
466 Lexington Avenue                                                             Officer of other Credit Suisse Funds
New York, New York 10017-3140
Date of Birth:  12/09/65
-------------------------------------- ------------------- --------------------- -----------------------------------------

                  OWNERSHIP IN SECURITIES OF THE FUNDS AND FUND COMPLEX.

                  As reported to the Funds, the information in the following table reflects beneficial ownership by the Trustees of certain securities as of December 31, 2003.

-------------------------------------- ---------------------------------------- --------------------------------------
                                                                                Aggregate Dollar Range of Equity
                                                                                Securities in all Registered
                                                                                Investment Companies Overseen by
Name of Trustee                        Dollar Range of Equity Securities in     Trustee in Family of Investment
                                       the Fund*                                Companies*1
-------------------------------------- ---------------------------------------- --------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------- ---------------------------------------- --------------------------------------
Richard H. Francis                     Large Cap Value Fund: D                  E
-------------------------------------- ----------------------------------------
                                       Small Cap Value Fund: D
-------------------------------------- ---------------------------------------- --------------------------------------
Jeffrey E. Garten                      Large Cap Value Fund: A                  A
                                       ----------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Peter F. Krogh                         Large Cap Value Fund: A                  D
                                       ----------------------------------------
                                       Small Cap Value Fund: D
-------------------------------------- ---------------------------------------- --------------------------------------
James S. Pasman, Jr.                   Large Cap Value Fund: A                  D
                                       ----------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
Steven N. Rappaport                    Large Cap Value Fund: B                  D
                                       ----------------------------------------
                                       Small Cap Value Fund: B
-------------------------------------- ---------------------------------------- --------------------------------------
INTERESTED TRUSTEES
-------------------------------------- ---------------------------------------- --------------------------------------
Joseph D. Gallagher                    Large Cap Value Fund: A                  E
                                       ----------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------
William W. Priest                      Large Cap Value Fund: A                  A
                                       ----------------------------------------
                                       Small Cap Value Fund: A
-------------------------------------- ---------------------------------------- --------------------------------------

------------------
*    Key to Dollar Ranges:
     A.  None
     B.  $1 - $10,000
     C.  $10,000 - $50,000
     D.  $50,000 - $100,000
     E.  Over $100,000

1 Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934.

                  COMMITTEES AND MEETINGS OF TRUSTEES.

                  Each Fund has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Trustees who are not "interested persons" of the Funds as defined in the 1940 Act ("Independent Trustees"), namely Messrs. Francis, Garten, Krogh, Pasman and Rappaport.

                  In accordance with its written charter adopted by the Board, the Audit Committee (a) assists Board oversight of the integrity of each Fund's financial statements, the independent auditor's qualifications and independence, the Funds' compliance with legal and regulatory requirements and the performance of the Funds' independent auditors; (b) prepares an audit committee report, if required by the SEC, to be included in each Fund's annual proxy statement, if any; (c) oversees the scope of the annual audit of the Funds' financial statements, the quality and objectivity of the Funds' financial statements, the Funds' accounting and financial reporting policies and its internal controls;
(d) determines the selection, appointment, retention and termination of the Funds' independent auditors, as well as approving the compensation thereof; (e) pre-approves all audit and non-audit services provided to the Funds and certain other persons by such independent auditors; and (f) acts as a liaison between the Funds' independent auditors and the full Board. The Audit Committee of each Fund met four times during the fiscal year ended October 31, 2003.

                  In accordance with its written charter adopted by the Board, the Nominating Committee recommends to the Board persons to be nominated by the Board for election at each Fund's meetings of shareholders, special or annual, if any, or to fill any vacancy on the Board that may arise between shareholder meetings. The Nominating Committee also makes recommendations with regard to the tenure of Board members and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether such structure is operating effectively. The Nominating Committee met once during the fiscal year ended October 31, 2003.

                  The Nominating Committee will consider for nomination to the Board candidates submitted by each Fund's shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Funds' Secretary, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, NY 10017. Any submission should include at a minimum the following information: the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of a Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such shareholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the Committee's discretion, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required pursuant to the rules for proxy materials under the Securities Exchange Act of 1934. If a Fund is holding a shareholder meeting, any such submission, in order to be included in the Fund's proxy statement, should be made no later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement.

                  Mr. Rappaport has informed the Funds that his former employer, Loanet, Inc. ("Loanet"), had performed loan processing services for various Credit Suisse Group entities (not including CSAM). He indicated that Loanet billed these Credit Suisse entities approximately $1,700,000 and $2,300,000 during the years ended December 31, 2000 and 2001, respectively. Prior to May 31, 2001, Mr. Rappaport was President and a director of Loanet, and held an approximately 25% equity interest in Loanet. Another investor in Loanet owned an approximately 67% interest and was in control of Loanet until May 31, 2001. On May 31, 2001, Loanet was sold to SunGard Data Systems, Inc. ("SunGard"). Mr. Rappaport sold his shares to SunGard, but remained President of Loanet until December 31,2001. Mr. Rappaport remained at Loanet for a nominal salary until July 31, 2002 but had no formal position.

                  No employee of CSAM, State Street Bank and Trust Company ("State Street"), the Funds' co-administrator, or any of their affiliates receives any compensation from a Fund for acting as an officer or trustee of a Fund. Mr. Priest and each Trustee who is not a director, trustee, officer or employee of CSAM, State Street or any of their affiliates receives an annual fee of $750 and a fee of $250 for each Board meeting attended by him for his services as Trustee, and is reimbursed for expenses incurred in connection with his attendance at Board meetings. Each member of the Audit Committee receives an annual fee of $250, and the Chairman of the Audit Committee receives an annual fee of $325, for serving on the Audit Committee.

      TRUSTEES' TOTAL COMPENSATION FOR FISCAL YEAR ENDED OCTOBER 31, 2003.

-------------------------------------------------------------------------------------------------------------
                                                                                        Total Number of Funds
                                                                   All Investment        for Which Trustee
      Name of Trustee              Large Cap      Small Cap       Companies in the       Serves Within Fund
                                  Value Fund      Value Fund     CSAM Fund Complex            Complex
-------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Richard H. Francis                 $854.16         $770.83            $75,875                  43
-------------------------------------------------------------------------------------------------------------
Jack W. Fritz*                     $854.18         $770.81            $68,875                  43
-------------------------------------------------------------------------------------------------------------
Jeffrey E. Garten                  $854.19         $770.82            $68,375                  42
-------------------------------------------------------------------------------------------------------------
Peter F. Krogh                     $770.83         $770.81            $67,374.93               42
-------------------------------------------------------------------------------------------------------------
James S. Pasman, Jr.               $854.16         $770.82            $97,750                  44
-------------------------------------------------------------------------------------------------------------
Steven N. Rappaport                $929.20         $845.86            $83,975                  44
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------------------------------------
Joseph D. Gallagher**                 None            None            None                     45
-------------------------------------------------------------------------------------------------------------
William W. Priest ***               $312.49         $229.17           $41,562.50               49
-------------------------------------------------------------------------------------------------------------

*        Mr. Fritz retired from the Board on November 18, 2003.


** Mr. Gallagher is an "interested person" of the Funds and receives no compensation from either Fund or any other investment company advised by CSAM.

*** Mr. Priest is an "interested person" of the Funds because he provided consulting services to CSAM within the last two years (ended December 31, 2002). He receives compensation from the Funds and other investment companies advised by CSAM for serving as a Trustee.



                  Each Trustee is reimbursed for expenses incurred in connection with attendance at Board meetings.


                  As of December 31, 2003, Trustees and officers of each Fund as a group owned of record less than 1% of each Fund's outstanding shares.

                  PROXY VOTING POLICY.

                  Each Fund has adopted CSAM's Proxy Voting Policy and Procedures as its proxy voting policy. The Proxy Voting Policy and Procedures appear as Appendix B to this SAI. Each Fund will be required to file Form N-PX with its complete proxy voting record for the 12 months ended June 30 of each year, not later than August 31 of each year. The first such filing will be made no later than August 31, 2004 for the 12 months ended June 30, 2004. Once filed, each Fund's Form N-PX will be available (1) without charge and upon request by calling the Fund toll-free at 800-927-2874 or through CSAM's website, www.csam.com and (2) on the SEC's website at http://www.sec.gov.

                  ADVISORY AGREEMENTS.

                  CSAM, located at 466 Lexington Avenue, New York, New York 10017-3140 serves as investment adviser to each Fund pursuant to a written investment advisory agreement between CSAM and the Fund (the "Advisory Agreement"). CSAM is the institutional and mutual fund asset management arm of CSFB, part of the Credit Suisse Group ("Credit Suisse"), one of the world's largest financial organizations with approximately $912 billion in assets under management. CSAM is a diversified investment managing global and domestic equity and fixed income portfolios for retail investors as well as institutional clients such as corporate pension and profit-sharing plans, state pension funds, union funds, endowments and charitable institutions. Together with its predecessor firms, CSAM has been engaged in the investment advisory business for over 60 years. As of September 30, 2003, Credit Suisse Asset Management employed 2,000 people worldwide and had global assets under management of approximately $312.7 billion, with $49 billion of assets under management in the U.S. CSFB is a leading global investment bank serving institutional, corporate, government and individual clients. CSFB's businesses include securities underwriting, sales and trading, investment banking, private equity, financial advisory services, investment research, venture capital, correspondent brokerage services and asset management. CSFB operates in 77 locations in 36 countries across six continents. CSFB is a business unit of the Zurich-based Credit Suisse Group. The principal business address of Credit Suisse is Paradeplatz 8, CH8070, Zurich, Switzerland.


                  The Advisory Agreement between each Fund and CSAM has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval, and either by a vote of the Fund's Board of Trustees or by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act.

                  Pursuant to each Advisory Agreement, subject to the supervision and direction of the Board, CSAM is responsible for managing each Fund in accordance with the Fund's stated investment objective and policies. CSAM is responsible for providing investment advisory services as well as conducting a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets. In addition to expenses that CSAM may incur in performing its services under the Advisory Agreement, CSAM pays the compensation, fees and related expenses of all Trustees who are affiliated persons of CSAM or any of its subsidiaries.

                  Each Fund bears certain expenses incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Fund who are not officers, directors, or employees of CSAM or affiliates of any of them; fees of any pricing service employed to value shares of the Fund; SEC fees, state Blue Sky qualification fees and any foreign qualification fees; charges of custodians and transfer and dividend disbursing agents; the Fund's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Fund; and any extraordinary expenses.

                  Each class of a Fund bears all of its own expenses not specifically assumed by the Adviser or another service provider to the Fund. General expenses of the Funds not readily identifiable as belonging to a particular Fund are allocated among all Credit Suisse Funds by or under the direction of the Funds' Boards of Trustees in such manner as the Boards determine to be fair and accurate. Each class of the Funds pays its own administration fees and may pay a different share than the other classes of other expenses, except advisory and custodian fees, if those expenses are actually incurred in a different amount by such class or if a class receives different services.

                  Each Advisory Agreement provides that CSAM shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Agreement relates, except that CSAM shall be liable for a loss resulting from a breach of fiduciary duty by CSAM with respect to the receipt of compensation for services; provided that nothing in the Advisory Agreement shall be deemed to protect or purport to protect CSAM against any liability to the Fund or to shareholders of the Fund to which CSAM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of CSAM's reckless disregard of its obligations and duties under the Advisory Agreement.

                  Each Fund or CSAM may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                  For its services to the Funds, CSAM will be paid (before any voluntary waivers or reimbursements) a fee computed daily and paid monthly at the annual rates set forth below:

--------------------------------------------------------------------------------------------------------
FUND                          ANNUAL RATE
--------------------------------------------------------------------------------------------------------
Large Cap Value Fund          .75% of average daily net assets up to $75 million
--------------------------------------------------------------------------------------------------------
                              .50% of average daily net assets in excess of $75 million
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Small Cap Value Fund          .875% of average daily net assets up to $100 million
--------------------------------------------------------------------------------------------------------
                              .75% of average daily net assets in excess of $100 million but less than
                              $200 million
                              .625% of average daily net assets over $200 million
--------------------------------------------------------------------------------------------------------

                  For the fiscal year ended October 31, 2003, the Funds paid advisory fees to CSAM at the following rates (net of any voluntary waivers or reimbursements): 0.58% for Large Cap Value Fund and 0.75% for Small Cap Value Fund.


                  CSAM and the Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


                  Advisory Fees Paid To CSAM. For the past three fiscal years ended October 31, the Funds paid CSAM advisory fees, and CSAM waived fees and/or, reimbursed expenses of the Funds under the Advisory Agreements as follows:


OCTOBER 31, 2003
Fund                                                Fees Paid                Waivers             Reimbursements
                                                 (after waivers)
----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              $1,327,469               $0                         $0
Small Cap Value Fund                              $1,735,167               $88,077                    $0

OCTOBER 31, 2002

                                                    Fees Paid
Fund                                             (after waivers)             Waivers             Reimbursements
----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              $     616,596            $    509,588               $0
Small Cap Value Fund                              $   1,711,836            $    335,009               $0

----------------------------------------------------------------------------------------------------------------------
OCTOBER 31, 2001

                                                    Fees Paid
Fund                                             (after waivers)             Waivers             Reimbursements
----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                              $   1,145,568            $     254,834              $0
Small Cap Value Fund                              $   1,784,256            $      54,966              $0

                  BOARD APPROVAL OF ADVISORY AGREEMENTS.


                  At a meeting held on November 18, 2003, the Board of each Fund considered the continuation of the Fund's Advisory Agreement for another year. The Board of each Fund, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by CSAM or its affiliates in connection with providing services to the Fund, compared the fees charged by CSAM to those charged by CSAM with respect to its other clients for comparable services and to those charged by other investment advisers with respect to similar funds, and analyzed the expenses incurred by CSAM with respect to the Fund. The Board also considered the Fund's performance relative to a selected peer group, the Fund's total expenses in comparison to funds of comparable size, and other factors. For their review, the Board utilized materials prepared by an independent third party. In addition, the Board noted information received at regular meetings throughout the year related to Fund performance and services rendered by CSAM, and benefits potentially accruing to CSAM and its affiliates from securities lending, administrative and brokerage relationships with affiliates of CSAM, as well as CSAM's research arrangements with brokers who execute transactions on behalf of the Fund. The Board reviewed the profitability to CSAM and its affiliates of their services to the Fund and considered whether economies of scale in the provision of services to the Fund were being passed along to shareholders. The Board also reviewed whether it would be appropriate to adopt additional breakpoints in the rate of advisory fees for each Fund.

                  The Board discussed the Large Cap Value Fund's underperformance in relation to its benchmark for the year ended August 31, 2003. The Board noted that the Large Cap Value Fund had outperformed its benchmark for the five- and ten-year periods ended August 31, 2003 and that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability, including the addition of more and better quality research personnel and that quantitative measuring tools had been developed and were being implemented to enhance portfolio performance. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  The Board discussed the Small Cap Value Fund's underperformance in relation to its benchmark for the one-, five- and ten-year periods ended August 31, 2003 and noted that CSAM had described the steps that it had taken and would continue to take to address underperformance. The Board recognized that CSAM had continued to invest in the firm's investment capability, including the addition of more and better quality research personnel and that quantitative measuring tools had been developed and were being implemented to enhance portfolio performance. The Board also reviewed the extent to which CSAM was waiving its fees and/or reimbursing the Fund's expenses and acknowledged that the fee waivers and reimbursements could be discontinued at any time. Based on information provided, the Board also considered that the Fund's fee structure was competitive with funds with similar investment goals and strategies. In light of the Board's recognition of the steps that had already been taken or were planned to be taken to improve Fund performance, the Board approved the Advisory Agreement.

                  No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve either Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.



                  ADMINISTRATION AGREEMENTS.

                  CSAMSI and State Street serve as co-administrators to each Fund pursuant to separate written agreements with the Fund (the "CSAMSI Co-Administration Agreement" and the "State Street Co-Administration Agreement," respectively).

                  CSAMSI became co-administrator to each Fund on February 1, 2001. For the services provided by CSAMSI under the CSAMSI Co-Administration Agreement, each Fund pays CSAMSI a fee calculated daily and paid monthly at the annual rate of 0.10 % of the average daily net assets for the Common, Class A, Class B and Class C shares.

                  For the past three fiscal years ended October 31, the Funds paid CSAMSI administration fees, and CSAMSI waived fees and/or reimbursed expenses of the Funds under the Administration Agreements as follows:

OCTOBER 31, 2003

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                          $227,994                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                          $231,719                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

OCTOBER 31, 2002

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                          $187,737                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                          $267,487                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

OCTOBER 31, 2001

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value                               $179,009                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value                               $181,191                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------


                  State Street became co-administrator to each Fund on July 1, 2002. For the services provided by State Street under the State Street Co-Administration Agreement, each Fund pays State Street a fee calculated at the annual rate of its pro-rated share of .05% of the first

$5 billion in average daily net assets of the Credit Suisse Funds Complex (the "Fund Complex"), .035% of the Fund Complex's next $5 billion in average daily net assets, and .02% of the Fund Complex's average daily net assets in excess of $10 billion, subject to an annual minimum fee, exclusive of out-of-pocket expenses. Each class of shares of the Funds bears its proportionate share of fees payable to State Street in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. For the period from July 1, 2002 through October 31, 2002, the Large Cap Value Fund and Small Cap Value Fund paid State Street fees under the State Street Co-Administration Agreement of $23,388 and $59,962, respectively. For the fiscal year ended October 31, 2003, the Large Cap Value Fund and Small Cap Value Fund paid State Street fees under the State Street Co-administration Agreement of $136,187 and $140,624, respectively.

                  PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Financial Services Group, served as a co-administrator to each Fund from February 1, 2001 through July 1, 2002. PFPC received fees for its services calculated on each Fund's average daily net assets at the rate of .075% for the first $500 million in assets, .065% for the next $1 billion in assets and .055% for assets in excess of $1.5 billion.

                  For the period from November 1, 2001 through June 30, 2002, the Funds paid PFPC administration fees and PFPC waived fees and/or reimbursed expenses as follows:

--------------------------------- ---------------------------------- ------------------------ ------------------------
              Fund                    Fees Paid (After Waivers)              Waivers              Reimbursements
--------------------------------- ---------------------------------- ------------------------ ------------------------
Large Cap Value Fund                          $105,639                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------
Small Cap Value Fund                          $126,431                           $0                      $0
--------------------------------- ---------------------------------- ------------------------ ------------------------

                  The Funds and CSAM have received an order of exemption (the "Order") from the SEC to certain affiliates of CSAM to act as lending agent for the Funds, to permit securities loans to broker-dealer affiliates of CSAM, and to permit the investment of cash collateral received by an affiliated lending agent from borrowers and other uninvested cash amounts in certain money market funds advised by CSAM ("Investment Funds"). The Order contains a number of conditions that are designed to ensure that the securities lending program does not involve overreaching by CSAM or any of its affiliates. These conditions include percentage limitations on the amount of a Fund's assets that may be invested in the Investment Funds, restrictions on the Investment Funds' ability to collect sales charges and certain other fees, and a requirement that each fund that invests in the Investment Funds will do so at the same price as each other fund and will bear its proportionate shares of expenses and receive its proportionate share of any dividends.

                  CODE OF ETHICS.

                  Each Fund, CSAM, and CSAMSI have each adopted a written Code of Ethics (the "Code of Ethics"), which permits personnel covered by the Code of Ethics ("Covered Persons") to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics also contains provisions designed to address the conflicts of interest that could arise from personal trading by advisory personnel, including: (1) all Covered Persons must report their personal securities transactions at the end of each quarter; (2) with certain limited exceptions, all Covered Persons must obtain preclearance before executing any personal securities transactions; (3) Covered Persons may not execute personal trades in a security if there are any pending orders in that security by the Fund; and (4) Covered Persons may not invest in initial public offerings.

                  The Board of each Fund reviews the administration of the Code of Ethics at least annually and may impose sanctions for violations of the Code of Ethics.

                  CUSTODIAN AND TRANSFER AGENT.

                  State Street acts as the custodian for each Fund and also acts as the custodian for the Funds' foreign securities pursuant to a Custodian Agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (a) maintains a separate account or accounts in the name of each Fund,
(b) holds and transfers portfolio securities on account of each Fund, (c) accepts receipts and makes disbursements of money on behalf of each Fund, (d) collects and receives all income and other payments and distributions on account of each Fund's portfolio securities, and (e) makes periodic reports to the Funds' Boards of Trustees concerning each Fund's operations. With the approval of the Board, State Street is authorized to select one or more foreign banking institutions and foreign securities depositories to serve as sub-custodian on behalf of the Funds and to select one or more domestic banks or trust companies to serve as sub-custodian on behalf of the Funds. For this service to the Funds under the Custodian Agreements, State Street receives a fee which is calculated based upon each Fund's average daily gross assets, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.


                  Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), serves as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Funds, (ii) addresses and mails all communications by the Funds to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Boards concerning the transfer agent's operations with respect to the Funds. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.


                  DISTRIBUTION AND SHAREHOLDER SERVICING.


                  Distributor. CSAMSI serves as distributor of the Funds' shares and offers each Fund's shares on a continuous basis. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017.


                  Common Shares. The Funds have each adopted a Shareholder Servicing and Distribution Plan for their Common shares (the "Common Shares 12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which each Fund pays CSAMSI a fee calculated at an annual rate of .25% of the average daily net assets of the Common shares of each Fund. This fee is intended to compensate CSAMSI, or to enable CSAMSI to compensate other persons ("Service Providers"), for providing Services (as defined below) to the Funds. Services performed by CSAMSI or Service Providers include (i) services that are primarily intended to result in, or that are primarily attributable to, the sale of the Common shares, as set forth in the Common Shares 12b-1 Plan ("Selling Services") and (ii) ongoing servicing and/or maintenance of the accounts of Common shareholders of each Fund, as set forth in each Fund's Common Shares 12b-1 Plan ("Shareholder Services," and together with Selling Services, "Services").

                  Shareholder Services may include, without limitation, responding to Fund shareholder inquiries and providing services to shareholders not otherwise provided by the Fund's distributor or transfer agent. Selling Services may include, without limitation, (a) the printing and distribution to prospective investors in Common Shares of prospectuses and statements of additional information describing the Fund; (b) the preparation, including printing, and distribution of sales literature, advertisements and other informational materials relating to the Common shares; (c) providing telephone services relating to the Fund, including responding to inquiries of prospective Fund investors; (d) formulating and implementing marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising and
(e) obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable. In providing compensation for Services in accordance with Common Shares 12b-1 Plan, CSAMSI is authorized (i) to make, or cause to be made, payments to Service Providers reflecting an allocation of overhead and other office expenses related to providing Services and (ii) to make, or cause to be made, payments to compensate selected dealers or other authorized persons for providing any Services.

                  For the fiscal year ended October 31, 2003, each Fund's Common Shares paid the following amounts pursuant to the Common Shares 12b-1 Plan:

-------------------------------------------------------------------------
                  FUND                             PAYMENT
-------------------------------------------------------------------------
Small Cap Value Fund                                $5,477
-------------------------------------------------------------------------
Large Cap Value Fund                               $111,929
-------------------------------------------------------------------------

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under the Funds' Common Shares 12b-1 Plan as follows:

--------------------------------------- ------------------------- --------------------------
                                          SMALL CAP VALUE FUND      LARGE CAP VALUE FUND
--------------------------------------- ------------------------- --------------------------
Advertising                                       $618                       $51
--------------------------------------- ------------------------- --------------------------
Printing and mailing prospectuses for
promotional purposes                            $11,522                     $724
--------------------------------------- ------------------------- --------------------------
Compensation to broker-dealers                    $49                        $0
--------------------------------------- ------------------------- --------------------------
People-related and occupancy                    $36,661                    $1,517
--------------------------------------- ------------------------- --------------------------
Other                                           $34,691                     $717
--------------------------------------- ------------------------- --------------------------


                  Each Fund has authorized certain broker-dealers, financial institutions, recordkeeping organizations and other financial intermediaries (collectively, "Service Organizations") or, if applicable, their designees, to enter confirmed purchase and redemption orders on behalf of their clients and customers, with payment to follow no later than the Fund's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Fund may be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts the order. Such orders received by the Fund in proper form will be priced at the Fund's net asset value next computed after they are accepted by the Service Organization or its authorized designee. Service Organizations may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased directly from the Funds.

                  For administration, subaccounting, transfer agency and/or other services, CSAM or its affiliates may pay Service Organizations a fee of up to .50% of the average annual value of accounts with the Funds maintained by such Service Organizations. Service Organizations may also be paid additional amounts on a one-time or ongoing basis, which may include a fee of up to 1.00% of new assets invested in a Fund. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper. Each Fund may reimburse CSAM part of this fee at rates they would normally pay to the transfer agent for providing the services.


                  Advisor Shares. The Large Cap Value Fund has entered into an agreement (the "Agreement") with institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and financial intermediaries ("Institutions") to provide certain distribution, shareholder servicing, administrative and/or accounting services for their clients or customers (or participants in the case of retirement plans) ("Customers") who are beneficial owners of Advisor Shares. The Agreement is governed by a distribution plan (the "Advisor Shares 12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Large Cap Value Fund pays in consideration for services, a fee calculated at an annual rate of .50% of the average daily net assets of the Advisor Shares of the Fund, although under the Advisor Shares 12b-1 Plan the Fund is authorized to pay up to .75% of the Fund's Advisor Class shares. Such payments may be paid to Institutions directly by the Fund or by CSAMSI on behalf of the Fund.

                  For the fiscal year ended October 31, 2003, the Large Cap Value Fund paid $45,041 pursuant to the Advisor Shares 12b-1 Plan, all of which was paid to Institutions.


                  Certain Institutions may receive additional fees from CSAMSI, CSAM or their affiliates on a one-time or ongoing basis for providing supplemental services in connection with investments in the Fund. Institutions may also be reimbursed for marketing and other costs. Additional fees may be up to 0.25% per year of the value of the Fund accounts maintained by the firm and, in certain cases, may include a fee of up to 1.00% of new assets invested in the Fund. Fees payable to any particular Institution are determined based upon a number of factors, including the nature and quality of the services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Institution. To the extent that CSAMSI, CSAM or their affiliates provide additional compensation or reimbursements for marketing expenses, such payments would not represent an additional expense to the Fund or their shareholders.

                  An Institution with which the Fund has entered into an Agreement with respect to its Advisor Shares may charge a Customer one or more of the following types of fees, as agreed upon by the Institution and the Customer, with respect to the cash management or other services provided by the
Institution: (i) account fees (a fixed amount per month or per year); (ii) transaction fees (a fixed amount per transaction processed); (iii) compensation balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (iv) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). Services provided by an Institution to Customers are in addition to, and not duplicative of, the services to be provided under the Fund's co-administration and distribution and shareholder servicing arrangements. A Customer of an Institution should read the relevant Prospectus and this Statement of Additional Information in conjunction with the Agreement and other literature describing the services and related fees that would be provided by the Institution to its Customers prior to any purchase of Fund shares. Prospectuses are available from the Fund's distributor upon request. No preference will be shown in the selection of Fund portfolio investments for the instruments of Institutions.

                  Class A, Class B and Class C Shares. Each Fund has adopted Plans of Distribution for its Class A shares, Class B shares and Class C shares ("A Shares 12b-1 Plan", "B Shares 12b-1 Plan" and "C Shares 12b-1 Plan" respectively). Each of the A Shares 12b-1 Plan, B Shares 12b-1 Plan and C Shares 12b-1 Plan permit the Funds to compensate CSAMSI for activities associated with the distribution of these classes of shares.

                  The A Shares 12b-1 Plans currently provide that a service fee of .25% per year of the average daily net assets of the Class A shares will be paid as compensation to CSAMSI. The B Shares 12b-1 Plans currently provide that:
(i) an asset based sales charge of .75% per year and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class B shares will be paid as compensation to CSAMSI. The C Shares 12b-1 Plans currently provide that: (i) an asset-based sales charge of .75% per year, and (ii) a service fee of .25% per year, in each case, of the average daily net assets of the Class C shares will be paid as compensation to CSAMSI.

                  For the fiscal year ended October 31, 2003, each Fund paid CSAMSI under its 12b-1 Plans as follows:

--------------------------------------------------------------------------------------------
FUND                       CLASS A 12B-1 PLAN     CLASS B 12B-1 PLAN      CLASS C 12B-1 PLAN
--------------------------------------------------------------------------------------------
Large Cap Value Fund              $464,421               $283,811                $26,574
--------------------------------------------------------------------------------------------
Small Cap Value Fund              $401,358               $206,391                $57,655
--------------------------------------------------------------------------------------------

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under each Fund's A Shares 12b-1 Plan as follows:

---------------------------------------------------------------------------------------------------------
                                             LARGE CAP VALUE FUND           SMALL CAP VALUE FUND
---------------------------------------------------------------------------------------------------------
Advertising                                  $700                           $751
---------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses for        $52,778                        $52,437
promotional purposes
---------------------------------------------------------------------------------------------------------
Compensation to broker-dealers               $149,391                       $179,172
---------------------------------------------------------------------------------------------------------
People-related and occupancy                 $132,666                       $146,767
---------------------------------------------------------------------------------------------------------
Other                                        $45,569                        $43,713
---------------------------------------------------------------------------------------------------------

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under each Fund's B Shares 12b-1 Plans as follows:

----------------------------------------------------------------------------------------------------------
                                          LARGE CAP VALUE FUND               SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------
Advertising                               $10,188                            $7,328
----------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses for     $16,416                            $12,626
promotional purposes
----------------------------------------------------------------------------------------------------------
Compensation to broker-dealers            $190,527                           $148,913
----------------------------------------------------------------------------------------------------------
People-related and occupancy              $17,141                            $26,077
----------------------------------------------------------------------------------------------------------
Other                                     $12,804                            $11,075
----------------------------------------------------------------------------------------------------------

                  During the fiscal year ended October 31, 2003, CSAMSI spent the fees paid under each Fund's C Shares 12b-1 Plans as follows:

----------------------------------------------------------------------------------------------------------
                                          LARGE CAP VALUE FUND               SMALL CAP VALUE FUND
----------------------------------------------------------------------------------------------------------
Advertising                               $10,186                            $1,585
----------------------------------------------------------------------------------------------------------
Printing and mailing prospectuses for     $13,403                            $4,189
promotional purposes
----------------------------------------------------------------------------------------------------------
Compensation to broker-dealers            $156,849                           $63,220
----------------------------------------------------------------------------------------------------------
People-related and occupancy              $6,314                             $5,224
----------------------------------------------------------------------------------------------------------
Other                                     $8,126                             $5,527
----------------------------------------------------------------------------------------------------------


                  With respect to sales of the Funds' Class B, Class C or certain sales of Class A shares through a broker-dealer, financial intermediary or financial institution (each a "financial representative"), CSAMSI pays the financial representative a concession at the time of sale. In addition, an ongoing maintenance fee is typically paid to financial representatives on sales of Class A, Class B and Class C shares. The payments to the financial representatives will continue to be paid for as long as the related assets remain in the Funds.

                  In addition to the concession and maintenance fee paid to financial representatives, CSAMSI or its affiliates may from time to time pay additional compensation on a one time or ongoing basis to intermediaries in connection with the sale of shares. The standard fees for the sales of Common Class shares are 0.25% of the assets of the equity funds and 0.15% of the assets of the fixed income funds. The standard fees for the sales of Advisor Class shares are 0.50% of the assets of the equity and fixed income funds. The standard compensation for the sales of Classes A, B and C shares are disclosed in the Funds' Prospectus. Appendix C lists certain financial representatives with whom CSAMSI and/or its affiliates have special fee arrangements as of January 1, 2004. CSAMSI and/or its affiliates may enter into special fee arrangements with other parties from time to time. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of a Fund on a financial representative's preferred list of funds or otherwise associated with the financial representative's marketing and other support activities relating to the Fund. Such additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such financial representatives, to provide additional compensation to registered representatives or employees of such intermediaries who sell shares of a Fund. On some occasions, such compensation will be conditioned on the sale of a specified minimum dollar amount of the shares of the Fund during a specific period of time. Such incentives may take the form of payment for meals, entertainment, or attendance at educational seminars and associated expenses such as travel and lodging. Such intermediary may elect to receive cash incentives of equivalent amounts in lieu of such payments.

                  General. Each 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Fund's Board, including a majority of the Trustees who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plans ("Independent Trustees"). Any material amendment of any of the Common Shares 12b-1 Plan, the Advisor Shares 12b-1 Plan or A Shares, B Shares and C Shares 12b-1 Plans would require the approval of the Board in the same manner. The Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant class of shares. Each of the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

                  Payments by the Funds to CSAMSI under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans are not tied exclusively to the distribution expenses actually incurred by CSAMSI and the payments may exceed the distribution expenses actually incurred.

                  CSAMSI provides the Board of each Fund with periodic reports of amounts spent under the Common Shares, Advisor Shares, A Shares, B Shares and C Shares 12b-1 Plans and the purposes for which the expenditures were made.


                  ORGANIZATION OF THE FUNDS.


                  The Credit Suisse Capital Funds (previously the Credit Suisse Warburg Pincus Capital Funds) is a "series fund" comprised of the following diversified, open-end investment management companies, commonly known as "mutual funds:" Credit Suisse Large Cap Value Fund and Credit Suisse Small Cap Value Fund (collectively the "Capital Funds"). The Credit Suisse Capital Funds is empowered to expand the series by establishing additional Funds with investment objectives and policies that differ from those of the current Funds. The Credit Suisse Capital Funds also may offer additional classes of shares.


                  The Large Cap Value Fund and the Small Cap Value Fund are each authorized to issue an unlimited number of shares of beneficial interest divided into five classes, designated Class A, Class B, Class C, Class D and Common Class Shares. In addition, the Large Cap Value Fund is also authorized to issue an unlimited number of shares of beneficial interest designated Advisor Class Shares. Each class of shares represents an interest in the same assets of a Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees, which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature, and (v) Common Class shares have slightly different procedures for buying and selling shares and available services, as described in the Prospectus under "Buying and Selling Shares" and "Shareholder Services." In accordance with the Credit Suisse Capital Funds' Amended and Restated Agreement and Declaration of Trust, the Trustees may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. Currently, each of the Large Cap Value Fund and Small Cap Value Fund are offering three classes of shares, designated Class A, Class B and Class C; the Small Cap Value Fund is also offering Common Class shares and the Large Cap Value Fund is also offering Advisor Class shares. The Large Cap Value Fund issues Common Class shares only in reinvestment of dividends and distributions.


                  The Credit Suisse Capital Funds was formed on November 26, 1985 as a "business trust" under the laws of The Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a business trust, unlike shareholders of a corporation, could be held personally liable as partners for the obligations of the trust under certain circumstances. The Amended and Restated Agreement and Declaration of Trust, however, provides that shareholders of Credit Suisse Capital Funds shall not be subject to any personal liability for the acts or obligations of Credit Suisse Capital Funds and that every written obligation, contract, instrument or undertaking made by Credit Suisse Capital Funds shall contain a provision to that effect. Upon payment of any liability, the shareholder will be entitled to reimbursement from the general assets of the appropriate Fund. The Trustees intend to conduct the operation of Credit Suisse Capital Funds, with the advice of counsel, in such a way as to avoid, to the extent possible, ultimate liability of the shareholders for liabilities of Credit Suisse Capital Funds.

                  The Amended and Restated Agreement and Declaration of Trust further provide that no Trustee, officer, employee or agent of Credit Suisse Capital Funds is liable to Credit Suisse Capital Funds or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of Credit Suisse Capital Funds, except such liability as may arise from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties. It also provides that all third parties shall look solely to the property of Credit Suisse Capital Funds or the property of the appropriate Fund for satisfaction of claims arising in connection with the affairs of Credit Suisse Capital Funds or of the particular Fund, respectively. With the exceptions stated, the Amended and Restated Agreement and Declaration of Trust permits the Trustees to provide for the indemnification of Trustees, officers, employees or agents of Credit Suisse Capital Funds against all liability in connection with the affairs of Credit Suisse Capital Funds.


                  All shares of Credit Suisse Capital Funds when duly issued will be fully paid and non-assessable. The Trustees are authorized to re-classify and issue any unissued shares to any number of additional series or for reasons such as the desire to establish one or more additional Funds with different investment objectives, policies or restrictions, may create additional series or classes of shares. Any issuance of shares of such additional series or classes would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts.

                  GENERAL.

                  Shares of each class represent equal pro rata interests in the respective Fund and accrue dividends and calculate net asset value and performance quotations in the same manner.

Because of the higher fees paid by Class B and Class C shares, the total return on Class B and Class C shares can be expected to be lower than the total return on Class A and Common shares, and in turn, because of the higher fees paid by Class A shares, the total return on Class A shares can be expected to be lower than the total return on Common shares. Class B shares convert to Class A shares after 8 years but Class C shares never convert to another class of shares, so annual expenses remain higher for Class C shares. Common Class shares of the Small Cap Value Fund can only be purchased by certain types of investors, as outlined in the Fund's Common Class Prospectus. Common Class shares of the Large Cap Value Fund are closed to new investments. Unless the context clearly suggests otherwise, references to a Fund in this prospectus are to the Fund as a whole and not to any particular class of the Fund's shares.


                  Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Trustee of each Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund.

                  Each Fund sends to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by the Fund, as well as certain statistical characteristics of the Fund, may be obtained on the Credit Suisse Funds web site at www.csam.com.

                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  The offering price of each Fund's shares is equal to the per share net asset value of the relevant class of shares of the Fund, plus, in the case of Class A shares of the Funds, any applicable sales charges.

                  As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

                  Brokerage firms and other intermediaries which have entered into the appropriate selling or service agreement with the Funds are authorized to accept orders on the Funds' behalf. Shareholders maintaining Fund accounts through brokerage firms and other intermediaries should be aware that such institutions may necessarily set deadlines for receipt of transaction orders from their clients that are earlier than the transaction times of a Fund itself so that the institutions may properly process such orders prior to their transmittal to the Fund or CSAMSI. Should an investor place a transaction order with such an intermediary after its deadline, the intermediary may not effect the order with the Fund until the next business day. Accordingly, an investor should familiarize himself or herself with the deadlines set by his or her institution. (For example, a brokerage firm may accept purchase orders from its customers up to 2:15 p.m. for issuance at the 4:00 p.m. transaction time and price.) A brokerage firm acting on behalf of a customer in connection with transactions in Fund shares is subject to the same legal obligations imposed on it generally in connection with transactions in securities for a customer, including the obligation to act promptly and accurately.

                  COMMON CLASS SHARES. To purchase Common shares directly from the Small Cap Value Fund, contact the Fund to obtain an application. Fill it out and mail it to the Fund along with an investment check, payable to "Credit Suisse Funds." The Fund cannot accept "starter" checks that do not have your name preprinted on them. The Fund also cannot accept checks payable to you or to another party and endorsed to the order of the Fund. These types of checks may be returned to you and your purchase order may not be processed.


                  The Common Class shares of the Small Cap Value Fund are closed to new investors, other than (a) investors in employee retirement, stock, bonus, pension or profit sharing plans, (2) investment advisory clients of CSAM, (3) certain registered investment advisers ("RIAs") and (4) certain broker-dealers and RIAs with clients participating in comprehensive fee programs. Any Common Class shareholder of the Fund as of the close of business on December 12, 2001 can continue to buy Common Class shares of the Fund and open new accounts under the same social security number. Prospective investors in Common Class shares may be required to provide documentation to determine their eligibility to purchase Common Class shares. Each Common Class shareholder receives a quarterly account statement, as well as a statement after any transaction that affects the shareholder's account balance or share registration (other than distribution reinvestments and automatic transactions such as the Automatic Monthly Investment Plan and Automatic Withdrawal Plan).


                  CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES. Class A shares, Class B shares and Class C shares are designed for investors seeking the advice of financial representatives and are not offered directly for purchase from the Funds. All purchases of Class A shares, Class B shares and Class C shares are confirmed to each shareholder and are credited to such shareholder's account at net asset value after receipt in good order and deduction of any applicable sales charge.

                  Class A shares of the Funds are sold to investors at the public offering price, which is the net asset value plus the applicable sales charge (unless you are entitled to a waiver):

                     INITIAL SALES CHARGE -- CLASS A SHARES
-------------------------------------------------------------------------------------------------------
Amount Purchased                        As a % of Amount     As a % of       Commission to Financial
                                            Invested       Offering Price   Representative as a % of
                                                                                 Offering Price
-------------------------------------------------------------------------------------------------------
Less than $50,000                            6.10%             5.75%                  5.00%
-------------------------------------------------------------------------------------------------------


                                       59

-------------------------------------------------------------------------------------------------------
$50,000 to less than $100,000                4.99%             4.75%                  4.00%
-------------------------------------------------------------------------------------------------------
$100,000 to less than $250,000               3.90%             3.75%                  3.00%
-------------------------------------------------------------------------------------------------------
$250,000 to less than $500,000               2.56%             2.50%                  2.00%
-------------------------------------------------------------------------------------------------------
$500,000 to less than $1,000,000             2.04%             2.00%                  1.75%
-------------------------------------------------------------------------------------------------------
$1,000,000 or more                             0*                0                    1.00%**
-------------------------------------------------------------------------------------------------------

* On purchases of $1,000,000 or more, there is no initial sales charge although there could be a Limited CDSC (as described in the Prospectus).

**        The distributor may pay a financial representative a fee as follows:
          up to 1% on purchases up to and including $3 million, up to .50% on the next $47 million, and up to .25% on purchase amounts over $50 million.

                  From time to time, the distributor may re-allow the full amount of the sales charge to brokers as a commission for sales of such shares. Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Funds as defined in the Securities Act of 1933.

                  Investment dealers and other firms provide varying arrangements for their clients to purchase and redeem the Funds' Class A shares, Class B shares or Class C shares. Some may establish higher minimum investment requirements than set forth in the Prospectus. Firms may arrange with their clients for other investment or administrative services. Such firms may independently establish and charge additional amounts to their clients for such services, which charges would reduce the client's return. Firms also may hold the Funds' Class A shares, Class B shares or Class C shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Funds' transfer agent will have no information with respect to or control over the accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their firm. Certain of these firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for record keeping and other expenses relating to these nominee accounts. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may have access to their clients' direct Fund accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursements of cash dividends. Such firms may receive compensation from the Funds and/or from CSAMSI or an affiliate for these services. The Prospectus relating to Class A shares, Class B shares or Class C shares should be read in connection with such firms' material regarding their fees and services.

                  Reduced sales charges shown in the above schedules apply to the aggregate of purchases of Class A shares of the Funds made at one time by any "purchaser." The term "purchaser" includes:

         o an individual, the individual's spouse or domestic partner, and his or her children and parents (each, an "immediate family member"), including any Individual Retirement Account
                  (IRA) of the individual or an immediate family member;

         o any company controlled by the individual and/or an immediate family member (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners);

         o a trust created by the individual and/or an immediate family member, the beneficiaries of which are the individual and/or an immediate family member; and

         o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual and/or an immediate family member.


                  Initial Sales Charge Waivers. The initial sales charge may be waived for the following shareholders or transactions: (1) investment advisory clients of CSAM; (2) officers, current and former Trustees of the Funds, current and former directors or trustees of other investment companies managed by CSAM or its affiliates, officers, directors and full-time employees of CSAM or its affiliates; or the spouse, siblings, children, parents or grandparents of any such person or any such person's spouse (collectively, "relatives"), or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative, if such sales are made for investment purposes (such shares may not be sold except to the Funds);
(3) an agent or broker of a dealer that has a sales agreement with the distributor, for his or her own account or an account of a relative of any such person, or any trust or IRA or self-employed retirement plan for the benefit of any such person or relative (such shares may not be resold except to the Funds);
(4) shares purchased by (a) registered investment advisers ("RIAs") on behalf of fee-based accounts or (b) broker-dealers that have sales agreements with the Funds and for which shares have been purchased on behalf of wrap fee client accounts and for which such RIAs or broker-dealers perform advisory, custodial, record keeping or other services; (5) shares purchased for 401(k) Plans, 403(B) Plans, 457 Plans, employee benefit plans sponsored by an employer and pension plans; (6) Class B shares that are automatically converted to Class A shares;
(7) Class A shares acquired when dividends and distributions are reinvested in the Funds; and (8) Class A shares offered to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise.

                  For the fiscal year ended October 31, 2003, CSAMSI received $89,397 and $176,864 on the sale of Class A shares of Large Cap Value Fund and Small Cap Value Fund, respectively, of which CSAMSI retained $15,385 and $25,466, respectively. For the fiscal year ended October 31, 2003, CSAMSI received no contingent deferred sales charges on redemptions of Class A shares of Large Cap Value Fund and Small Cap Value Fund. For the fiscal year ended October 31, 2003, CSAMSI received $34,655 and $37,672 in contingent deferred sales charges on redemptions of Class B shares of Large Cap Value Fund and Small Cap Value Fund, respectively. For the fiscal year ended October 31, 2003, CSAMSI received $475 and $1,692 in contingent deferred sales charges on redemptions of Class C shares of Large Cap Value Fund and Small Cap Value Fund, respectively.

                  REDEMPTIONS.

                  General. Shares of the Funds may be redeemed at a redemption price equal to the net asset value per share, as next computed as of the regular trading session of the NYSE following the receipt in proper form by the Funds of the shares tendered for redemption, less any applicable contingent deferred sales charge in the case of Class B and Class C shares of the Funds, and certain redemptions of Class A shares of the Funds.

                  Under the 1940 Act, a Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of Fund securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

                  If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, a Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares, with respect to any one shareholder during any 90- day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund at the beginning of the period.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of the relevant Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. As described in the Prospectus, certain withdrawals under the Plan for the holder of Class A shares, Class B shares, and Class C shares of the Funds may be subject to a deferred sales charge.

                      SPECIAL PROVISIONS APPLICABLE TO EACH FUND'S CLASS B AND CLASS C SHARES ONLY.

                  The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

        Year Since Purchase           Contingent Deferred Sales Charge
                                      as a Percentage of the Lesser of
                                       Dollars Invested or Redemption
            Payment Made                          Proceeds

First............................                   4.0%
Second...........................                   3.0%

Third............................                   2.0%
Fourth...........................                   1.0%
After Fourth.....................                   0.0%


                  For U.S. federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

                  CONTINGENT DEFERRED SALES CHARGE - GENERAL. The following example will illustrate the operation of the contingent deferred sales charge on Class B shares. Assume that an investor makes a single purchase of $10,000 of the Fund's Class B shares and that 16 months later the value of the shares has grown by $1,000 through reinvested dividends and by an additional $1,000 of share appreciation to a total of $12,000. If the investor were then to redeem the entire $12,000 in share value, the contingent deferred sales charge would be payable only with respect to $10,000 because neither the $1,000 of reinvested dividends nor the $1,000 of share appreciation is subject to the charge. The charge would be at the rate of 3% ($300) because it was in the second year after the purchase was made.


                  The rate of the contingent deferred sales charge is determined by the length of the period of ownership. Investments are tracked on a monthly basis. The period of ownership for this purpose begins on the last day of the month in which the order for the investment is received. For example, an investment made on September 10, 2004 will be eligible for the second year's charge if redeemed on or after October 1, 2005. In the event no specific order is requested when redeeming shares subject to a contingent deferred sales charge, the redemption will be made first from shares representing reinvested dividends and then from the earliest purchase of shares. CSAMSI receives any contingent deferred sales charge directly.


                  The CDSC applicable to redemptions of Class C shares made within one year from the original date of purchase of such shares is waived for donor-advised charitable funds advised or sponsored by CSAM or its affiliates.

                  A limited Contingent Deferred Sales Charge ("Limited CDSC") is imposed by each of the Funds upon redemptions of Class A shares made within 12 months of purchase, if such purchases were made at net asset value on a purchase of $1,000,000 or more and the distributor paid any commission to the financial representative. The Limited CDSC also applies to redemptions of shares of other funds into which such Class A share are exchanged.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common shareholder of a Fund may exchange Common shares of the Fund for Common shares of another Credit Suisse Fund at their respective net asset values. An Advisor shareholder of the Large Cap Value Fund may exchange Advisor shares of the Fund for Advisor shares of another Credit Suisse Fund at their respective net asset values. Class A, Class B or Class C shareholder of a Fund may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of a Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

                  If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares, Class B shares or Class C shares, will be effected without a sales charge. The Funds may refuse exchange purchases at any time without prior notice.

                  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for U.S. federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at 800-927-2874.


                  The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 60 days' notice to shareholders.

                  The Funds reserve the right to refuse any purchase or exchange request, including those from any person or group who, in a Fund's view, is likely to engage in excessive or short-term trading. If a Fund rejects an exchange, your redemption will be priced at the next-computed NAV. In determining whether to accept or reject a purchase or exchange request, each Fund considers the historical trading activity of the account making the trade, as well as the potential impact of any specific transaction on the Fund and its shareholders. The Funds are intended to be a longer-term investment and not a short-term trading vehicle. Because excessive or short-term trading can hurt a Fund and its shareholders, the Funds try to identify persons and groups who engage in market timing and reject purchase or exchange orders from them. However, a Fund's efforts to curb market timing may not be entirely successful. In particular, a Fund's ability to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by financial intermediaries, such as brokers, retirement plan accounts and fee based-program accounts, is limited to those instances in which the financial intermediary discloses the underlying shareholder accounts. As a result, a Fund may not be able to identify excessive or short-term trading and refuse such purchase or exchange requests. Depending on the portion of Fund shares held through omnibus accounts (which may represent most of Fund shares), market timing could adversely affect shareholders.

                  ADDITIONAL INFORMATION CONCERNING TAXES

                  The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


                  THE FUNDS.

                  Each Fund intends to continue to qualify as a regulated investment company each taxable year under the Code. To so qualify, each Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

                  As a regulated investment company, a Fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least the sum of (i) 90% of its "investment company taxable income" (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers) plus or minus certain other adjustments) and (ii) 90% of its net tax-exempt interest income for the taxable year is distributed to its shareholders (the "Distribution Requirement"). Each Fund will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

                  Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of each Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). Each Fund currently expects to distribute any such excess annually to its shareholders. However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their own U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

                  The Code imposes a 4% nondeductible excise tax on a Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its net capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

                  If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the Distribution Requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. However, such distributions would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Moreover, if a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

                  SPECIAL TAX CONSIDERATIONS.


                  The following discussion relates to the particular federal income tax consequences of the investment policies of the Funds.

                  A Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement or to avoid the federal excise tax. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in short sales or acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

                  Constructive Sales. The so-called "constructive sale" provisions of the Code apply to activities by a Fund that lock in gain on an "appreciated financial position." Generally, a "position" is defined to include stock, a debt instrument, or partnership interest, or an interest in any of the foregoing, including through a short sale, an option, or a future or forward contract. The entry into a short sale or a future or forward contract relating to an appreciated direct position in any stock or debt instrument, or the acquisition of a stock or debt instrument at a time when a Fund holds an offsetting (short) appreciated position in the stock or debt instrument, is treated as a "constructive sale" that gives rise to the immediate recognition of gain (but not loss). The application of these rules may cause a Fund to recognize taxable income from these offsetting transactions in excess of the cash generated by such activities.

                  Straddles. The options transactions that a Fund enters into may result in "straddles" for U.S. federal income tax purposes. The straddle rules of the Code may affect the character of gains and losses realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the investment company taxable income and net capital gain of the Fund for the taxable year in which such losses are realized. Losses realized prior to October 31 of any year may be similarly deferred under the straddle rules in determining the required distribution that a Fund must make in order to avoid the federal excise tax. Furthermore, in determining its investment company taxable income and ordinary income, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The tax consequences to a Fund of holding straddle positions may be further affected by various elections provided under the Code and Treasury regulations, but at the present time the Funds are uncertain which (if any) of these elections they will make.

                  Options and Section 1256 Contracts. If a Fund writes a covered put or call option, it generally will not recognize income upon receipt of the option premium. If the option expires unexercised or is closed on an exchange, the Fund will generally recognizes short-term capital gain. If the option is exercised, the premium is included in the consideration received by the Fund in determining the capital gain or loss recognized in the resultant sale. However, a Fund's investment in so-called "section 1256 contracts," such as certain options transactions as well as futures transactions and transactions in forward foreign currency contracts that are traded in the interbank market, will be subject to special tax rules. Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year (i.e., marked-to-market), regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end marking-to-market of section 1256 contracts is combined (after application of the straddle rules that are described above) with any other gain or loss that was previously recognized upon the termination of section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, except in the case of marked-to-market forward foreign currency contracts for which such gain or loss is treated as ordinary income or loss. Such short-term capital gain (and, in the case of marked-to-market forward foreign currency contracts, such ordinary income) would be included in determining the investment company taxable income of a Fund for purposes of the Distribution Requirement, even if it were wholly attributable to the year-end marking-to-market of section 1256 contracts that the Fund continued to hold. Investors should also note that section 1256 contracts will be treated as having been sold on October 31 in calculating the required distribution that a Fund must make to avoid the federal excise tax.

                  A Fund may elect not to have the year-end mark-to-market rule apply to section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not section 1256 contracts.

                  Foreign Currency Transactions. In general, gains from transactions involving foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether a Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures or forward foreign currency contracts will be valued for purposes of the asset diversification requirement described above.

                  Under section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss. In certain circumstances where the transaction is not undertaken as part of a straddle, a Fund may elect capital gain or loss treatment for such transactions. Alternatively, a Fund may elect ordinary income or loss treatment for transactions in futures contracts and options on foreign currency that would otherwise produce capital gain or loss. In general gains or losses from a foreign currency transaction subject to section 988 of the Code will increase or decrease the amount of a Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if losses from a foreign currency transaction subject to section 988 of the Code exceed other investment company taxable income during a taxable year, a Fund will not be able to make any ordinary dividend distributions, and any distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in his Shares.

                  Passive Foreign Investment Companies. If a Fund acquires shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on any "excess distribution" received with respect to such shares or any gain recognized upon a disposition of such shares, even if such income is distributed to the shareholders of the Fund. Additional charges in the nature of interest may also be imposed on the Fund in respect of such deferred taxes. If a Fund were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be taken into account by the Fund for purposes of satisfying the Distribution Requirement and the federal excise tax distribution requirement.

                  Alternatively, a Fund may make a mark-to-market election that will result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, a Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this "phantom" income and gain to satisfy the Distribution Requirement and to avoid imposition of a federal excise tax.

                  Each Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

                  Foreign Taxes. Dividends and interest (and in some cases, capital gains) received by a Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. A Fund will not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by a Fund will reduce the return from the Fund's investments.

                  TAXATION OF U.S. SHAREHOLDERS.

                  Dividends and Distributions. Dividends and other distributions by a Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such

December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.


                  Distributions of net-long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.


                  Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Fund to an individual in a particular taxable year if 95% or more of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Fund; or (ii) the portion of the regular dividends paid by a Fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the Fund in that taxable year if such qualified dividend income accounts for less than 95% of the Fund's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by a Fund after December 31, 2002 from U.S. corporations and qualified foreign corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax exempt corporations. Also, dividends received by a Fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.


                  We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.


                  If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

                  Dividends and distributions paid by a Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of that Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.


                  Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

                  Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

                  Backup Withholding. A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's U.S. federal income tax liability.


                  Notices. Shareholders will receive, if appropriate, various written notices after the close of a Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

                  Other Taxation. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

                  Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                  THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUNDS AND THEIR SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN A FUND.

                        INDEPENDENT AUDITORS AND COUNSEL

                  PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as independent auditors for each Fund. The financial statements for the fiscal years ended October 31, 2001, October 31, 2002 and October 31, 2003 that are incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein in reliance upon the report of such firm of independent auditors given upon their authority as experts in accounting and auditing. The financial statements from the Fund's inception through the fiscal year ended October 31, 2000 were audited by the Fund's previous auditors.

                  Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

                  As of February 2, 2004, the names, addresses and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of a class of each Fund's outstanding shares were as follows:

                                                 CLASS        CLASS        CLASS         COMMON           ADVISOR
                                                   A            B            C            CLASS            CLASS
SMALL CAP VALUE FUND
Fidelity Investment Institutional*                                                      31.2957%
Operations CNT as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY  41015-1999

Charles Schwab & Co., Inc. *                                                            25.9669%
Special Custody Account for
the Exclusive Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4

Nat'l Financial SVCS Corp. *                                                             7.4276%
FBO Customers
A/C# SV8849-8436
P.O. Box 3908
Church St. Station
New York, NY 10008-3908

Merrill Lynch Pierce Fenner & Smith                                       8.4543%
Inc. *
Building 1 Team A FL 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486

LARGE CAP VALUE FUND

Connecticut General                                                                                      98.0352%
Life Ins. Co.*
On Behalf of Its
Separate Accounts
Attn: Carmen G. Rivera
280 Trumbull St. #H19B
Hartford, CT 06103-3509


                                       73

                                                 CLASS        CLASS        CLASS         COMMON           ADVISOR
                                                   A            B            C            CLASS            CLASS

Charles Schwab & Co., Inc.*                     15.2529%
Special Custody Account for the Exclusive
Benefit of Customers
Attn:  Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4

Fidelity Investment Institutional*              5.0163%
Operations CNT as Agent for Certain
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

Merrill Lynch Pierce Fenner & Smith Inc.*                                 9.9807%
Building 1 Team A Fl 2
4800 Deer Lake Drive East
Jacksonville, FL 32246-6486
Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                              8.1589%
P.O. Box 2052
Jersey City, NJ 07303-2052

Pershing LLC                                                              6.7175%
P.O. Box 2052
Jersey City, NJ 07303-2052

Ronald J. Stein                                                                         15.6298%
28 Douglass Street
Brooklyn, NY 11231-4714

Key Investments LLC                                                                     12.0971%
600 Krystal Bldg.
1 Union Sq.
Chattanooga, TN 37402-2505

State Street Bank & Trust Co.*                                                          10.8840%
Cust. for the IRA of
Ronald J. Stein
28 Douglass St.
Brooklyn, NY 11231-4714

*The Fund does not believe these entities are the beneficial owners of the shares held of record by them.

                              FINANCIAL STATEMENTS

                  Each Fund's audited Annual Report(s) for the classes of shares it makes available, which either accompany this Statement of Additional Information or have previously been provided to the investor to whom this Statement of Additional Information is being sent, are incorporated herein by reference with respect to all information regarding the Fund included therein. Each Fund will furnish without charge a copy of the annual and semi-annual reports upon request by calling Credit Suisse Funds at 800-927-2874.

                                   APPENDIX A


                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

                  Commercial paper rated A-1 by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Corporate Bond Ratings

                  The following summarizes the ratings used by S&P for corporate bonds:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Debt rated B has a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the ratings used by Moody's for corporate bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Note Ratings

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus sign designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

Municipal Obligations Ratings

                  The following summarizes the ratings used by S&P for Municipal
Obligations:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  A - Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  BBB - This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

                  BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

                  B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

                  CCC - Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

                  CC - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

                  C - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  Additionally, the rating CI is reserved for income bonds on which no interest is being paid. Such debt is rated between debt rated C and debt rated D.

                  To provide more detailed indications of credit quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  The following summarizes the highest four municipal ratings used by Moody's:

                  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds which are rated as Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

                  B - Bonds which are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                  NOTE: Those bonds in the AA, A, BAA, BA and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols AA1, A1, BAA1, BA1, and B1.

                  Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

                  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                                   APPENDIX B

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                                CSAM CAPITAL INC.

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS


                       PROXY VOTING POLICY AND PROCEDURES



                                  INTRODUCTION

     Credit Suisse Asset Management, LLC and CSAM Capital Inc. (collectively, "CSAM") are fiduciaries that owe each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

                                     POLICY

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

                             PROXY VOTING COMMITTEE

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

                                    CONFLICTS

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

                                     CONSENT

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

                                  RECORDKEEPING

     CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting. These records include the following:


o     a copy of the Policy;
o     a copy of each proxy statement received on behalf of CSAM clients;
o     a record of each vote cast on behalf of CSAM clients;
o a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
o a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

                                   DISCLOSURE

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

                                   PROCEDURES

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

                                OPERATIONAL ITEMS

     Adjourn Meeting

         Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

         Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

         Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

         Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

         Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

BOARD OF DIRECTORS

     Voting on Director Nominees in Uncontested Elections

         Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

         Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

         Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

         Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

         Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

         Generally vote against shareholder proposals to limit the tenure of outside directors.

PROXY CONTESTS

     Voting on Director Nominees in Contested Elections

         Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

         Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

         Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

     Advance Notice Requirements for Shareholder Proposals/Nominations

         Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

         Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

         Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

         Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

         Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

         Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

MERGER AND CORPORATE RESTRUCTURING

     Appraisal Rights

         Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

         Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
         (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

         Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

         Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
         (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

         Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

         Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

         Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
         (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
         (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

         Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
         (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

         Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
         (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

         Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

         Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
         (6) change in the capital structure

     Value Maximization Proposals

         Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

CAPITAL STRUCTURE

     Adjustments to Par Value of Common Stock

         Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

         Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

         Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

         Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

         Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

         Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

         Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
         (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

         Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

         Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

         Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

         Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

EXECUTIVE AND DIRECTOR COMPENSATION

     Executive and Director Compensation

         Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

         Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

         Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

         Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

         Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

         Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

         Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

         Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

         Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

         Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

         Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.


                                   APPENDIX C

                  FEE ARRANGEMENT FOR THE SALE OF COMMON CLASS

-----------------------------------------------------------------------------------------------------------------
DEALER NAME                              FEE ARRANGEMENT (AS A PERCENTAGE OF A FUND'S AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------

A G Edwards & Sons Inc                   0.25%
-----------------------------------------------------------------------------------------------------------------
ABN-AMRO Inc.                            0.20%
-----------------------------------------------------------------------------------------------------------------
American Express Fin. Advisors           0.40%
-----------------------------------------------------------------------------------------------------------------
American General Ret. Srvcs              0.40%
-----------------------------------------------------------------------------------------------------------------
Bank of Bermuda Ltd.                     0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Bear Stearns Securities Corp.            0.25%
-----------------------------------------------------------------------------------------------------------------
BISYS BD Services, Inc.                  0.25%
-----------------------------------------------------------------------------------------------------------------
Brown & Co                               0.15%
-----------------------------------------------------------------------------------------------------------------
Charles Schwab & Co                      0.35% for qualifying shares; 0.40% for retirement plan shares
-----------------------------------------------------------------------------------------------------------------
Chicago Trust Co.                        0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Chicago Trust Company                    0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
CIBC World Markets Corp                  0.25%
-----------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.            0.25% through Custody programs; 0.35% for Investment Advisory and trading programs; 0.25% for retirement programs, $12 annual fee per each participant in a retirement plan, not to exceed 0.40% of the average daily net assets investing in the Funds through a retirement program
-----------------------------------------------------------------------------------------------------------------
CitiStreet Associates LLC                0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
City National Bank                       0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
RBC Dain Rauscher Inc                    0.20%
-----------------------------------------------------------------------------------------------------------------
Datalynx                                 0.25%
-----------------------------------------------------------------------------------------------------------------
Donaldson Lufkin & Jenrette              0.35% on FundVest assets; networking reimbursement fee of $6 per position excluding FundVest positions
-----------------------------------------------------------------------------------------------------------------
Dreyfus Trust Co                         0.25%
-----------------------------------------------------------------------------------------------------------------
E*Trade Securities                       0.25% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Edgewood Services Inc                    0.25%; 0.35% for investments through Federated Trust Connect Defined
                                         Contribution
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Retirement Plan Services     0.35%
-----------------------------------------------------------------------------------------------------------------
Federated Investors                      0.25%
-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)             0.40% on average net assets plus 0.20% on net in-flows to the Funds from the FIIOC plans
-----------------------------------------------------------------------------------------------------------------
Fiduciary Trust Company                  0.20% of equity funds; 0.15% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Gail Weiss & Associates                  0.25%
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                      0.60% (0.40% for recordkeeping fee, 0.20% for distribution fee.)
-----------------------------------------------------------------------------------------------------------------

                                      C-1


-----------------------------------------------------------------------------------------------------------------
DEALER NAME                              FEE ARRANGEMENT (AS A PERCENTAGE OF A FUND'S AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------

Harris Bank                              0.25%
-----------------------------------------------------------------------------------------------------------------
Hewitt Associates LLC                    0.25%; total annual fee increases to 0.30% for the period
                                         during which the aggregate total of all plan assets invested in common class shares of Credit Suisse Funds is $50 million or more
-----------------------------------------------------------------------------------------------------------------
I Clearing LLC (formerly Datek)          0.25%
-----------------------------------------------------------------------------------------------------------------
Dain Rauscher Incorporated               0.20%; when aggregate assets reach $15 million, the fee will increase to 0.25%
-----------------------------------------------------------------------------------------------------------------
Invesco Retirement, Inc.                 0.40%, provided, however, that the fee will be 0.15% with respect to the Common Class shares of any Credit Suisse Fund for which a fee of
                                         0.25% is payable to the Clearing Broker other than Invesco Services
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                 Up to 0.35%
-----------------------------------------------------------------------------------------------------------------
Metropolitan Life Ins Co.                0.25%
-----------------------------------------------------------------------------------------------------------------
Minnesota Mutual                         0.40% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter               0.35%
-----------------------------------------------------------------------------------------------------------------
National Financial Services              0.30% plus additional 0.10% for assets under Retirement FundsNetwork
-----------------------------------------------------------------------------------------------------------------
National Investor Service Corp           0.35%
-----------------------------------------------------------------------------------------------------------------
Nationwide Financial Srvcs Inc           $0-$50 million - 0.00%; $50 million-$1 billion - 0.15% ; +1 billion -
                                         0.20% across common and Trust portfolios
-----------------------------------------------------------------------------------------------------------------
Neuberger & Berman                       0.10% for Cash Reserve and New York Tax Exempt funds
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                  0.35%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                0.40%
-----------------------------------------------------------------------------------------------------------------
The Prudential Insurance Company of      0.25%
America
-----------------------------------------------------------------------------------------------------------------
Raymond James & Associates Inc           0.20%
-----------------------------------------------------------------------------------------------------------------
Raymond James Financial Srvcs            0.20%
-----------------------------------------------------------------------------------------------------------------
Reliastar Life Ins. Co of NY             0.35% of equity funds; 0.25% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
Resources Trust Company                  0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Retirement Financial Srvcs Inc           0.25%
-----------------------------------------------------------------------------------------------------------------
BancAmerica Robertson Stephens Inc.      0.20% of equity funds; 0.10% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
T. Rowe Price Ret. Plan Services         0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
The Vanguard Group                       0.25%
-----------------------------------------------------------------------------------------------------------------
The Variable Ann. Life Ins Co            0.35%
-----------------------------------------------------------------------------------------------------------------
UBS Financial Services                   0.30%
-----------------------------------------------------------------------------------------------------------------
UMB Bank                                 0.25% of equity funds; 0.15% of fixed income funds except for 0.25% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
Union Bank of California                 0.20% of equity funds; 0.10% of fixed income funds except for 0.20% of
                                         Global Fixed Income Fund
-----------------------------------------------------------------------------------------------------------------
US Clearing Corp                         Up to 0.25%
-----------------------------------------------------------------------------------------------------------------
USAA Investment Management Co            0.30% of equity funds; 0.20% of fixed income funds
-----------------------------------------------------------------------------------------------------------------
VALIC                                    0.40%
-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                 0.30%
-----------------------------------------------------------------------------------------------------------------
Wells Fargo Bank MN, N.A..               0.35%
-----------------------------------------------------------------------------------------------------------------




                  FEE ARRANGEMENT FOR THE SALE OF ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------
DEALER NAME                             FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------------------------------------

American General Ret. Srvcs             0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
Cigna                                   0.65% of equity funds; 0.40% of fixed income funds; 0.50% of Credit Suisse
                                        Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
First Union National Bank               (i) a one-time fee equal to 0.50% on assets of Fund shares in cases where there is: (a) a change of plan recordkeeper from a party unaffiliated with
                                        First Union to First Union (using the 401K Broker-Sold Platform) and (b) a simultaneous transfer of existing plan assets to a Fund, or (ii) a one-time fee equal to 0.25% on assets of Fund shares for each new contribution by plan participants into a Fund (excluding reallocations of existing plan assets) in the 401(k) Broker-Sold Platform
---------------------------------------------------------------------------------------------------------------------
GoldK                                   0.70% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                     0.75% of equity funds; 0.50% of fixed Income funds
---------------------------------------------------------------------------------------------------------------------
Invesco Retirement, Inc                 0.75%, provided, however, that the fee will be 0.25% with
                                        respect to the Advisor Class shares of any Credit Suisse Fund for which a fee of 0.50% is payable to the Clearing
                                        Broker other than Invesco Services
---------------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                0.50% and 1% finders fee on the gross of all new contributions
---------------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                 0.75%
---------------------------------------------------------------------------------------------------------------------
PFPC Inc.                               0.75%
---------------------------------------------------------------------------------------------------------------------
VALIC                                   0.75% except for 0.50% of Fixed Income Fund
---------------------------------------------------------------------------------------------------------------------




               FEE ARRANGEMENT FOR THE SALE OF CLASSES A, B AND C
------------------------------------------------------------------------------------------------------------------
DEALER NAME                               FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
------------------------------------------------------------------------------------------------------------------

AG Edwards & Sons Inc                     In addition to the standard compensation, $6 per
                                          Level One account; $12 per Level Three account;
                                          and $6 per Level Four account
------------------------------------------------------------------------------------------------------------------
American Express Fin. Advisors            Standard compensation for each class plus additional 0.15%
------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.             In addition to the standard compensation, $1.50/quarter per network account; 0.10% on gross sales ; 1.25% per quarter on assets (or 5%
                                          annually)
------------------------------------------------------------------------------------------------------------------
Legg Mason Wood Walker                    Standard compensation plus 0.10% of the aggregate value of Fund shares held
------------------------------------------------------------------------------------------------------------------
National Investor Service Corp            Standard compensation for each class plus  Networking compensations paid on a monthly basis with a combined quarter of $1.50 per quarter
------------------------------------------------------------------------------------------------------------------
Sungard Investment Products Inc.          0.25% for servicing fee plus 0.10% for sub-accounting fee
------------------------------------------------------------------------------------------------------------------
UBS Financial Services                    Standard compensation for each class plus 0.20% annually on gross sales; 0.05% annually on net assets invested in the Credit Suisse
                                          Funds; $12/year per network account
------------------------------------------------------------------------------------------------------------------




         FEE ARRANGEMENT FOR THE SALE OF CLASS A SHARES WITH LOAD WAIVED
-----------------------------------------------------------------------------------------------------------------
DEALER NAME                               FEE ARRANGEMENT (AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS)
-----------------------------------------------------------------------------------------------------------------

American Cent. Inv. Mgmt. Co.             0.45%
-----------------------------------------------------------------------------------------------------------------
American General Ret. Srvcs               0.50%
-----------------------------------------------------------------------------------------------------------------
First Union National Bank                 0.50%
-----------------------------------------------------------------------------------------------------------------
Fidelity Investments (FIIOC)              0.40% on average net assets plus 0.20% on net in-flows from the FIIOC plans
-----------------------------------------------------------------------------------------------------------------
GWFS Equities, Inc.                       0.50%
-----------------------------------------------------------------------------------------------------------------
Invesco Retirement, Inc                   0 .50%, provided, however, that the rate of fee will be
                                          0.25% with respect to the Class A shares of any Credit Suisse Fund for which a fee of 0.25% is payable to the Clearing Broker other than
                                          Invesco Services
-----------------------------------------------------------------------------------------------------------------
Metlife Securities, Inc.                  0.25% and an additional 0.15% for equity funds, and an additional
                                          0.15% for fixed income funds following the first twelve months of investment; plus a monthly "finders fee" according to the following schedule: 1.00% on the first $3,000,000; 0.50% on $3,000,001 to
                                          $50,000,000; 0.25% above $50,000,000
-----------------------------------------------------------------------------------------------------------------
NYLIM Service Company LLC                 0.40%
-----------------------------------------------------------------------------------------------------------------
PFPC Brokerage Services                   0.50%
-----------------------------------------------------------------------------------------------------------------
PFPC Inc.                                 0.50%
-----------------------------------------------------------------------------------------------------------------
Putnum Fiduciary Trust Co                 0.50%
-----------------------------------------------------------------------------------------------------------------
Wachovia Securities, LLC                  0.30%
-----------------------------------------------------------------------------------------------------------------


FEE ARRANGEMENTS WITH MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")


                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES

In addition to the standard commissions, service fee and/or asset-based sales charges payable pursuant to applicable Rule 12b-1 plans, the following fees apply with respect to the classes set forth below:

     o    One-time account set-up fee of $50,000.

     o    Class A, B or C Shares:

          o A monthly fee of 0.25% of total new gross sales of shares of the Funds;*

          o An annual fee of 0.10% of the value of Fund shares held by customers for more than one year;*

          o An annual fee in respect of each customer account holding such Fund shares, any time during a calendar year (other than ERISA Accounts), of an amount equal to the sum of (a) $16 per front-end load Fund (Class A shares), (b) $19 per back-end load Fund (Class B shares) during the CDSC period and $16 thereafter and (c) $19 per level load Fund (Class C shares) during the CDSC period and $16 thereafter; and

          o    An annual fee of 0.10% on net assets held in the ERISA Accounts.

     o    Common Class Shares:*

          o    An annual fee of 0.10% on net assets in ERISA Accounts; and,

          o An annual fee of 0.35% on net assets held in accounts at MLPF&S (other than ERISA accounts).

     o Advisor Class or Class A Shares (load-waived) offered to certain employee benefit plans (the "Plans"):

          o $16 of Processing Fee annually per each position of each Fund in a Plan;

          o A Service Fee of 0.10% and 0.20% of the average daily net asset of the Advisor Class and Class A shares, respectively; and

          o With respect to the Fund shares held by Plans through the "Investment Only Trading Platform," a fee of 0.10% of the average daily net assets.

*The following fees shall not apply to sales of Common Class shares and Class A shares for which a front-end sales charge is waived until such time as CSAMSI receives written notice from MLPF&S: (a) a monthly fee of 0.25% of total new gross sales of shares of the Funds; and (b) an annual fee of 0.10% of the value of Fund shares held by customers for more than one year.

FEE ARRANGEMENTS WITH PERSHING

                  CLASS A, B AND C, COMMON AND ADVISOR CLASSES

     o Pershing is paid standard commissions and service fees with respect to retail Class A, B and C shares described in applicable prospectuses, some or all of which, in turn, are payable to correspondent brokers thereof.

     o Pershing is paid an annual fee of $6.00 for each shareholder of each fund to reimburse for sub-accounting expenses for certain accounts traded through the National Securities Clearing Corporation ("NSCC").

     o Under the "Clearance-Fee-Waiver-Program," Pershing is paid the following compensation with respect to retail Class A, B and C shares:
          (a) for shares purchased through AXA Advisors and the Credit Suisse First Boston Private Client Services Group, 0.10% on monthly net purchases with respect to the Credit Suisse Funds; and (b) for shares sold through all other correspondent broker-dealers, 0.125% on monthly net purchases with respect to the Credit Suisse Funds.

     o Under the "FundVest Program," Pershing is paid the following compensation: (a) 0.35% of average daily net assets in Common Class shares and 0.10% of average daily net assets in Class A (load waived) shares, less (b) $5,000 per quarter.

     o Under the "FundVest Institutional Program," Pershing is or will be paid the following compensation with respect to Class A (load waived) shares: (a) 0.15% of average daily net assets.

     o With respect to Municipal Money and U.S. Government Money Funds, Pershing is paid the following compensation with respect to Class A shares: (a) 0.10% of average daily net assets; and (b) a $0.60 fee per shareholder statement.

               CREDIT SUISSE INSTITUTIONAL MONEY MARKET FUND, INC.

     With respect to the Credit Suisse Institutional Money Market Fund, Pershing is paid (a) distribution fees of 0.10% and 0.25% of average daily net assets of Class B and Class C shares of the Fund, respectively; and (b) a fee of .05% of average daily net assets of Class A, Class B and Class shares of the Fund for which Pershing performs shareholder servicing.